UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock

Global Short Duration Credit Fund

Annual report 5/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a challenging stretch for all investors, and the fixed-income markets offered no exception. Three themes dominated headlines for the majority of the period and continue to be sources of concern for investors: global growth, commodity prices, and the direction of interest rates. On the economic front, worries about a slowdown in China pushed the United States to center stage as investors increasingly looked to domestic demand to fuel global growth. Energy prices were highly volatile, plummeting in January to multi-year lows before rebounding to finish at more sustainable levels. As for interest rates, the U.S. Federal Reserve (Fed) finally began in December the long process of normalizing monetary policy by increasing the federal funds rate for the first time in nine years. More rate hikes may be on the horizon, but the United States' position as the one major economy tightening in this environment makes the Fed's job that much more difficult.

Against this backdrop, investors tended to dial down their risk exposure, selling out of equities, high-yield bonds, and emerging markets in favor of the safety of U.S. Treasuries and other less-volatile assets. That trend abruptly reversed course in February, as attractive valuations eventually lured investors back into riskier assets. After period end, the United Kingdom's vote to leave the European Union set off more volatility as investors turned back to safe-haven assets.

These kinds of market swings can be unsettling. We believe the global economy will continue to make gains, but that periods of heightened volatility could likely persist. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to meet the needs of our fund shareholders. However, your best resource is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Short Duration Credit Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
22	Financial statements
25	Financial highlights
26	Notes to financial statements
35	Auditor's report
36	Tax information
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16 (%)

The Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and emerging markets high yield corporate bonds with maturities in the one to five year range.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A strong rally from mid-February onward helped the market recover its earlier losses

After performing poorly through the first half of the period, short-term high-yield bonds rebounded to close in positive territory.

The fund underperformed its benchmark

The fund finished with a negative return and lagged the Barclays Global High Yield Corporate 1-5 Year Index.

Positioning in the energy sector detracted

Security selection in the energy sector was the primary factor in the fund's underperformance.

PORTFOLIO COMPOSITION AS OF 5/31/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       3

Discussion of fund performance

An interview with Portfolio Manager John F. Addeo, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

How did the global high-yield market perform during the reporting period?

Despite their poor performance from the beginning of the period through mid-February 2016, shorter-term high-yield bonds eked out a positive return in the past 12 months. Two important factors played a part in the initial downturn. First, the sharp decline in the prices of oil and other commodities weighed on the credit outlook for the many energy and mining issuers in the high-yield market. Second, the combination of poor liquidity conditions and elevated investor risk aversion put downward pressure on prices, particularly in the lighter holiday trading of late November and early December.

The high-yield markets eventually regained their footing in mid-February, thanks in part to the Bank of Japan's decision to cut short-term interest rates into negative territory. Investors were also

QUALITY COMPOSITION AS OF 5/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       4

cheered by a new stimulus package from the European Central Bank, as well as a series of statements from the U.S. Federal Reserve indicating that it would maintain its gradual approach to raising rates. These developments led to a significant rebound in oil prices and helped fuel a broad rebound in higher-risk market segments, allowing the index to recover its earlier losses and close in positive territory.

What factors influenced fund performance?

The fund underperformed its benchmark, the Barclays Global High Yield Corporate 1-5 Year Index. Positioning in the energy sector was a key factor in the fund's results. Overweight positions in the independent and integrated energy industries detracted from performance, as did individual issue selection across all segments of the energy group. Security selection in the diversified manufacturing and cable/satellite industries also weighed on returns. The fund's currency exposure had an adverse effect on performance as well.

On the positive side, the fund's performance benefited from our security selection in the mining, transportation services, and wireline telecommunications industries. On a geographic basis, the fund's allocation to emerging-market high-yield bonds—which delivered returns well in excess of the developed markets—added to performance.

During the period, we used futures contracts and currency forward contracts to manage the fund's duration (interest-rate sensitivity) and currency exposure, respectively. In total, the use of derivatives was a small detractor from performance.

SECTOR COMPOSITION AS OF 5/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       5

How was the fund positioned at the end of the period?

We maintained our approach of keeping the fund's duration close to that of the benchmark (approximately 2.2 years versus 2.5 years) in order to maximize the impact of individual security selection. We closed the period with a defensive posture, highlighted by a preference for B-rated securities over those rated CCC, which reflected our view that continued uncertainty in the world economy could lead to a renewed widening of yield spreads. We did add modestly to the CCC tier, however, as we found some select opportunities in this area. In the portion of the portfolio invested in the emerging markets, we favored Latin America and Asia. Still, we reduced exposure to Asia in the second half of the period on the belief that the U.S. high yield was more attractive on a relative basis.

MANAGED BY

John F. Addeo, CFA On the fund since inception Investing since 1984
Daniel S. Janis III On the fund since inception Investing since 1984
Dennis F. McCafferty, CFA On the fund since inception Investing since 1999
Endre Pedersen On the fund since inception Investing since 1999

TOP 10 COUNTRIES AS OF 5/31/16 (%)

United States	51.6
China	6.1
Singapore	4.5
Mexico	4.4
Indonesia	3.2
India	3.1
Hong Kong	2.7
Russia	2.3
Luxembourg	2.1
Canada	1.8
TOTAL	81.8
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of John F. Addeo, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class NAV	-0.27	1.12	2.96
Index 1†	0.05	0.14	0.36
Index 2†	1.66	2.53	6.75

Performance figures assume all distributions have been reinvested.

The expense ratio of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), is set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratio is as follows:

Class NAV
Gross/Net (%)	0.80

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Barclays Global High Yield Corporate 1-5 Year Index; Index 2 is the Barclays Global High Yield Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Short Duration Credit Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class NAV[2]	10-21-13	10,296	10,296	10,036	10,675

The Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and Emerging Markets high yield corporate bonds with maturities in the one to five year range.

The Barclays Global High Yield Index is an unmanaged index composed of U.S., European and Emerging Markets high yield bonds with at least one year until final maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Footnotes related to performance pages

1	From 10-21-13.
2	For certain types of investors, as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class NAV	$1,000.00	$1,042.72	$4.24	0.83%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       9

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class NAV	$1,000.00	$1,020.90	$4.19	0.83%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio (defined above) multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       10

Fund's investments

As of 5-31-16
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 75.9%					$239,474,865
(Cost $251,073,191)
Argentina 0.7%					2,095,000
YPF SA (S)	8.500	03-23-21		2,000,000	2,095,000
Australia 0.8%					2,529,613
Australia & New Zealand Banking Group, Ltd. (S)	4.400	05-19-26		2,500,000	2,529,613
Austria 0.4%					1,295,313
Sappi Papier Holding GmbH (S)	7.750	07-15-17		1,250,000	1,295,313
Barbados 0.1%					419,300
Columbus International, Inc. (S)	7.375	03-30-21		400,000	419,300
Brazil 1.6%					4,940,214
Banco BTG Pactual SA (S)	5.750	09-28-22		1,040,000	829,920
Braskem Finance, Ltd.	6.450	02-03-24		750,000	735,000
Cia Brasileira de Aluminio (S)	4.750	06-17-24		750,000	671,025
Cia de Saneamento Basico do Estado de Sao Paulo (S)	6.250	12-16-20		1,000,000	990,000
Odebrecht Finance, Ltd. (S)	8.250	04-25-18	BRL	2,250,000	199,247
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-23		879,400	114,322
Petrobras Global Finance BV	4.875	03-17-20		1,000,000	903,200
Tam Capital, Inc.	7.375	04-25-17		500,000	497,500
Canada 1.8%					5,804,451
Air Canada (S)	8.750	04-01-20		1,210,000	1,305,288
Glencore Finance Canada, Ltd. (S)	3.600	01-15-17		770,000	773,850
Kronos Acquisition Holdings, Inc. (S)	9.000	08-15-23		895,000	865,913
Lundin Mining Corp. (S)	7.500	11-01-20		640,000	651,200
Mercer International, Inc.	7.000	12-01-19		1,010,000	1,017,575
New Gold, Inc. (S)	6.250	11-15-22		390,000	369,525
Norbord, Inc. (S)	6.250	04-15-23		805,000	821,100
China 6.1%					19,156,875
Agile Property Holdings, Ltd.	8.375	02-18-19		2,700,000	2,865,202
BCP Singapore VI Cayman Financing Company, Ltd. (S)	8.000	04-15-21		1,000,000	806,000
Chalieco Hong Kong Corp., Ltd. (6.875% to 2-28-17, then 3 Year CMT + 11.152%) (Q)	6.875	02-28-17		2,500,000	2,531,250
Future Land Development Holdings, Ltd.	6.250	11-12-17		2,000,000	2,026,104
Huarong Finance II Company, Ltd.	3.250	06-03-21		2,800,000	2,782,746
KWG Property Holding, Ltd.	8.975	01-14-19		1,000,000	1,065,842
KWG Property Holding, Ltd.	13.250	03-22-17		1,100,000	1,179,750
Logan Property Holdings Company, Ltd.	9.750	12-08-17		1,500,000	1,599,758
Parkson Retail Group, Ltd.	4.500	05-03-18		3,000,000	2,726,103

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       11

	Rate (%)	Maturity date	Par value^		Value
China (continued)
West China Cement, Ltd.	6.500	09-11-19		1,500,000	$1,574,120
Colombia 0.8%					2,565,725
Pacific Exploration and Production Corp. (S)	5.125	03-28-23		3,290,000	501,725
Transportadora de Gas Internacional SA ESP (S)	5.700	03-20-22		2,000,000	2,064,000
France 0.3%					826,625
Numericable-SFR SA (S)	6.250	05-15-24		850,000	826,625
Germany 0.4%					1,130,764
Schaeffler Finance BV (S)	3.250	05-15-19	EUR	1,000,000	1,130,764
Guatemala 0.4%					1,397,040
Comcel Trust (S)	6.875	02-06-24		1,500,000	1,397,040
Hong Kong 2.7%					8,672,137
China Oil & Gas Group, Ltd.	5.000	05-07-20		1,300,000	1,287,000
FPT Finance, Ltd.	6.375	09-28-20		1,500,000	1,653,801
MCE Finance, Ltd.	5.000	02-15-21		1,000,000	981,449
Road King Infrastructure Finance 2012, Ltd.	9.875	09-18-17		1,000,000	1,047,887
Studio City Finance, Ltd.	8.500	12-01-20		1,500,000	1,500,000
Yancoal International Resources Development Company, Ltd.	4.461	05-16-17		1,000,000	990,000
Zoomlion HK SPV Company, Ltd.	6.875	04-05-17		1,200,000	1,212,000
India 3.1%					9,917,757
ICICI Bank, Ltd. (6.375% to 4-30-17, then 6 month LIBOR + 2.280%)	6.375	04-30-22		1,850,000	1,891,283
JSW Steel, Ltd.	4.750	11-12-19		2,000,000	1,763,196
State Bank of India (6.439% to 5-15-17, then 6 month LIBOR + 2.200%) (Q)	6.439	05-15-17		3,000,000	3,035,778
Vedanta Resources PLC	6.000	01-31-19		2,700,000	2,227,500
Vedanta Resources PLC	6.750	06-07-16		1,000,000	1,000,000
Indonesia 3.2%					10,027,309
Indo Energy Finance BV	7.000	05-07-18		1,250,000	950,000
Indo Energy Finance II BV	6.375	01-24-23		2,000,000	1,070,000
Listrindo Capital BV	6.950	02-21-19		2,000,000	2,070,000
MPM Global Pte, Ltd.	6.750	09-19-19		2,500,000	2,487,370
Star Energy Geothermal Wayang Windu, Ltd.	6.125	03-27-20		3,400,000	3,449,939
Ireland 1.3%					4,216,027
AerCap Ireland Capital, Ltd.	4.500	05-15-21		1,095,000	1,126,481
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24		1,200,000	1,260,196
Ardagh Packaging Finance PLC (P)(S)	3.634	12-15-19		1,500,000	1,503,750
Ardagh Packaging Finance PLC (S)	7.250	05-15-24		320,000	325,600

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       12

	Rate (%)	Maturity date	Par value^		Value
Jamaica 0.4%					$1,255,627
Digicel, Ltd. (S)	6.000	04-15-21		1,025,000	908,027
Digicel, Ltd. (S)	6.750	03-01-23		395,000	347,600
Kazakhstan 0.5%					1,635,100
Zhaikmunai LLP (S)	6.375	02-14-19		2,000,000	1,635,100
Luxembourg 1.6%					4,962,036
Actavis Funding SCS	2.350	03-12-18		400,000	403,215
Intelsat Jackson Holdings SA	5.500	08-01-23		905,000	581,463
Intelsat Jackson Holdings SA	7.500	04-01-21		1,440,000	979,200
Intelsat Luxembourg SA	6.750	06-01-18		640,000	459,002
Mallinckrodt International Finance SA (S)	5.750	08-01-22		1,220,000	1,152,900
Wind Acquisition Finance SA (S)	7.375	04-23-21		1,465,000	1,386,256
Mexico 4.2%					13,249,925
America Movil SAB de CV	6.000	06-09-19	MXN	28,210,000	1,507,499
America Movil SAB de CV	7.125	12-09-24	MXN	13,000,000	676,950
Credito Real SAB de CV (S)	7.500	03-13-19		1,650,000	1,705,455
Grupo Cementos de Chihuahua SAB de CV (S)	8.125	02-08-20		1,000,000	1,044,750
Nemak SAB de CV (S)	5.500	02-28-23		950,000	980,875
Office Depot de Mexico SA de CV (S)	6.875	09-20-20		3,390,000	3,495,090
Petroleos Mexicanos	5.500	01-21-21		820,000	851,775
Petroleos Mexicanos	6.000	03-05-20		530,000	562,531
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		2,500,000	2,425,000
Netherlands 0.3%					1,025,550
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (Q)	6.000	04-16-20		1,060,000	1,025,550
Peru 0.3%					1,026,500
Inkia Energy, Ltd. (S)	8.375	04-04-21		1,000,000	1,026,500
Russia 2.3%					7,096,106
ALROSA Finance SA (S)	7.750	11-03-20		850,000	952,575
EuroChem Mineral & Chemical Company OJSC (S)	5.125	12-12-17		1,450,000	1,477,840
Lukoil International Finance BV (S)	4.563	04-24-23		1,300,000	1,281,353
MMC Norilsk Nickel OJSC (S)	6.625	10-14-22		1,300,000	1,412,125
Severstal OAO (S)	5.900	10-17-22		1,000,000	1,059,500
VimpelCom Holdings BV (S)	7.504	03-01-22		855,000	912,713
Singapore 4.5%					14,274,213
Alam Synergy Pte, Ltd.	9.000	01-29-19		3,400,000	3,417,000
Pratama Agung Pte, Ltd.	6.250	02-24-20		3,000,000	3,028,563
TBG Global Pte, Ltd.	5.250	02-10-22		2,700,000	2,679,310
Theta Capital Pte, Ltd.	6.125	11-14-20		2,290,000	2,318,215
Yanlord Land Group, Ltd.	10.625	03-29-18		2,750,000	2,831,125

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       13

	Rate (%)	Maturity date	Par value^	Value
South Africa 0.7%				$2,092,789
AngloGold Ashanti Holdings PLC	5.375	04-15-20	675,000	682,088
AngloGold Ashanti Holdings PLC	8.500	07-30-20	1,325,000	1,410,701
United Arab Emirates 0.1%				424,512
Dubai Electricity & Water Authority (S)	7.375	10-21-20	360,000	424,512
United Kingdom 1.0%				3,008,551
Fiat Chrysler Automobiles NV	5.250	04-15-23	750,000	746,250
Inmarsat Finance PLC (S)	4.875	05-15-22	555,000	489,788
Tullow Oil PLC (S)	6.000	11-01-20	1,050,000	841,575
Virgin Media Secured Finance PLC (S)	5.375	04-15-21	900,000	930,938
United States 36.3%				114,429,806
Activision Blizzard, Inc. (S)	6.125	09-15-23	1,000,000	1,088,750
Ahern Rentals, Inc. (S)	7.375	05-15-23	565,000	418,100
Aircastle, Ltd.	5.125	03-15-21	480,000	506,400
Alliance Data Systems Corp. (S)	5.375	08-01-22	750,000	727,500
Alliance One International, Inc.	9.875	07-15-21	1,690,000	1,482,975
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (Q)	4.900	03-15-20	295,000	270,663
AmeriGas Finance LLC	7.000	05-20-22	1,000,000	1,053,750
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18	1,120,000	1,141,000
Antero Resources Corp.	5.125	12-01-22	580,000	555,350
Approach Resources, Inc.	7.000	06-15-21	640,000	364,800
BBVA Bancomer SA (S)	6.500	03-10-21	1,000,000	1,092,000
Beazer Homes USA, Inc.	7.500	09-15-21	1,025,000	886,625
Cablevision Systems Corp.	7.750	04-15-18	1,500,000	1,597,500
Cablevision Systems Corp.	8.000	04-15-20	1,000,000	1,017,500
Cablevision Systems Corp.	8.625	09-15-17	475,000	506,469
Calpine Corp. (S)	7.875	01-15-23	721,000	766,964
Cash America International, Inc.	5.750	05-15-18	690,000	700,350
Cemex Finance LLC (S)	9.375	10-12-22	1,250,000	1,362,500
Centene Escrow Corp. (S)	5.625	02-15-21	475,000	494,000
Chaparral Energy, Inc. (H)	7.625	11-15-22	1,440,000	680,400
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24	750,000	768,750
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)	6.125	11-15-20	1,000,000	1,018,750
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	650,000	652,438
CNH Industrial Capital LLC	3.875	07-16-18	1,000,000	1,002,500
CNO Financial Group, Inc.	4.500	05-30-20	1,420,000	1,466,150
Community Health Systems, Inc.	6.875	02-01-22	60,000	51,563
Community Health Systems, Inc.	7.125	07-15-20	500,000	463,750
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	1,200,000	1,143,000
CSI Compressco LP	7.250	08-15-22	935,000	757,350
DaVita HealthCare Partners, Inc.	5.750	08-15-22	1,535,000	1,607,913
Dominion Resources, Inc.	2.500	12-01-19	1,065,000	1,079,182

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       14

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Dynegy, Inc.	7.625	11-01-24	1,065,000	$1,022,400
Eldorado Resorts, Inc.	7.000	08-01-23	750,000	783,750
EMI Music Publishing Group North America Holdings, Inc. (S)	7.625	06-15-24	400,000	409,500
Energy Transfer Partners LP	2.500	06-15-18	1,050,000	1,035,474
Energy XXI Gulf Coast, Inc. (H)(S)	11.000	03-15-20	950,000	380,000
Enova International, Inc.	9.750	06-01-21	625,000	478,125
Ford Motor Credit Company LLC	2.551	10-05-18	1,010,000	1,023,510
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	600,000	558,000
Frontier Communications Corp. (S)	11.000	09-15-25	1,040,000	1,058,200
Global Partners LP	6.250	07-15-22	315,000	257,513
Halcon Resources Corp. (H)	9.750	07-15-20	950,000	187,625
HCA, Inc.	5.375	02-01-25	905,000	918,575
HCA, Inc.	7.500	02-15-22	950,000	1,077,063
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	1,300,000	1,368,250
InterActiveCorp	4.875	11-30-18	170,000	174,038
International Game Technology PLC (S)	5.625	02-15-20	1,250,000	1,306,250
Jefferies Group LLC	5.125	04-13-18	960,000	998,445
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	760,000	665,000
Kinetic Concepts, Inc. (S)	7.875	02-15-21	700,000	750,946
Kinetic Concepts, Inc.	10.500	11-01-18	730,000	728,175
Kraft Heinz Foods Company (S)	4.875	02-15-25	735,000	802,023
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	785,000	690,800
Ladder Capital Finance Holdings LLLP	7.375	10-01-17	1,425,000	1,439,250
Level 3 Financing, Inc.	5.625	02-01-23	975,000	995,719
LMI Aerospace, Inc.	7.375	07-15-19	2,250,000	2,295,000
McGraw-Hill Global Education Holdings LLC (S)	7.875	05-15-24	895,000	933,038
MDC Partners, Inc. (S)	6.500	05-01-24	950,000	919,125
MEDNAX, Inc. (S)	5.250	12-01-23	500,000	511,565
Micron Technology, Inc. (S)	7.500	09-15-23	1,305,000	1,370,250
Mohegan Tribal Gaming Authority	9.750	09-01-21	1,010,000	1,064,288
Molina Healthcare, Inc. (S)	5.375	11-15-22	710,000	709,134
Nationstar Mortgage LLC	7.875	10-01-20	600,000	568,500
Nationstar Mortgage LLC	9.625	05-01-19	1,200,000	1,252,500
NewStar Financial, Inc.	7.250	05-01-20	1,305,000	1,213,650
Novelis, Inc.	8.750	12-15-20	460,000	477,250
NRG Energy, Inc.	6.250	07-15-22	1,305,000	1,281,755
NRG Yield Operating LLC	5.375	08-15-24	1,110,000	1,068,375
NWH Escrow Corp. (S)	7.500	08-01-21	575,000	411,125
Oasis Petroleum, Inc.	6.875	03-15-22	1,030,000	947,600
OPE KAG Finance Sub, Inc. (S)	7.875	07-31-23	1,000,000	1,005,000
PBF Holding Company LLC (S)	7.000	11-15-23	670,000	640,688
Performance Food Group, Inc. (S)	5.500	06-01-24	825,000	835,313
Plains All American Pipeline LP	4.650	10-15-25	675,000	640,567

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       15

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Platform Specialty Products Corp. (S)	6.500	02-01-22	1,695,000	$1,504,313
Post Holdings, Inc.	7.375	02-15-22	765,000	808,031
PVH Corp.	4.500	12-15-22	1,010,000	1,027,675
Quicken Loans, Inc. (S)	5.750	05-01-25	135,000	127,913
Quorum Health Corp. (S)	11.625	04-15-23	810,000	810,000
Rackspace Hosting, Inc. (S)	6.500	01-15-24	1,290,000	1,290,000
Radian Group, Inc.	7.000	03-15-21	585,000	620,100
Radio One, Inc. (S)	7.375	04-15-22	1,025,000	978,875
Radio One, Inc. (S)	9.250	02-15-20	795,000	687,675
Rain CII Carbon LLC (S)	8.000	12-01-18	775,000	673,281
Rain CII Carbon LLC (S)	8.250	01-15-21	15,000	11,513
Reynolds Group Issuer, Inc.	5.750	10-15-20	385,000	397,031
Reynolds Group Issuer, Inc.	9.875	08-15-19	463,000	480,941
Rialto Holdings LLC (S)	7.000	12-01-18	1,753,000	1,731,088
Rite Aid Corp.	9.250	03-15-20	680,000	717,400
Sanchez Energy Corp.	6.125	01-15-23	1,260,000	907,200
SandRidge Energy, Inc. (H)(S)	8.750	06-01-20	1,530,000	604,350
SBA Communications Corp.	4.875	07-15-22	1,265,000	1,268,163
Select Medical Corp.	6.375	06-01-21	1,665,000	1,602,563
Simmons Foods, Inc. (S)	7.875	10-01-21	500,000	455,000
Sirius XM Radio, Inc. (S)	5.375	07-15-26	680,000	676,600
Southern States Cooperative, Inc. (S)	10.000	08-15-21	1,410,000	937,650
SPL Logistics Escrow LLC (S)	8.875	08-01-20	590,000	461,675
Springleaf Finance Corp.	6.900	12-15-17	2,800,000	2,933,000
Springleaf Finance Corp.	8.250	12-15-20	340,000	353,600
Sprint Communications, Inc.	6.000	11-15-22	500,000	375,000
Standard Industries, Inc. (S)	5.375	11-15-24	455,000	465,238
Standard Industries, Inc. (S)	5.500	02-15-23	385,000	396,550
Standard Industries, Inc. (S)	6.000	10-15-25	700,000	743,750
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	800,000	800,000
Stearns Holdings LLC (S)	9.375	08-15-20	1,010,000	954,450
Summit Midstream Holdings LLC	7.500	07-01-21	1,000,000	927,500
SUPERVALU, Inc.	7.750	11-15-22	650,000	564,688
T-Mobile USA, Inc.	6.125	01-15-22	374,000	394,570
T-Mobile USA, Inc.	6.250	04-01-21	750,000	785,625
T-Mobile USA, Inc.	6.731	04-28-22	1,705,000	1,788,119
Talen Energy Supply LLC (S)	4.625	07-15-19	615,000	565,800
Targa Resources Partners LP	5.000	01-15-18	1,000,000	1,020,000
Teekay Offshore Partners LP	6.000	07-30-19	995,000	736,300
Tesoro Logistics LP	6.125	10-15-21	625,000	644,138
Tesoro Logistics LP	6.250	10-15-22	700,000	722,750
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	1,875,000	1,209,375
The Chemours Company	6.625	05-15-23	1,000,000	897,500

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       16

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20		755,000	$736,201
The Goodyear Tire & Rubber Company	7.000	05-15-22		1,590,000	1,707,263
The Hertz Corp.	5.875	10-15-20		1,180,000	1,196,225
The Hertz Corp.	6.250	10-15-22		630,000	626,063
The Scotts Miracle-Gro Company (S)	6.000	10-15-23		510,000	540,600
Time, Inc. (S)	5.750	04-15-22		840,000	801,150
Tops Holding LLC (S)	8.000	06-15-22		440,000	388,300
Trinity Industries, Inc.	4.550	10-01-24		525,000	485,917
Tronox Finance LLC (S)	7.500	03-15-22		305,000	227,225
Univision Communications, Inc. (S)	6.750	09-15-22		575,000	610,938
Vector Group, Ltd.	7.750	02-15-21		1,000,000	1,042,500
WellCare Health Plans, Inc.	5.750	11-15-20		545,000	564,756
Whiting Petroleum Corp.	5.750	03-15-21		810,000	686,475
Williams Partners LP	4.875	03-15-24		2,155,000	1,947,907
Windstream Services LLC	7.500	06-01-22		2,000,000	1,665,000
XPO Logistics, Inc. (S)	6.500	06-15-22		675,000	648,000
XPO Logistics, Inc. (S)	7.875	09-01-19		500,000	520,000
Capital preferred securities 0.2%					$648,000
(Cost $782,041)
United States 0.2%					648,000
ILFC E-Capital Trust II (P)(S)	4.490	12-21-65		800,000	648,000
Foreign government obligations 1.2%					$3,892,760
(Cost $3,900,372)
Argentina 0.5%					1,626,625
Republic of Argentina (S)	6.250	04-22-19		1,250,000	1,305,625
Republic of Argentina (S)	9.125	03-16-24		300,000	321,000
Bahrain 0.1%					507,600
Kingdom of Bahrain (S)	5.875	01-26-21		500,000	507,600
Mexico 0.2%					599,691
Government of Mexico	10.000	12-05-24	MXN	8,740,000	599,691
Qatar 0.4%					1,158,844
Government of Qatar (S)	2.375	06-02-21		1,175,000	1,158,844
Term loans (M) 11.1%					$34,805,705
(Cost $35,982,003)
Germany 0.9%					2,736,962
Mauser Holding SARL	4.500	07-31-21	1,376,506		1,364,462
Mauser Holding SARL	8.750	07-31-22	1,500,000		1,372,500
Luxembourg 0.5%					1,520,912
Mallinckrodt International Finance SA	3.250	03-19-21	1,552,281		1,520,912

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       17

	Rate (%)		Maturity date	Par value^	Value
Netherlands 0.3%					$778,771
Sybil Finance BV	4.250		03-20-20	301,400	301,023
Tronox Pigments Holland BV	4.500		03-19-20	493,655	477,748
United States 9.4%					29,769,060
Albertsons LLC	5.500		12-21-22	1,795,500	1,797,103
Builders FirstSource, Inc.	6.000		07-31-22	1,344,956	1,344,536
CareCore National LLC	5.500		03-05-21	534,487	497,073
Catalent Pharma Solutions, Inc.	4.250		05-20-21	245,626	246,163
Checkout Holding Corp.	4.500		04-04-21	383,175	337,513
Dell International LLC	4.000		04-29-20	1,180,547	1,179,219
Doncasters US Finance LLC	4.500		04-09-20	1,586,917	1,532,697
Eastman Kodak Company	7.250		09-03-19	441,251	426,543
ExGen Texas Power LLC	5.750		09-18-21	694,709	521,032
Gardner Denver, Inc.	4.250		07-30-20	2,478,452	2,285,339
Gates Global LLC	4.250		07-06-21	1,577,570	1,742,119
INEOS US Finance LLC (T)		TBD	05-04-18	750,000	748,973
Jazz Acquisition, Inc.	4.500		06-19-21	614,394	516,091
JC Penney Corp., Inc.	6.000		05-22-18	1,260,077	1,259,815
KAR Auction Services, Inc.	4.250		03-09-23	715,000	718,575
Key Safety Systems, Inc.	4.750		08-29-21	1,280,500	1,280,901
Lands' End, Inc.	4.250		04-04-21	1,372,592	1,149,546
Marina District Finance Company, Inc.	6.500		08-15-18	665,867	664,618
National Mentor Holdings, Inc.	4.250		01-27-21	394,389	393,773
Neiman Marcus Group, Ltd.	4.250		10-25-20	748,087	684,734
PetSmart, Inc.	4.250		03-11-22	1,338,490	1,337,426
Post Holdings, Inc.	3.750		06-02-21	233,644	234,979
Select Medical Corp.	6.000		03-03-21	1,200,000	1,209,000
Shearer's Foods LLC	4.938		06-30-21	221,625	217,193
Station Casinos LLC	4.250		03-02-20	897,433	898,836
SUPERVALU, Inc.	5.500		03-21-19	464,953	464,154
Surgery Center Holdings, Inc.	5.250		11-03-20	1,086,250	1,088,287
TerraForm AP Acquisition Holdings LLC	5.000		06-26-22	656,229	587,325
The Goodyear Tire & Rubber Company	3.750		04-30-19	650,000	649,797
The Hillman Group, Inc.	4.500		06-30-21	294,750	293,276
The Sun Products Corp.	5.500		03-23-20	737,266	732,658
TransDigm, Inc.	3.750		06-04-21	987,437	983,911
Twin River Management Group, Inc.	5.250		07-10-20	1,413,098	1,419,280
Walter Investment Management Corp.	4.750		12-19-20	387,626	326,575
Collateralized mortgage obligations 3.7%					$11,659,041
(Cost $12,063,334)
United States 3.7%					11,659,041
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.596		04-14-33	2,000,000	1,697,433
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (P) (S)	4.124		05-15-29	250,000	233,841

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       18

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Series 2015-JWRZ, Class GL2 (P) (S)	4.123	05-15-29	1,250,000	$1,196,371
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.786	04-10-28	500,000	468,480
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class E (P) (S)	3.686	02-13-32	1,500,000	1,445,050
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (P) (S)	3.382	12-15-19	1,000,000	935,411
Great Wolf Trust Series 2015-WOLF, Class E (P) (S)	4.884	05-15-34	2,000,000	1,921,589
GS Mortgage Securities Corp. Trust
Series 2016-ICE2, Class E (P) (S)	8.934	02-15-33	1,360,000	1,363,581
Series 2016-RENT, Class E (P) (S)	4.202	02-10-29	1,360,000	1,250,390
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	4.186	11-05-30	222,145	221,385
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	4.086	08-05-34	135,000	133,468
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	3.005	11-15-29	803,427	792,042
Asset backed securities 0.6%				$1,710,076
(Cost $1,722,485)
United States 0.6%				1,710,076
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	880,575	873,327
Westgate Resorts LLC Series 2015-2A, Class B (S)	4.000	07-20-28	843,172	836,749
			Shares	Value
Preferred securities 1.5%				$4,743,868
(Cost $4,799,788)
Israel 0.1%				450,500
Teva Pharmaceutical Industries, Ltd., 7.000%			530	450,500
United States 1.4%				4,293,368
American Tower Corp., 5.250%			7,100	753,523
Exelon Corp., 6.500%			26,350	1,244,247
GMAC Capital Trust I, 6.402%			68,840	1,724,098
Kinder Morgan, Inc., 9.750%			12,500	571,500
			Shares/Par	Value
Purchased options 0.0%				$66,490
(Cost $75,015)
Put options 0.0%				66,490
Over the Counter Option on the EUR vs. JPY (Expiration Date: 11-1-16; Strike Price: EUR 119.40; Counterparty: Standard Chartered Bank) (I)			2,500,000	46,055
Over the Counter Option on the EUR vs. SEK (Expiration Date: 11-2-16; Strike Price: EUR 9.00; Counterparty: Goldman Sachs & Company) (I)			1,250,000	9,438

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       19

			Shares/Par	Value
Put options (continued)
Over the Counter Option on the EUR vs. USD (Expiration Date: 2-6-17; Strike Price: EUR 1.03; Counterparty: Goldman Sachs & Company) (I)			1,250,000	$10,997
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.4%				$7,606,000
(Cost $7,606,000)
U.S. Government Agency 0.4%				1,298,000
Federal Home Loan Bank Discount Note	0.150	06-01-16	1,298,000	1,298,000
			Par value^	Value
Repurchase agreement 2.0%				6,308,000
Repurchase Agreement with State Street Corp. dated 5-31-16 at 0.030% to be repurchased at $6,308,005 on 6-1-16, collateralized by $5,950,000 U.S. Treasury Notes, 3.125% due 5-15-21 (valued at $6,435,014, including interest)			6,308,000	6,308,000
Total investments (Cost $318,004,229)† 96.6%				$304,606,805
Other assets and liabilities, net 3.4%				$10,800,553
Total net assets 100.0%				$315,407,358

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       20

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
USD	U.S. Dollar
Key to Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
TBD	To Be Determined
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $109,276,858 or 34.7% of the fund's net assets as of 5-31-16.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-16, the aggregate cost of investment securities for federal income tax purposes was $319,891,816. Net unrealized depreciation aggregated to $15,285,011, of which $4,514,072 related to appreciated investment securities and $19,799,083 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       21

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-16

Assets
Investments, at value (Cost $318,004,229)	$304,606,805
Cash	9,145,197
Foreign currency, at value (Cost $798,346)	793,959
Cash held at broker for futures contracts	187,500
Receivable for investments sold	3,902,282
Unrealized appreciation on forward foreign currency contracts	75,991
Dividends and interest receivable	4,584,160
Receivable for futures variation margin	2,344
Other receivables and prepaid expenses	760
Total assets	323,298,998
Liabilities
Payable for investments purchased	7,511,329
Payable for fund shares repurchased	249,579
Payable to affiliates
Accounting and legal services fees	9,993
Other liabilities and accrued expenses	120,739
Total liabilities	7,891,640
Net assets	$315,407,358
Net assets consist of
Paid-in capital	$367,844,080
Accumulated distributions in excess of net investment income	(1,367,807)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(37,706,268)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(13,362,647)
Net assets	$315,407,358

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class NAV ($315,407,358 ÷ 35,871,182 shares)	$8.79

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       22

STATEMENT OF OPERATIONS  For the year ended 5-31-16

Investment income
Interest	$21,299,071
Dividends	275,107
Less foreign taxes withheld	(4,201)
Total investment income	21,569,977
Expenses
Investment management fees	2,446,571
Accounting and legal services fees	64,309
Trustees' fees	5,324
Printing and postage	10,675
Professional fees	97,507
Custodian fees	86,217
Registration and filing fees	6,635
Other	12,831
Total expenses	2,730,069
Less expense reductions	(24,964)
Net expenses	2,705,105
Net investment income	18,864,872
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(18,081,654)
Futures contracts	(169,551)
(18,251,205)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(4,042,456)
Futures contracts	27,058
(4,015,398)
Net realized and unrealized loss	(22,266,603)
Decrease in net assets from operations	($3,401,731)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       23

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-16	Year ended 5-31-15
Increase (decrease) in net assets
From operations
Net investment income	$18,864,872	$19,966,584
Net realized loss	(18,251,205)	(16,266,504)
Change in net unrealized appreciation (depreciation)	(4,015,398)	(11,041,370)
Decrease in net assets resulting from operations	(3,401,731)	(7,341,290)
Distributions to shareholders
From net investment income
Class NAV	(20,781,652)	(22,362,116)
From net realized gain
Class NAV	—	(124,297)
Total distributions	(20,781,652)	(22,486,413)
From fund share transactions	(44,780,998)	264,543,169
Total increase (decrease)	(68,964,381)	234,715,466
Net assets
Beginning of year	384,371,739	149,656,273
End of year	$315,407,358	$384,371,739
Undistributed (accumulated distributions in excess of) net investment income	($1,367,807)	$347,763

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       24

Financial highlights

Class NAV Shares Period ended	5-31-16	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.38	$10.09	$10.00
Net investment income[2]	0.49	0.53	0.31
Net realized and unrealized gain (loss) on investments	(0.54)	(0.65)	0.13
Total from investment operations	(0.05)	(0.12)	0.44
Less distributions
From net investment income	(0.54)	(0.59)	(0.35)
From net realized gain	—	— [3]	—
Total distributions	(0.54)	(0.59)	(0.35)
Net asset value, end of period	$8.79	$9.38	$10.09
Total return (%)[4]	(0.27)	(1.16)	4.45	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$315	$384	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.80	0.97	[6]
Expenses including reductions	0.81	0.79	0.97	[6]
Net investment income	5.63	5.50	5.20	[6]
Portfolio turnover (%)	56	62	44

1	Period from 10-21-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       25

Notes to financial statements

Note 1 — Organization

John Hancock Global Short Duration Credit Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       26

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2016, by major security category or type:

	Total value at 5-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$239,474,865	—	$239,474,865	—
Capital preferred securities	648,000	—	648,000	—
Foreign government obligations	3,892,760	—	3,892,760	—
Term loans	34,805,705	—	34,805,705	—
Collateralized mortgage obligations	11,659,041	—	11,659,041	—
Asset backed securities	1,710,076	—	1,710,076	—
Preferred securities	4,743,868	$4,743,868	—	—
Purchased options	66,490	—	66,490	—
Short-term investments	7,606,000	—	7,606,000	—
Total investments in securities	$304,606,805	$4,743,868	$299,862,937	—
Other financial instruments:
Futures	($34,234)	($34,234)	—	—
Forward foreign currency contracts	75,991	—	$75,991	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       27

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2016 were $1,865. For the year ended May 31, 2016, the fund had no borrowings under the line of credit.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       28

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2016, the fund has a short-term capital loss carryforward of $17,957,370 and a long-term capital loss carryforward of $17,938,142 available to offset future net realized capital gains. These carryforwards do not expire. Qualified late year ordinary losses of $1,248,523 are being deferred and are treated as occurring on June 1, 2016, the first day of the fund's next taxable year.

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the years ended May 31, 2016 and 2015 was as follows:

	May 31, 2016	May 31, 2015
Ordinary income	$20,781,652	$22,486,413

As of May 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       29

of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2016, the fund used futures contracts to manage duration of the fund and maintain diversity and liquidity of the fund. The fund held futures contracts with notional values ranging up to approximately $19.6 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	150	Short	Sep 2016	($19,418,891)	($19,453,125)	($34,234)

*Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       30

applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $2.9 million to $10.6 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	2,901,203	EUR	2,533,802	Royal Bank of Canada	8/3/2016	$75,991	—	$75,991

Currency abbrevation
EUR	Euro
USD	United States Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended May 31, 2016, the fund used purchased options to manage against anticipated changes in currency exchange rates. The fund held purchased options with market values up to approximately $179,900, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Investments, at value*	Purchased options	$66,490	—

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       31

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	—	($34,234)
Foreign currency	Unrealized appreciation/ depreciation on forward foreign currency exchange contracts	Forward foreign currency	75,991
			$142,481	($34,234)

* Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

† Reflects cumulative appreciation/depreciation on futures. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2016:

	Statement of operations location - Net realized gain (loss) on
Risk	Futures contracts	Investments and foreign currency transactions[1]	Investments and foreign currency transactions[2]	Total
Interest rate	($169,551)	—	—	($169,551)
Foreign currency	—	($74,715)	$62,212	(12,503)
Total	($169,551)	($74,715)	$62,212	($182,054)

1 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

2 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation) of
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies[1]	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Interest rate	$27,058	—	—	$27,058
Foreign currency	—	$28,986	($8,525)	20,461
Total	$27,058	$28,986	($8,525)	$47,519

1 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       32

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis, to the sum of: (a) 0.740% of the first $250 million of the fund's average daily net assets, (b) 0.700% of the next $500 million of the fund's average daily net assets and (c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $24,964 for the year ended May 31, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2016 were equivalent to a net annual effective rate of 0.72% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2016 and 2015 were as follows:

		Year ended 5-31-16		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,957,645	$25,104,234	27,161,140	$273,771,730
Distributions reinvested	2,379,933	20,781,652	2,353,553	22,486,413
Repurchased	(10,451,587)	(90,666,884)	(3,355,318)	(31,714,974)
Net increase (decrease)	(5,114,009)	($44,780,998)	26,159,375	$264,543,169

Affiliates of the Trust owned 100% of shares of beneficial interest of Class NAV on May 31, 2016.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       33

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $180,803,312 and $239,350,995, respectively, for the year ended May 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2016, funds within the John Hancock group of funds complex held100% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Lifestyle Balanced Portfolio	43.4%
John Hancock Lifestyle Growth Portfolio	18.0%
John Hancock Lifestyle Moderate Portfolio	12.8%
John Hancock Lifestyle Conservative Portfolio	8.5%

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       34

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bond Trust and John Hancock Global Short Duration Credit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Short Duration Credit Fund (the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2016

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       35

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Short Duration Credit Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
426A 5/16 7/16

John Hancock

Global Conservative Absolute Return Fund

Annual report 5/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a challenging stretch for all investors, and the fixed-income markets offered no exception. Three themes dominated headlines for the majority of the period and continue to be sources of concern for investors: global growth, commodity prices, and the direction of interest rates. On the economic front, worries about a slowdown in China pushed the United States to center stage as investors increasingly looked to domestic demand to fuel global growth. Energy prices were highly volatile, plummeting in January to multi-year lows before rebounding to finish at more sustainable levels. As for interest rates, the U.S. Federal Reserve (Fed) finally began in December the long process of normalizing monetary policy by increasing the federal funds rate for the first time in nine years. More rate hikes may be on the horizon, but the United States' position as the one major economy tightening in this environment makes the Fed's job that much more difficult.

Against this backdrop, investors tended to dial down their risk exposure, selling out of equities, high-yield bonds, and emerging markets in favor of the safety of U.S. Treasuries and other less-volatile assets. That trend abruptly reversed course in February, as attractive valuations eventually lured investors back into riskier assets. After period end, the United Kingdom's vote to leave the European Union set off more volatility as investors turned back to safe-haven assets.

These kinds of market swings can be unsettling. We believe the global economy will continue to make gains, but that periods of heightened volatility could likely persist. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to meet the needs of our fund shareholders. However, your best resource is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Conservative Absolute Return Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
20	Financial statements
24	Financial highlights
29	Notes to financial statements
46	Auditor's report
47	Tax information
48	Trustees and Officers
52	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term absolute return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16 (%)

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Most major bond markets were up for the period

Reflecting concerns about economic growth prospects, interest rates fell across the world, driving up debt prices in Europe, Japan, and the United States.

The fund generated positive absolute returns

The fund was up for the period, outpacing its cash benchmark and its nontraditional bond fund category average.

Yield curve positioning contributed to gains

A strategy implemented with interest-rate swaps, designed to benefit from specific changes in the shape of the U.S. Treasury yield curve, was the fund's top contributor, offsetting unfavorable results from certain currency positions.

COUNTRY COMPOSITION AS OF 5/31/16 (%)

United States	27.5
United Kingdom	21.8
Germany	10.9
France	10.6
Japan	7.2
Netherlands	4.1
Denmark	3.9
Belgium	3.9
Switzerland	2.7
Australia	2.3
Other countries	5.1
TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility reducing strategies will be successful. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or industry, or that holds a limited number of securities, may fluctuate more than a fund that invests in a wider variety of sectors or industries. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       3

Discussion of fund performance

An interview with Portfolio Manager Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited

Roger Sadewsky
Portfolio Manager
Standard Life Investments

This fund seeks long-term absolute return, unlike traditional fixed-income offerings, which often have a more limited focus on yield. Can you tell us about the mandate and the range of tools you use to implement the fund's strategy?

The fund's strategy is to seek positive absolute returns over time, independent of the general direction of market movements. The fund has a broad investment mandate, which gives us the latitude to invest in a wide range of assets throughout the world, including currencies, derivatives, fixed-income securities, and other debt instruments.

In managing the fund, we harness the expertise of the fixed-income and multi-asset investment teams at Standard Life Investments. We make extensive use of advanced techniques to target positive total returns, whether bond markets are rising or falling. Methods include relative value and directional strategies, such as foreign exchange or interest-rate positions, where shorter-term drivers of rate movements can change significantly even in the absence of a longer-term equity or credit risk premium.

We believe in integrating a broad range of investments to create a portfolio of strategies that complement one another, chosen specifically to work well together in a wide array of macroeconomic conditions. In addition to taking long positions in individual securities or market segments, we can implement investment exposures through instruments such as futures, forward contracts, and swap agreements. Accordingly, the level of cash and other short-term investments held in the fund is not necessarily indicative of the fund's true exposure.

How would you sum up the market environment for the year ended May 31, 2016?

Concerns about the prospects for global economic growth seemed to dominate market sentiment as investors bid up prices for safe-haven assets.

Fixed-income issues benefited from falling interest rates across the globe, as bond prices and interest rates move inversely. Even the United States, where the U.S. Federal Reserve (Fed) raised

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       4

"Commodities, weighed down by the fall in oil prices, suffered steep losses, pulling global inflation expectations down with them."
short-term interest rates in December 2015, its first hike in nearly a decade, saw the yield on its 10-year U.S. Treasury note drop from 2.19% to 1.84%, helping to drive the Barclays U.S. Treasury Index up 3.0% for the year.

Developed-market government bonds outside the United States performed better still. Stimulus measures from the European Central Bank (ECB) and the Bank of Japan continued to drive certain sovereign bond yields in those markets below zero, especially for many medium- to shorter-term issues.

Riskier assets around the world didn't fare so well. Global stocks experienced sell-offs, first in the summer of 2015, and then again in the opening weeks of 2016, before recouping some of their losses. The MSCI World Index was down 3.39% for the period. Commodities, weighed down by the fall in oil prices, suffered steep losses, pulling global inflation expectations down with them.

Given that backdrop, how did the fund perform for the period, both in absolute terms and relative to its benchmark and peers?

The fund's Class A shares were up 1.01%, excluding sales charges, while the cash benchmark, the

FUND COMPOSITION AS OF 5/31/16 (%)

Corporate bonds	27.6	Short-term investments	56.9
Financials	13.1	Time deposits	23.6
Utilities	3.8	Certificate of deposit	16.7
Consumer discretionary	2.2	Commercial paper	11.1
Industrials	2.1	U.S. Government	4.6
Consumer staples	1.9	Money market funds	0.9
Telecommunication services	1.8	Derivative instruments	(1.6)
Health care	1.3	Written options	(0.2)
Energy	0.8	Interest rate swaps	(1.0)
Materials	0.5	Credit default swaps	(0.2)
Information technology	0.1	Inflation swaps	(0.2)
U.S. Government	11.8
Foreign government obligations	2.4	Other assets and liabilities	2.6
Capital preferred securities	0.2	Total	100.0
Collateralized mortgage obligations	0.1

As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       5

"The fund's top-performing position for the period was its U.S. relative interest-rates (butterfly) strategy."
Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index, was up 0.19%. The fund's average peer, as represented by Morningstar's nontraditional bond fund category, declined 0.61%.

What strategies contributed positively to the fund's performance?

The fund's top-performing position for the period was its U.S. relative interest-rate (butterfly) strategy.

In the United States, shorter-term interest rates rose as the market contemplated further monetary policy tightening from the Fed; however, medium- and longer-term interest rates were driven lower by demand from yield-seeking investors. Although the reduction in the difference between short and long rates—a flattening of the U.S. Treasury yield curve—was felt along the entire term structure, the combination of changes over the course of the year was a net positive for the fund's U.S. butterfly strategy. Using swap agreements, we implemented the strategy by assuming different interest-rate exposures at three points along the yield curve. The strategy benefits from rising short- and long-term rates (the curve's wings) and from falling medium-term rates.

The fund's long Japanese yen versus Swiss franc currency strategy, which we exited prior to the close of the period, and its U.S. and European versus U.K. duration cross-market strategy also contributed positively to performance.

Which strategies detracted from the fund's performance?

Positions that declined, weighing on the fund's results, included a short U.S. duration position and a trio of long U.S. dollar positions—versus the euro, the Singapore dollar, and the Australian dollar.

The fund's short U.S. duration strategy, implemented with interest-rate swaps, was designed to benefit from rising longer-term yields in the United States; instead, the position declined as longer-term U.S. rates fell for the year.

Separately, a few of the fund's directional currency strategies, implemented with foreign-exchange forwards, were poised for an appreciating U.S. dollar; however, a slower-than-expected pace of rate hikes by the Fed prompted U.S. dollar weakening relative to a number of currencies, including the euro, the Singapore dollar, and the Australian dollar. The fund's long U.S. dollar positions versus each of those currencies posted losses. We closed the fund's long U.S. dollar versus euro strategy before the close of the period.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       6

Can you give us an example of a strategy change you made within the fund during the period?

We introduced a European real yields strategy into the fund late in the period. Using swaps, the strategy seeks to exploit opportunities associated with falling real, or inflation-adjusted, yields as inflation expectations begin to rise above their existing low levels. Given the ECB's ongoing stimulus measures and a recent partial rebound in oil prices, we anticipate that inflation expectations will start picking up as some of the downward pressures from low oil prices subside.

MANAGED BY

Roger Sadewsky On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-2.02	-0.56	-1.61
Class C2	-0.85	-0.03	-0.10
Class I3	1.12	0.74	2.13
Class R6[3]	1.30	0.85	2.48
Class NAV[3]	1.30	0.85	2.48
Index 1†	1.55	1.80	5.27
Index 2†	0.19	0.12	0.35

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)*	1.56	2.26	1.25	1.15	1.13
Net (%)*	1.14	1.89	0.89	0.78	0.78

*These expense ratios are effective December 11, 2015.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Barclays U.S. Aggregate 1-5 Year Index; Index 2 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Conservative Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	7-16-13	9,990	9,990	10,527	10,035
Class I3	7-16-13	10,213	10,213	10,527	10,035
Class R6[3]	7-16-13	10,248	10,248	10,527	10,035
Class NAV[3]	7-16-13	10,248	10,248	10,527	10,035

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Aggregate 1-5 Year Index provides a broad-based measure of U.S. investment-grade fixed-income markets, including corporate, government, supranational, mortgage-backed, and asset-backed securities, with maturities generally in the one to five year range.

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 7-16-13.
2	Class C shares were first offered on 6-27-14. The returns prior to this date are those of Class A shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,008.10	$5.77	1.15%
Class C	1,000.00	1,003.50	9.52	1.90%
Class I	1,000.00	1,009.10	4.52	0.90%
Class R6	1,000.00	1,009.90	4.02	0.80%
Class NAV	1,000.00	1,009.90	4.02	0.80%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.30	$5.81	1.15%
Class C	1,000.00	1,015.50	9.57	1.90%
Class I	1,000.00	1,020.50	4.55	0.90%
Class R6	1,000.00	1,021.00	4.04	0.80%
Class NAV	1,000.00	1,021.00	4.04	0.80%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       11

Fund's investments

As of 5-31-16
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 27.6%					$29,729,142
(Cost $29,745,825)
Australia 0.4%					463,791
APT Pipelines, Ltd.	4.250	11-26-24	GBP	100,000	152,126
QBE Insurance Group, Ltd. (P)	6.115	05-24-42	GBP	112,000	166,112
Scentre Group Trust 1	2.375	04-08-22	GBP	100,000	145,553
Belgium 0.6%					598,502
Anheuser-Busch InBev NV	6.500	06-23-17	GBP	50,000	76,432
KBC Groep NV (5.625% to 3-19-19, then 5 Year Euro Swap Rate + 4.759%) (Q)	5.625	03-19-19	EUR	486,000	522,070
Canada 0.3%					319,909
Rogers Communications, Inc.	5.000	03-15-44		130,000	144,123
TransCanada PipeLines, Ltd.	7.625	01-15-39		132,000	175,786
Denmark 0.7%					778,843
Danske Bank A/S (P)(Q)	5.750	04-06-20	EUR	474,000	526,820
DONG Energy A/S	4.875	01-12-32	GBP	150,000	252,023
France 1.7%					1,803,489
AXA SA (P)(Q)	6.686	07-06-26	GBP	50,000	76,819
CNP Assurances (P)	7.375	09-30-41	EUR	100,000	160,285
Electricite de France SA	5.875	07-18-31	GBP	80,000	142,108
Electricite de France SA	6.000	01-23-14	GBP	100,000	177,997
Electricite de France SA	6.250	05-30-28	GBP	100,000	183,604
Engie SA	7.000	10-30-28	GBP	50,000	104,266
Orange SA	5.625	01-23-34	GBP	25,000	46,033
Orange SA	9.000	03-01-31		150,000	229,414
Pernod-Ricard SA (S)	4.250	07-15-22		150,000	160,753
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18		507,000	522,210
Germany 1.0%					1,058,589
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (Q)	7.625	04-30-20	EUR	400,000	428,559
E.ON International Finance BV	6.375	06-07-32	GBP	150,000	270,262
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6.625	05-26-42	GBP	100,000	165,243
Volkswagen Financial Services NV	2.750	10-02-20	GBP	50,000	74,216
Vonovia Finance BV	3.125	07-25-19	EUR	100,000	120,309
Guernsey, Channel Islands 0.6%					635,101
Credit Suisse Group Guernsey I, Ltd. (7.875% to 8-24-16, then 5 Year U.S. Swap Rate + 5.220%)	7.875	02-24-41		629,000	635,101

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       12

	Rate (%)	Maturity date	Par value^		Value
Ireland 0.6%					$637,643
Actavis Funding SCS	4.750	03-15-45		124,000	122,295
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) (Q)	7.375	06-18-20	EUR	473,000	515,348
Italy 0.5%					532,341
Assicurazioni Generali SpA (6.269% to 6-16-26, then 3 month GBP LIBOR + 2.350%) (Q)	6.269	06-16-26	GBP	50,000	70,562
Enel SpA	6.250	06-20-19	GBP	120,000	197,113
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (Q)(S)	7.700	09-17-25		200,000	185,000
Telecom Italia SpA	6.375	06-24-19	GBP	50,000	79,666
Jersey, Channel Islands 0.2%					167,886
AA Bond Company, Ltd.	6.269	07-02-43	GBP	100,000	167,886
Mexico 0.3%					277,128
America Movil SAB de CV	5.750	06-28-30	GBP	110,000	194,668
Petroleos Mexicanos	8.250	06-02-22	GBP	50,000	82,460
Netherlands 0.4%					472,750
Aegon NV	6.625	12-16-39	GBP	50,000	106,239
Allianz Finance II BV (P)	5.750	07-08-41	EUR	100,000	128,116
Koninklijke KPN NV	5.750	09-17-29	GBP	50,000	89,439
RWE Finance BV	6.125	07-06-39	GBP	50,000	75,909
Siemens Financieringsmaatschappij NV (6.125% to 9-14-16, then 3 month GBP LIBOR + 2.250%)	6.125	09-14-66	GBP	50,000	73,047
Spain 0.6%					662,485
Banco Bilbao Vizcaya Argentaria SA (P)(Q)	7.000	02-19-19	EUR	400,000	412,640
Iberdrola Finanzas SAU	6.000	07-01-22	GBP	50,000	87,368
Telefonica Emisiones SAU	5.597	03-12-20	GBP	100,000	162,477
Sweden 0.1%					103,661
Vattenfall Ab	6.875	04-15-39	GBP	50,000	103,661
Switzerland 0.8%					860,238
Glencore Finance Europe SA	6.500	02-27-19	GBP	50,000	75,826
Swiss Reinsurance Company (6.302% to 5-25-19, then 6 month GBP LIBOR + 2.120%) (Q)	6.302	05-25-19	GBP	100,000	150,968
UBS AG	5.125	05-15-24		542,000	552,048
UBS AG (P)	6.375	11-19-24	GBP	50,000	81,396
United Kingdom 11.6%					12,556,669
ABP Finance PLC	6.250	12-14-26	GBP	100,000	177,244
Affinity Sutton Capital Markets PLC	5.981	09-17-38	GBP	50,000	102,410
Anglian Water Services Financing PLC	6.625	01-15-29	GBP	50,000	101,288
Annington Finance No 1 PLC	8.000	10-02-21	GBP	55,704	94,039
Arqiva Financing PLC	4.882	12-31-32	GBP	100,000	156,313
Aspire Defence Finance PLC	4.674	03-31-40	GBP	96,840	162,468

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       13

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Aviva PLC (P)	6.125	11-14-36	GBP	80,000	$122,082
Aviva PLC (6.625% to 6-3-21, then 6 month GBP LIBOR + 4.136%)	6.625	06-03-41	GBP	100,000	156,766
Barclays Bank PLC	7.625	11-21-22		476,000	519,435
Barclays Bank PLC	10.000	05-21-21	GBP	150,000	272,719
British Telecommunications PLC	5.750	12-07-28	GBP	50,000	92,250
Broadgate Financing PLC	5.098	04-05-33	GBP	48,667	79,974
Centrica PLC	4.375	03-13-29	GBP	100,000	161,674
Centrica PLC	7.000	09-19-33	GBP	50,000	103,606
Close Brothers Finance PLC	3.875	06-27-21	GBP	100,000	153,048
Coventry Building Society	5.875	09-28-22	GBP	50,000	86,952
CPUK Finance, Ltd.	7.239	02-28-24	GBP	100,000	180,877
Credit Agricole London	5.500	12-17-21	GBP	100,000	171,412
CRH Finance UK PLC	4.125	12-02-29	GBP	100,000	154,959
Dignity Finance PLC	4.696	12-31-49	GBP	120,000	193,818
Direct Line Insurance Group PLC (9.250% to 4-27-22, then 6 month GBP LIBOR + 7.207%)	9.250	04-27-42	GBP	100,000	174,274
Eastern Power Networks PLC	6.250	11-12-36	GBP	70,000	142,049
Enterprise Inns PLC	6.500	12-06-18	GBP	50,000	76,506
Eversholt Funding PLC	6.359	12-02-25	GBP	100,000	184,362
Experian Finance PLC	4.750	11-23-18	GBP	100,000	156,235
Firstgroup PLC	8.125	09-19-18	GBP	100,000	163,223
Gatwick Funding, Ltd.	4.625	03-27-34	GBP	100,000	167,560
GE Capital UK Funding	8.000	01-14-39	GBP	150,000	383,009
GlaxoSmithKline Capital PLC	5.250	12-19-33	GBP	50,000	93,625
GlaxoSmithKline Capital PLC	6.375	03-09-39	GBP	50,000	106,996
Go-Ahead Group PLC	5.375	09-29-17	GBP	100,000	151,607
Greene King PLC (P)	3.091	12-15-33	GBP	83,745	117,653
HBOS Capital Funding LP (6.461% to 11-30-18, then 5 Year U.K. Treasury + 2.850%) (Q)	6.461	11-30-18	GBP	100,000	150,311
HBOS Sterling Finance LP (P)(Q)	7.881	12-09-31	GBP	50,000	90,486
Heathrow Funding, Ltd.	6.450	12-10-31	GBP	200,000	406,036
HSBC Bank Capital Funding Sterling 1 LP (P)(Q)	5.844	11-05-31	GBP	80,000	125,366
HSBC Holdings PLC	6.000	03-29-40	GBP	100,000	165,037
Imperial Brands Finance PLC	9.000	02-17-22	GBP	150,000	290,179
Integrated Accommodation Services PLC	6.480	03-31-29	GBP	71,542	129,478
Intu Metrocentre Finance PLC	4.125	12-06-23	GBP	100,000	155,733
John Lewis PLC	4.250	12-18-34	GBP	100,000	147,363
LCR Finance PLC	5.100	03-07-51	GBP	30,000	69,555
Legal & General Group PLC (P)	5.500	06-27-64	GBP	100,000	133,035
Lend Lease Europe Finance PLC	6.125	10-12-21	GBP	50,000	81,950
Lloyds Bank PLC	6.500	09-17-40	GBP	40,000	86,607
Lloyds Bank PLC	9.625	04-06-23	GBP	100,000	192,727
London & Quadrant Housing Trust	4.625	12-05-33	GBP	100,000	175,877
London Stock Exchange Group PLC	5.875	07-07-16	GBP	70,000	101,809

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       14

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Marks & Spencer PLC	6.125	12-02-19	GBP	50,000	$82,123
Marstons Issuer PLC (5.158% to 7-15-19, then 3 month GBP LIBOR + 1.320%)	5.158	10-15-27	GBP	100,000	148,288
Mitchells & Butlers Finance PLC	5.965	12-15-23	GBP	40,839	64,903
National Express Group PLC	6.625	06-17-20	GBP	50,000	84,467
National Grid Electricity Transmission PLC	5.875	02-02-24	GBP	100,000	182,357
National Westminster Bank PLC	6.500	09-07-21	GBP	50,000	82,067
Nationwide Building Society	6.750	07-22-20	EUR	100,000	133,950
NGG Finance PLC (4.250% to 6-18-20, then 7 Year Euro Swap Rate + 2.880%)	4.250	06-18-76	EUR	100,000	116,415
Notting Hill Housing Trust	5.250	07-07-42	GBP	100,000	184,911
Octagon Healthcare Funding PLC	5.333	12-31-35	GBP	88,664	154,877
Peabody Capital PLC	5.250	03-17-43	GBP	110,000	204,217
Provident Financial PLC	8.000	10-23-19	GBP	50,000	81,647
Prudential PLC (P)	5.700	12-19-63	GBP	100,000	135,616
RELX Investments PLC	7.000	12-11-17	GBP	50,000	78,558
Rio Tinto Finance USA PLC	4.125	08-21-42		137,000	125,902
RSA Insurance Group PLC (P)	5.125	10-10-45	GBP	100,000	138,047
Segro PLC	6.750	02-23-24	GBP	100,000	185,039
Severn Trent Utilities Finance PLC	6.125	02-26-24	GBP	50,000	90,596
Sky PLC	6.000	05-21-27	GBP	50,000	89,986
Southern Water Services Finance, Ltd. (4.500% to 3-31-22, then 3 month GBP LIBOR + 7.845%)	4.500	03-31-38	GBP	100,000	153,788
SSE PLC (P)(Q)	3.875	09-10-20	GBP	100,000	140,490
SSE PLC	6.250	08-27-38	GBP	50,000	99,918
Stagecoach Group PLC	4.000	09-29-25	GBP	100,000	150,698
Telereal Securitisation PLC	5.565	12-10-31	GBP	55,529	91,192
Tesco Property Finance 3 PLC	5.744	04-13-40	GBP	78,515	105,313
Thames Water Utilities Cayman Finance, Ltd.	4.625	06-04-46	GBP	100,000	175,208
The Royal Bank of Scotland Group PLC (7.500% to 8-10-20, then 5 Year U.S. Swap Rate + 5.800%) (Q)	7.500	08-10-20		541,000	517,331
The Trafford Centre Finance, Ltd.	6.500	07-28-33	GBP	46,216	89,654
The Unique Pub Finance Company PLC	6.542	03-30-21	GBP	71,840	106,590
Wales & West Utilities Finance PLC	6.250	11-30-21	GBP	50,000	87,985
Wessex Water Services Finance PLC	5.375	03-10-28	GBP	50,000	90,337
Western Power Distribution West Midlands PLC	5.750	04-16-22	GBP	110,000	206,635
WPP Finance 2010	5.625	11-15-43		140,000	155,303
Yorkshire Building Society (P)	4.125	11-20-24	GBP	100,000	143,028
Yorkshire Water Services Bradford Finance, Ltd.	6.375	08-19-39	GBP	50,000	105,251
Zurich Finance UK PLC (6.625% to 10-2-22, then 5 Year U.K. Treasury + 2.850%) (Q)	6.625	10-02-22	GBP	70,000	112,000
United States 7.2%					7,800,117
21st Century Fox America, Inc.	4.750	09-15-44		100,000	105,528
Altria Group, Inc.	5.375	01-31-44		137,000	166,391

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       15

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Altria Group, Inc.	9.950	11-10-38		33,000	$58,472
American International Group, Inc.	5.000	04-26-23	GBP	50,000	81,262
Amgen, Inc.	4.000	09-13-29	GBP	100,000	156,970
Anadarko Petroleum Corp.	4.500	07-15-44		70,000	59,511
Anheuser-Busch InBev Finance, Inc.	4.700	02-01-36		30,000	32,416
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46		25,000	27,861
AT&T, Inc.	4.375	09-14-29	GBP	100,000	158,570
AT&T, Inc.	5.150	03-15-42		185,000	192,461
AT&T, Inc.	7.000	04-30-40	GBP	100,000	208,039
Bank of America Corp.	6.125	09-15-21	GBP	100,000	170,946
Bank of America Corp.	7.750	05-14-38		180,000	247,635
Bank of America Corp.	8.125	06-02-28	GBP	50,000	100,427
Baxalta, Inc. (S)	5.250	06-23-45		130,000	132,704
Boston Scientific Corp.	7.375	01-15-40		109,000	140,165
Burlington Northern Santa Fe LLC	4.150	04-01-45		177,000	184,070
Celgene Corp.	4.625	05-15-44		135,000	134,505
Charter Communications Operating LLC (S)	6.384	10-23-35		167,000	190,018
Citigroup, Inc.	4.500	03-03-31	GBP	150,000	232,706
Comcast Corp.	4.750	03-01-44		113,000	126,004
CVS Health Corp.	3.500	07-20-22		61,000	64,360
CVS Health Corp.	5.125	07-20-45		142,000	164,847
Eastman Chemical Company	4.650	10-15-44		121,000	119,235
Electronic Arts, Inc.	4.800	03-01-26		72,000	75,840
Energy Transfer Partners LP	3.600	02-01-23		150,000	136,731
Energy Transfer Partners LP	6.125	12-15-45		130,000	122,138
Enterprise Products Operating LLC	4.900	05-15-46		135,000	134,864
Exelon Corp.	5.100	06-15-45		191,000	209,773
Ford Motor Company	4.750	01-15-43		88,000	89,812
GE Capital Trust V (5.500% to 9-15-16, then 3 month GBP LIBOR + 1.615%)	5.500	09-15-66	GBP	100,000	145,346
General Motors Company	6.250	10-02-43		93,000	102,588
Halliburton Company	5.000	11-15-45		37,000	37,841
International Paper Company	5.150	05-15-46		181,000	188,801
JPMorgan Chase & Co.	5.625	08-16-43		85,000	98,530
Kinder Morgan, Inc.	5.300	12-01-34		100,000	90,504
Kraft Heinz Foods Company (S)	4.375	06-01-46		35,000	35,061
Lockheed Martin Corp.	4.700	05-15-46		55,000	61,523
McKesson Corp.	4.883	03-15-44		139,000	152,486
MetLife, Inc.	4.600	05-13-46		40,000	41,959
Metropolitan Life Global Funding I	3.500	09-30-26	GBP	100,000	152,540
Morgan Stanley	5.750	02-14-17	GBP	100,000	149,306
Newell Brands, Inc.	5.500	04-01-46		45,000	51,338
Pacific Gas & Electric Company	4.300	03-15-45		132,000	142,020
Pacific LifeCorp (S)	5.125	01-30-43		138,000	143,597

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       16

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Reynolds American, Inc.	5.850	08-15-45		127,000	$155,019
SABMiller Holdings, Inc. (S)	4.950	01-15-42		224,000	248,386
The Dow Chemical Company	4.625	10-01-44		36,000	36,035
The Home Depot, Inc.	4.400	03-15-45		130,000	143,353
The JM Smucker Company	4.375	03-15-45		169,000	177,068
Time Warner, Inc.	4.850	07-15-45		155,000	162,024
UnitedHealth Group, Inc.	4.250	03-15-43		78,000	81,990
Verizon Communications, Inc.	5.012	08-21-54		83,000	85,784
Verizon Communications, Inc.	6.550	09-15-43		167,000	218,417
Virginia Electric & Power Company	4.650	08-15-43		157,000	177,026
Voya Financial, Inc.	5.700	07-15-43		93,000	105,717
Wal-Mart Stores, Inc.	4.875	01-19-39	GBP	70,000	128,606
Wal-Mart Stores, Inc.	5.625	03-27-34	GBP	60,000	117,280
Waste Management, Inc.	4.100	03-01-45		171,000	177,209
Wells Fargo Bank NA	5.250	08-01-23	GBP	100,000	168,502
Capital preferred securities 0.2%					$200,452
(Cost $210,178)
United States 0.2%					200,452
National Capital Trust I (P)(Q)	5.620	12-17-18	GBP	60,000	88,533
Rabobank Capital Funding Trust IV (5.556% to 12-31-19, then 6 month GBP LIBOR + 1.460%) (Q)	5.556	12-31-19	GBP	75,000	111,919
U.S. Government and Agency obligations 11.8%					$12,764,733
(Cost $12,702,101)
United States 11.8%					12,764,733
U.S. Treasury Inflation Indexed Bonds	0.125	01-15-23		12,402,600	12,764,733
Foreign government obligations 2.4%					$2,626,374
(Cost $2,672,198)
Germany 2.4%					2,626,374
Federal Republic of Germany	0.100	04-15-46	EUR	1,971,000	2,626,374
Collateralized mortgage obligations 0.1%					$59,134
(Cost $48,734)
United Kingdom 0.1%					59,134
Canary Wharf Finance II PLC Series II, Class A1	6.455	10-22-33	GBP	26,552	59,134
			Shares		Value
Purchased options 0.0%					$1,290
(Cost $18,458)
Put options 0.0%					1,290
Over the counter option on a 20 year interest rate swap (Expiration date: 7-11-16; Underlying swap: Pay fixed rate of 0.844%, receive JPY LIBOR maturing 7-13-36; Strike rate: 0.844%; Counterparty: JPMorgan Chase Bank) (I)			586,000,000		1,290

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       17

	Yield* (%)	Maturity date		Par value^	Value
Short-term investments 56.9%					$61,422,876
(Cost $61,420,267)
Certificate of deposit 16.7%					18,001,375
Abbey National Treasury Services PLC	0.850	07-15-16		2,000,000	2,000,790
ABN AMRO Bank NV	0.099	06-20-16		2,000,000	1,999,400
ING Bank NV	0.680	09-01-16		2,000,000	1,999,639
Mizuho Bank, Ltd.	0.720	07-18-16		2,000,000	2,000,228
Nationwide Building Society	0.510	07-13-16		2,000,000	1,999,790
Natixis SA	0.560	08-02-16		2,000,000	1,999,790
Societe Generale SA	0.920	10-21-16		2,000,000	2,000,706
The Goldman Sachs Group, Inc.	0.720	06-10-16		2,000,000	2,000,128
UBS Group AG	0.880	09-08-16		2,000,000	2,000,904
Commercial paper 11.1%					11,988,642
Asian Development Bank	0.331	07-26-16		2,000,000	1,998,462
Caisse Des Depots Et Consignat	0.536	08-23-16		2,000,000	1,996,838
European Investment Bank	0.262	07-11-16		2,000,000	1,998,984
Landwirtschaftliche Rentenbank	0.441	07-26-16		2,000,000	1,998,144
Mitsubishi UFJ Trust & Banking Corp.	0.502	08-19-16		2,000,000	1,997,142
NRW.Bank	0.309	07-12-16		2,000,000	1,999,072
Time deposits 23.6%					25,436,243
BNP Paribas	0.370	06-01-16		3,653,571	3,653,571
Danske Bank	0.350	06-01-16		3,464,967	3,464,967
DZ Bank AG	0.300	06-01-16		4,068,798	4,068,798
KBC Bank NV	0.300	06-01-16		3,576,311	3,576,311
Lloyd's Bank PLC	0.300	06-01-16		3,198,518	3,198,518
Standard Chartered Bank PLC	0.350	06-01-16		3,723,655	3,723,655
Sumitomo Mitsui Financial Group, Inc.	0.340	06-01-16		3,750,425	3,750,423
U.S. Government 4.6%					4,997,925
U.S. Treasury Bill	0.156	07-28-16		5,000,000	4,997,925
		Yield (%)		Shares	Value
Money market funds 0.9%					$998,691
BlackRock Cash Fund - Prime, Institutional Class		0.4586(Y	)	998,691	$998,691
Total investments (Cost $106,817,761)† 99.0%					$106,804,001
Other assets and liabilities, net 1.0%					$1,107,850
Total net assets 100.0%					$107,911,851

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       18

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 5-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-16, the aggregate cost of investment securities for federal income tax purposes was $107,136,510. Net unrealized depreciation aggregated to $332,509, of which $955,075 related to appreciated investment securities and $1,287,584 related to depreciated investments.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       19

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-16

Assets
Investments, at value (Cost $106,817,761)	106,804,001
Cash	172,064
Foreign currency, at value (Cost $326,757)	325,797
Cash held at broker for futures contracts	369,245
Receivable for investments sold	80,954
Receivable for fund shares sold	685
Unrealized appreciation on forward foreign currency exchange contracts	984,567
Dividends and interest receivable	552,749
Swap contracts, at value	222,275
Receivable for exchange cleared swaps	44,335
Receivable due from advisor	97,188
Other receivables and prepaid expenses	21,146
Total assets	109,675,006
Liabilities
Payable for investments purchased	51,904
Unrealized depreciation on forward foreign currency exchange contracts	952,504
Payable for fund shares repurchased	6,268
Written options, at value (Premium received $219,946)	157,144
Swap contracts, at value	399,544
Payable for futures variation margin	45,836
Payable to affiliates
Accounting and legal services fees	3,432
Transfer agent fees	655
Other liabilities and accrued expenses	145,868
Total liabilities	1,763,155
Net assets	$107,911,851
Net assets consist of
Paid-in capital	$108,456,029
Undistributed net investment income	2,025,281
Accumulated net realized gain (loss) on investments, futures contracts, options written, swap agreements and foreign currency transactions	(724,225)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	(1,845,234)
Net assets	$107,911,851

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       20

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($2,619,412 ÷ 268,465 shares)[1]	$9.76
Class C ($1,159,833 ÷ 118,845 shares)[1]	$9.76
Class I ($2,631,569 ÷ 268,981 shares)	$9.78
Class R6 ($97,872 ÷ 10,000 shares)	$9.79
Class NAV ($101,403,165 ÷ 10,360,165 shares)	$9.79
Maximum offering price per share
Class A (net assets value per share ÷ 97%)[2]	$10.06

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       21

STATEMENT OF OPERATIONS   For the year ended 5-31-16

Investment income
Interest	$1,947,624
Expenses
Investment management fees	896,553
Distribution and service fees	10,844
Accounting and legal services fees	20,488
Transfer agent fees	6,426
Trustees' fees	1,565
State registration fees	67,527
Printing and postage	16,455
Professional fees	250,497
Custodian fees	172,918
Registration and filing fees	16,382
Other	10,049
Total expenses	1,469,704
Less expense reductions	(458,470)
Net expenses	1,011,234
Net investment income	936,390
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	267,066
Futures contracts	(1,059,739)
Written options	439,586
Swap contracts	743,361
390,274
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	209,383
Futures contracts	(44,833)
Written options	(148,868)
Swap contracts	41,600
57,282
Net realized and unrealized gain	447,556
Increase in net assets from operations	$1,383,946

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       22

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-16	Year ended 5-31-15
Increase (decrease) in net assets
From operations
Net investment income	$936,390	$243,895
Net realized gain	390,274	4,967,905
Change in net unrealized appreciation (depreciation)	57,282	(5,932,023)
Increase (decrease) in net assets resulting from operations	1,383,946	(720,223)
Distributions to shareholders
From net investment income
Class A	(11,430)	(19,599)
Class C	(2,190)	(2,486)
Class I	(45,111)	(29,403)
Class R6	(1,744)	(2,621)
Class NAV	(1,773,529)	(2,593,395)
From net realized gain
Class A	(954)	—
Class C	(439)	—
Class I	(3,034)	—
Class R6	(106)	—
Class NAV	(107,548)	—
Total distributions	(1,946,085)	(2,647,504)
From fund share transactions	7,071,390	(2,051,780)
Total increase (decrease)	6,509,251	(5,419,507)
Net assets
Beginning of year	101,402,600	106,822,107
End of year	$107,911,851	$101,402,600
Undistributed net investment income	$2,025,281	$2,021,275

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       23

Financial highlights

Class A Shares Period ended	5-31-16	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.80	$10.15	$10.00
Net investment income (loss)[2]	0.02	— [3]	(0.01)
Net realized and unrealized gain (loss) on investments	0.08	(0.11)	0.16
Total from investment operations	0.10	(0.11)	0.15
Less distributions
From net investment income	(0.13)	(0.24)	—
From net realized gain	(0.01)	—	—
Total distributions	(0.14)	(0.24)	—
Net asset value, end of period	$9.76	$9.80	$10.15
Total return (%)[4,5]	1.01	(1.07)	1.50	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.27	3.22	4.43	[7]
Expenses including reductions	1.26	1.50	1.50	[7]
Net investment income (loss)	0.20	(0.02)	(0.14	) [7]
Portfolio turnover (%)	116	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       24

Class C Shares Period ended	5-31-16	5-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.81	$10.15
Net investment loss[2]	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	0.05	(0.05)
Total from investment operations	0.01	(0.15)
Less distributions
From net investment income	(0.05)	(0.19)
From net realized gain	(0.01)	—
Total distributions	(0.06)	(0.19)
Net asset value, end of period	$9.76	$9.81
Total return (%)[3,4]	0.14	(1.42	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.51	12.31	[7]
Expenses including reductions	1.96	2.25	[7]
Net investment loss	(0.42)	(1.10	) [7]
Portfolio turnover (%)	116	95	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       25

Class I Shares Period ended	5-31-16	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.84	$10.18	$10.00
Net investment income[2]	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.03	(0.12)	0.17
Total from investment operations	0.11	(0.08)	0.18
Less distributions
From net investment income	(0.16)	(0.26)	—
From net realized gain	(0.01)	—	—
Total distributions	(0.17)	(0.26)	—
Net asset value, end of period	$9.78	$9.84	$10.18
Total return (%)[3]	1.12	(0.78)	1.80	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	— [5]	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.64	2.14	3.25	[6]
Expenses including reductions	1.04	1.19	1.19	[6]
Net investment income	0.77	0.40	0.06	[6]
Portfolio turnover (%)	116	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       26

Class R6 Shares Period ended	5-31-16	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.18	$10.00
Net investment income[2]	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.03	(0.09)	0.15
Total from investment operations	0.12	(0.07)	0.18
Less distributions
From net investment income	(0.17)	(0.26)	—
From net realized gain	(0.01)	—	—
Total distributions	(0.18)	(0.26)	—
Net asset value, end of period	$9.79	$9.85	$10.18
Total return (%)[3]	1.30	(0.62)	1.80	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	6.10	19.98	20.67	[6]
Expenses including reductions	0.95	1.09	1.10	[6]
Net investment income	0.91	0.24	0.34	[6]
Portfolio turnover (%)	116	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       27

Class NAV Shares Period ended	5-31-16	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.85	$10.18	$10.00
Net investment income[2]	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.03	(0.09)	0.15
Total from investment operations	0.12	(0.07)	0.18
Less distributions
From net investment income	(0.17)	(0.26)	—
From net realized gain	(0.01)	—	—
Total distributions	(0.18)	(0.26)	—
Net asset value, end of period	$9.79	$9.85	$10.18
Total return (%)[3]	1.30	(0.62)	1.80	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$101	$100	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.11	1.20	[5]
Expenses including reductions	0.95	1.09	1.10	[5]
Net investment income	0.91	0.24	0.35	[5]
Portfolio turnover (%)	116	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       28

Notes to financial statements

Note 1 — Organization

John Hancock Global Conservative Absolute Return Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term absolute return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 P.M ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       29

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2016, all investments are categorized as Level 2 under the hierarchy described above, except for futures and money market funds, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2016 were $1,529. For the year ended May 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through September 30, 2015, class-specific expenses,

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       30

such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2016, the fund has a long-term capital loss carryfoward of $544,380 available to offset future net realized capital gains. This carryforward does not expire.

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended May 31, 2016 and 2015 was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$1,881,537	$2,647,504
Long term capital gains	64,548	—
Total	$1,946,085	$2,647,504

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2016, the components of distributable earnings on a tax basis consisted of $1,916,221 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       31

net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and Receivable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2016, the fund used futures contracts to manage against anticipated interest rate changes, to maintain diversity and liquidity of the fund, manage duration of the fund and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $900,200 to $53.5 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2016:

Open contracts	Positions	Number of contracts	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Future	Long	165	Oct 2016	$19,774,227	$19,819,336	$45,109
Euro BUXL 30-Year Bond Future	Long	26	Jun 2016	4,918,933	4,869,287	(49,646)
Long GILT Future	Long	3	Sep 2016	532,146	533,356	1,210
30-Year U.S. Treasury Bond Future	Short	13	Sep 2016	(2,111,383)	(2,123,063)	(11,680)
Euro-BOBL Future	Short	126	Jun 2016	(18,412,611)	(18,418,577)	(5,966)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       32

Open contracts	Positions	Number of contracts	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
Ultra Long Term U.S Treasury Bond Future	Short	44	Sep 2016	(7,680,636)	(7,705,500)	(24,864)
						($45,837)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency and to maintain diversity and liquidity of the fund. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $68.6 million to $103.1 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2016:

Currency to buy		Currency to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
CHF	6,126,000	JPY	685,848,582	Societe General	6/20/2016	—	($29,529)	($29,529)
CHF	5,310,000	USD	5,453,985	Royal Bank of Scotland	6/20/2016	—	(107,186)	(107,186)
EUR	1,262,167	SEK	11,600,000	Deutsche Bank	7/8/2016	$13,399	—	13,399
EUR	1,100,000	USD	1,254,589	Bank National Paris	6/3/2016	—	(30,632)	(30,632)
EUR	2,810,000	USD	3,230,522	Deutsche Bank	6/3/2016	—	(103,870)	(103,870)
GBP	304,000	USD	439,140	HSBC	8/12/2016	1,371	—	1,371
GBP	159,830	USD	229,976	Merrill Lynch	7/7/2016	1,576	—	1,576
GBP	1,134,000	USD	1,643,587	UBS	8/12/2016	—	(365)	(365)
INR	364,700,000	USD	5,403,949	Deutsche Bank	7/14/2016	—	(24,526)	(24,526)
JPY	94,306,613	CHF	816,000	HSBC	6/20/2016	30,590	—	30,590
JPY	613,517,400	CHF	5,310,000	Royal Bank of Scotland	6/20/2016	197,530	—	197,530
JPY	649,614,780	USD	5,722,608	Morgan Stanley	6/20/2016	147,932	—	147,932
PEN	10,700,000	USD	3,156,342	Deutsche Bank	7/5/2016	—	(620)	(620)
SEK	37,400,000	EUR	4,048,635	Citigroup	7/8/2016	—	(20,065)	(20,065)
SEK	19,100,000	EUR	2,043,947	Deutsche Bank	7/8/2016	16,126	—	16,126
SEK	9,110,000	EUR	984,233	Royal Bank of Scotland	7/8/2016	—	(2,721)	(2,721)
SEK	50,000	USD	6,238	Deutsche Bank	8/12/2016	—	(226)	(226)
USD	23,876	AUD	32,000	Citigroup	8/12/2016	807	—	807
USD	2,139,182	AUD	2,790,000	Deutsche Bank	7/21/2016	126,404	—	126,404

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       33

Currency to buy		Currency to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
USD	5,400,700	CHF	5,310,000	Barclays Capital	6/20/2016	53,901	—	53,901
USD	4,284,357	EUR	3,714,746	Bank National Paris	8/12/2016	140,889	—	140,889
USD	1,486,120	EUR	1,290,000	Citigroup	8/10/2016	47,345	—	47,345
USD	4,307,901	EUR	3,910,000	HSBC	6/3/2016	—	(42,707)	(42,707)
USD	520,017	EUR	464,372	UBS	7/7/2016	2,653	—	2,653
USD	16,789,940	GBP	11,930,283	Merrill Lynch	7/7/2016	—	(493,979)	(493,979)
USD	5,774,867	JPY	649,614,780	Royal Bank of Scotland	6/20/2016	—	(95,673)	(95,673)
USD	4,459,912	KRW	5,190,000,000	Deutsche Bank	7/14/2016	108,767	—	108,767
USD	298,899	KRW	342,000,000	Deutsche Bank	8/10/2016	12,295	—	12,295
USD	1047559	KRW	1,250,000,000	Deutsche Bank	7/14/2016	—	(405)	(405)
USD	6,078	SEK	50,000	Morgan Stanley	8/12/2016	67	—	67
USD	1,148,427	SGD	1,560,000	Bank National Paris	8/10/2016	16,966	—	16,966
USD	3,177,012	SGD	4,305,000	Societe General	8/12/2016	54,742	—	54,742
USD	3,202,463	TWD	104,000,000	Deutsche Bank	7/5/2016	11,207	—	11,207
						$984,567	($952,504)	$32,063

Currency abbreviations
AUD	Australian Dollar	KRW	Korean Won
CHF	Swiss franc	PEN	Peruvian Nuevo Sol
EUR	Euro	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar
INR	Indian Rupee	TWD	New Taiwan Dollar
JPY	Japanese Yen	USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       34

During the year ended May 31, 2016, the fund used purchased options to manage duration of the fund, manage against anticipated interest rate changes and to maintain diversity and liquidity of the fund. The fund held purchased options with market values ranging up to $208,000, as measured at each quarter end.

During the year ended May 31, 2016, the fund wrote option contracts to manage duration of the fund, manage against anticipated interest rate changes, and to maintain diversity and liquidity of the fund. The following tables summarize the fund's written options activities during the year ended May 31, 2016, and the contracts held at May 31, 2016:

	EUR notional amount	JPY notional amount	USD notional amount	Premiums received
Outstanding, beginning of period	25,400,000	—	—	$556,474
Options written	3,710,000	586,000,000	3,440,000	306,290
Option closed	(29,110,000)	—	—	(642,818)
Options exercised	—	—	—	—
Options expired	—	—	—	—
Outstanding, end of period	—	586,000,000	3,440,000	$219,946

Security name	Counterparty	Floating rate index	Pay/receive floating rate	Exercise rate	Expiration date		Notional amount	Premium	Value
Call
9-Year Interest Rate Swap	Citibank N.A.	USD - LIBOR - BBA	Receive	2.19%	Aug 2016	USD	3,440,000	$121,144	($111,369)
Put
20-Year Interest Rate Swap	JPMorgan Chase Bank	JPY - LIBOR - BBA	Pay	0.44%	Jul 2016	JPY	586,000,000	98,802	(45,775)
								$219,946	($157,144)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended May 31, 2016, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity and liquidity of the fund, and as a substitute for securities purchased. The fund held interest rate swaps with total USD notional amounts ranging from $577.7 million to $2.3 billion, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of May 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       35

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Citibank N.A	1,790,000,000	KRW	$1,551,664	3 Month Certificate of Deposit Rate	Fixed 1.7150%	Jul 2018	—	$8,416	$8,416
Citibank N.A	2,630,000,000	KRW	2,240,968	3 Month Certificate of Deposit Rate	Fixed 1.6800%	Aug 2018	—	10,867	10,867
Citibank N.A	2,030,000,000	KRW	1,639,609	3 Month KORIBOR	Fixed 1.4175%	Feb 2019	—	(2,191)	(2,191)
Citibank N.A	8,080,000,000	KRW	6,774,829	3 Month KORIBOR	Fixed 1.4125%	May 2019	—	(11,053)	(11,053)
Citibank N.A	400,000,000	KRW	356,300	3 Month Bank Rate for South Korea	Fixed 1.9175%	Mar 2018	—	2,930	2,930
HSBC	8,030,000,000	KRW	7,483,691	3 Month Bank Rate for South Korea	Fixed 0.8075%	Apr 2018	—	45,589	45,589
Exchange Cleared Swaps
	330,000	GBP	550,606	Fixed 3.2997%	6 Month LIBOR	Feb 2044	—	(179,942)	(179,942)
	2,000,000	GBP	3,091,095	Fixed 1.2202%	6 Month LIBOR	May 2018	—	(22,892)	(22,892)
	742,000	GBP	1,146,796	Fixed 1.7642%	6 Month LIBOR	May 2022	—	(37,288)	(37,288)
	200,000	GBP	304,790	6 Month LIBOR	Fixed 1.7642%	May 2022	$2,180	7,871	10,051
	383,000	GBP	593,210	6 Month LIBOR	Fixed 2.7550%	Jul 2026	25,911	45,665	71,576
	1,640,000	USD	1,640,000	Fixed 3.2850%	3 Month LIBOR	Jul 2045	—	(134,498)	(134,498)
	5,740,000	EUR	6,258,928	Fixed 1.8180%	6 Month EURIBOR	Aug 2049	—	(913,991)	(913,991)
	10,500,000	GBP	16,068,559	6 Month LIBOR	Fixed 1.7932%	Aug 2022	(51,424)	637,604	586,180
	12,380,000	GBP	19,192,608	Fixed 2.3840%	6 Month LIBOR	Sep 2025	—	(477,237)	(477,237)
	7,880,000	EUR	8,822,015	6 Month EURIBOR	Fixed 1.6780%	Sep 2025	—	331,254	331,254
	9,760,000	USD	9,760,000	3 Month LIBOR	Fixed 2.8869%	Sep 2025	—	394,047	394,047
	9,740,000	USD	9,740,000	3 Month LIBOR	Fixed 2.8860%	Sep 2025	—	392,833	392,833
	14,600,000	EUR	15,919,921	6 Month EURIBOR	Fixed 1.7770%	Aug 2029	—	1,067,810	1,067,810
	900,000	EUR	1,012,009	6 Month EURIBOR	Fixed 1.8050%	Aug 2029	—	67,545	67,545
	2,300,000	GBP	3,498,737	Fixed 0.8770%	6 Month LIBOR	Jul 2016	—	(2,218)	(2,218)
	26,300,000	USD	26,300,000	Fixed 1.1730%	3 Month LIBOR	Nov 2017	—	(37,775)	(37,775)
	26,100,000	USD	26,100,000	Fixed 1.2850%	3 Month LIBOR	Nov 2017	—	(61,826)	(61,826)
	28,200,000	USD	28,200,000	Fixed 0.9550%	3 Month LIBOR	Feb 2018	—	42,024	42,024
	24,600,000	USD	24,600,000	Fixed 0.9360%	3 Month LIBOR	Apr 2018	—	52,723	52,723

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       36

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
	2,840,000	GBP	4,373,604	Fixed 1.2397%	6 Month LIBOR	Aug 2018	—	(40,232)	(40,232)
	34,300,000	GBP	53,054,911	6 Month LIBOR	Fixed 1.2630%	Oct 2018	—	360,601	360,601
	17,300,000	GBP	26,147,150	Fixed 1.2630%	6 Month LIBOR	Oct 2018	24,180	(206,058)	(181,878)
	46,200,000	EUR	52,328,150	Fixed 0.1500%	6 Month EURIBOR	Oct 2018	—	(313,334)	(313,334)
	23,000,000	EUR	24,442,083	6 Month EURIBOR	Fixed 0.1500%	Oct 2018	104,143	51,846	155,989
	9,250,000	GBP	14,164,089	6 Month LIBOR	Fixed 1.3550%	Oct 2018	—	119,986	119,986
	13,500,000	EUR	14,818,230	Fixed 0.0700%	6 Month EURIBOR	Nov 2018	—	(66,913)	(66,913)
	1,350,000	GBP	1,949,796	Fixed 0.8292%	6 Month LIBOR	May 2019	—	5,103	5,103
	22,625,000	AUD	15,863,500	6 Month BBSW	Fixed 2.3725%	Jan 2020	—	94,269	94,269
	15,875,000	AUD	11,123,646	6 Month BBSW	Fixed 2.4500%	Jan 2020	—	83,089	83,089
	875,000	AUD	670,555	Fixed 2.4500%	6 Month BBSW	Jan 2020	(786)	(3,794)	(4,580)
	14,000,000	GBP	21,655,066	Fixed 1.7000%	6 Month LIBOR	Oct 2021	—	(535,104)	(535,104)
	7,040,000	GBP	10,640,227	6 Month LIBOR	Fixed 1.7000%	Oct 2021	12,089	256,992	269,081
	18,500,000	EUR	20,953,913	6 Month EURIBOR	Fixed 0.5390%	Oct 2021	—	504,104	504,104
	9,170,000	EUR	9,744,952	Fixed 0.5390%	6 Month EURIBOR	Oct 2021	(72,266)	(177,606)	(249,872)
	3,730,000	GBP	5,711,573	Fixed 1.7900%	6 Month LIBOR	Oct 2021	—	(164,778)	(164,778)
	5,300,000	EUR	5,817,527	6 Month EURIBOR	Fixed 0.4770%	Nov 2021	—	124,524	124,524
	150,000,000	SEK	18,030,472	3 Month STIBOR	Fixed 1.1250%	May 2022	—	14,753	14,753
	14,500,000	GBP	22,330,022	Fixed 1.7932%	6 Month LIBOR	Aug 2022	—	(809,486)	(809,486)
	850,000	GBP	1,301,485	6 Month LIBOR	Fixed 1.7932%	Aug 2022	13,208	34,245	47,453
	500,000	GBP	713,450	6 Month LIBOR	Fixed 2.3840%	Sep 2025	19,616	(341)	19,275
	980,000	EUR	1,116,707	Fixed 1.6780%	6 Month EURIBOR	Sep 2025	(39,962)	(1,235)	(41,197)
	1,570,000	USD	1,570,000	Fixed 2.8860%	3 Month LIBOR	Sep 2025	(14,802)	(48,519)	(63,321)
	1,220,000	USD	1,220,000	Fixed 2.8860%	3 Month LIBOR	Sep 2025	(42,002)	(7,203)	(49,205)
	8,160,000	USD	8,160,000	Fixed 2.8869%	3 Month LIBOR	Sep 2025	(296,175)	(33,274)	(329,449)
	11,900,000	USD	11,900,000	3 Month LIBOR	Fixed 2.7315%	Nov 2025	—	386,865	386,865
	6,300,000	USD	6,300,000	Fixed 2.7315%	3 Month LIBOR	Nov 2025	(168,102)	(36,709)	(204,811)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       37

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
	139,000,000	SEK	16,193,011	3 Month STIBOR	Fixed 2.1825%	Feb 2026	—	179,589	179,589
	5,000,000	SEK	599,140	Fixed 2.1825%	3 Month STIBOR	Feb 2026	(155)	(6,305)	(6,460)
	46,000,000	SEK	5,713,611	Fixed 2.1825%	3 Month STIBOR	Feb 2026	(9,939)	(49,493)	(59,432)
	44,000,000	SEK	5,372,635	Fixed 2.1825%	3 Month STIBOR	Feb 2026	(61,055)	4,207	(56,848)
	44,000,000	SEK	5,325,394	Fixed 2.1825%	3 Month STIBOR	Feb 2026	(54,129)	(2,719)	(56,848)
	9,720,000	USD	9,720,000	3 Month LIBOR	Fixed 2.2875%	Feb 2026	—	103,792	103,792
	29,200,000	USD	29,200,000	3 Month LIBOR	Fixed 2.1726%	Mar 2026	—	144,721	144,721
	2,800,000	GBP	4,259,333	Fixed 2.7550%	6 Month LIBOR	Jul 2026	—	(523,273)	(523,273)
	1,200,000	GBP	2,056,309	6 Month LIBOR	Fixed 2.7550%	Jul 2026	(4,243)	228,503	224,260
	1,250,000	EUR	1,417,555	Fixed 1.7770%	6 Month EURIBOR	Aug 2029	(6,579)	(84,843)	(91,422)
	750,000	EUR	844,091	Fixed 1.7770%	6 Month EURIBOR	Aug 2029	(44,908)	(9,945)	(54,853)
	1,290,000	GBP	1,986,602	Fixed 2.1352%	6 Month LIBOR	Aug 2030	—	(122,409)	(122,409)
	96,800	GBP	139,808	Fixed 1.6452%	6 Month LIBOR	May 2031	—	583	583
	1,250,000	GBP	1,901,488	Fixed 3.1400%	6 Month LIBOR	Jul 2033	—	(415,152)	(415,152)
	275,000	GBP	425,026	6 Month LIBOR	Fixed 3.3010%	Jul 2043	96,550	51,636	148,186
	893,000	GBP	1,375,221	6 Month LIBOR	Fixed 3.3010%	Jul 2043	328,859	152,339	481,198
	273,000	GBP	394,868	6 Month LIBOR	Fixed 3.3010%	Jul 2043	147,400	(292)	147,108
	1,750,000	GBP	2,662,083	Fixed 3.3010%	6 Month LIBOR	Jul 2043	—	(942,997)	(942,997)
	1,240,000	USD	1,240,000	3 Month LIBOR	Fixed 3.3700%	Nov 2044	36,565	37,146	73,711
	2,800,000	USD	2,800,000	3 Month LIBOR	Fixed 3.3700%	Nov 2044	148,926	17,519	166,445
	5,140,000	USD	5,140,000	Fixed 3.3700%	3 Month LIBOR	Nov 2044	—	(305,545)	(305,545)
	900,000	USD	900,000	3 Month LIBOR	Fixed 2.8050%	Mar 2045	28,163	(7,454)	20,709
	2,940,000	USD	2,940,000	Fixed 2.8050%	3 Month LIBOR	Mar 2045	—	(67,651)	(67,651)
	1,220,000	USD	1,220,000	Fixed 2.9875%	3 Month LIBOR	May 2045	—	(63,268)	(63,268)
	620,000	USD	620,000	3 Month LIBOR	Fixed 2.9875%	May 2045	37,962	(5,810)	32,152
	2,780,000	USD	2,780,000	Fixed 2.8850%	3 Month LIBOR	Nov 2045	—	(115,309)	(115,309)
	2,690,000	USD	2,690,000	Fixed 2.8200%	3 Month LIBOR	Nov 2045	—	(93,994)	(93,994)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       38

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
	4,680,000	USD	4,680,000	Fixed 2.7660%	3 Month LIBOR	Nov 2045	—	(97,834)	(97,834)
	6,130,000	USD	6,130,000	Fixed 2.8600%	3 Month LIBOR	Dec 2045	—	(164,906)	(164,906)
	5,760,000	USD	5,760,000	3 Month LIBOR	Fixed 2.8600%	Dec 2045	184,498	(29,546)	154,952
	1,140,000	USD	1,140,000	Fixed 2.5050%	3 Month LIBOR	Feb 2046	—	(3,908)	(3,908)
	5,680,000	USD	5,680,000	Fixed 2.5075%	3 Month LIBOR	May 2046	—	(27,923)	(27,923)
	81,500	GBP	117,710	Fixed 1.6852%	6 Month LIBOR	May 2046	—	(323)	(323)
	470,000	EUR	533,001	6 Month EURIBOR	Fixed 1.8180%	Aug 2049	2,606	72,233	74,839
	750,000	EUR	844,091	6 Month EURIBOR	Fixed 1.8180%	Aug 2049	116,147	3,277	119,424
	381,000	EUR	428,417	Fixed 1.8000%	6 Month EURIBOR	Aug 2049	—	(58,406)	(58,406)
	1,610,000	USD	1,610,000	Fixed 3.0815%	3 Month LIBOR	May 2045	—	(65,734)	(65,734)
	3,770,000	USD	3,770,000	Fixed 3.0220%	3 Month LIBOR	May 2045	—	(139,561)	(139,561)
			$729,556,837				$462,476	($1,590,997)	($1,128,521)

The following are abbreviations for the table above:
BBSW	Bank Bill Swap Rate
EURIBOR	Euro Interbank Offered Rate
KORIBOR	Korea Interbank Offered Rate
LIBOR	London Interbank Offered Rate
STIBOR	SEK Stockholm Interbank Offered Rate

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended May 31, 2016, the fund used CDS as a Buyer of protection to manage credit exposure. The fund held credit default swap contracts with total U.S. dollar notional amounts ranging from $10.4 million to $98.5 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of May 31, 2016, as a Buyer of protection:

Credit default swaps - Buyer

Counterparty	Reference obligation	Notional amount	Currency	USD notional amount	(Pay)/ received fix rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	CDX.NA.IG.26 5Y	22,165,000	USD	$22,165,000	(1.00)%	Jun 2021	($208,770)	($80,898)	($289,668)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       39

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended May 31, 2016 to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $2.7 million to $90.0 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of May 31, 2016 where the fund acted as a Seller of protection:

Credit default swaps - Seller

Counterparty	Reference obligation	Implied credit spreads at 5-31-16	Notional amount	Currency	USD notional amount	(Pay)/ received fix rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	CDX.NA.IG.265Y	0.77%	9,780,000	USD	$9,780,000	1.00%	Jun 2021	$94,539	$26,773	$121,312

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The fund used inflation swaps during the year ended May 31, 2016 to manage duration of the fund, maintain diversity and liquidity of the fund and manage against anticipated changes in inflation. The fund held inflation swap contracts with total U.S. dollar notional values ranging from $12.5 million to $92.6 million, as measured at each quarter end. The following table summarizes the inflation swap contracts held as of May 31, 2016:

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
Citibank N.A.	3,194,000	USD	$3,194,000	USD - Non- Revised CPI	Fixed 1.5650%	Mar 2021	($4,721)	($4,721)
Citibank N.A.	594,000	USD	594,000	Fixed 1.9150%	USD - Non- Revised CPI	Mar 2046	7,858	7,858
HSBC	4,890,000	GBP	7,085,622	GBP - Non- revised RPI	Fixed 3.2250%	May 2041	124,844	124,844
HSBC	4,890,000	GBP	7,085,622	Fixed 3.2125%	GBP - Non- revised RPI	May 2046	(217,639)	(217,639)
Merrill Lynch	1,350,000	USD	1,350,000	USD - Non- Revised CPI	Fixed 1.6050%	Aug 2020	10,156	10,156
Merrill Lynch	1,350,000	USD	1,350,000	Fixed 2.1175%	USD - Non- Revised CPI	Aug 2045	(78,684)	(78,684)
Morgan Stanley	310,000	USD	310,000	USD - Non- Revised CPI	Fixed 1.8050%	Mar 2020	6,195	6,195
Morgan Stanley	313,000	USD	313,000	USD - Non- Revised CPI	Fixed 1.8525%	Jul 2020	5,420	5,420
Morgan Stanley	9,900,000	USD	9,900,000	USD - Non- Revised CPI	Fixed 1.5600%	Mar 2021	(17,141)	(17,141)
Morgan Stanley	310,000	USD	310,000	Fixed 2.2450%	USD - Non- Revised CPI	Mar 2045	(32,290)	(32,290)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       40

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
Morgan Stanley	313,000	USD	313,000	Fixed 2.2975%	USD - Non- Revised CPI	Jul 2045	(35,825)	(35,825)
		$31,805,244					($231,827)	($231,827)

The following are abbreviations for the table above:
CPI	Consumer Price Index
RPI	Retail Price Index

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Investments, at value*	Purchased options	$1,290	—
Interest rate	Swap contracts, at value	Interest rate swaps^	7,340,606	($8,469,127)
Interest rate	Swap contracts, at value	Inflation swaps^	154,473	(386,300)
Interest rate	Written options, at value	Written options	—	(157,144)
Foreign currency	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts	Forward foreign currency contracts	984,567	(952,504)
Interest rate	Receivable/payable for futures	Futures†	46,319	(92,156)
Credit	Swap contracts, at value	Credit default swaps^	121,312	(289,668)
			$8,648,567	($10,346,899)

* Purchased options are included in the fund's investments.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts. Receivable/Payable for exchange cleared swaps, which represents margin, and swap contracts at value, which represents appreciation/depreciation on OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Forwards	$984,567	($952,504)
Inflation swaps	154,473	(386,300)
Interest rate swaps	67,802	(13,244)
Purchased options	1,290	—
Written options		(157,144)
Totals	$1,208,132	($1,509,192)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Bank National Paris	$127,223	—	—	$127,223
Barclays Capital	53,901	—	—	53,901
Citibank N.A	(99,263)	—	—	(99,263)
Citigroup	28,087	—	—	28,087

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       41

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Deutsche Bank	158,551	—	—	158,551
HSBC	(57,952)	—	—	(57,952)
JPMorgan Chase Bank	(44,485)	—	—	(44,485)
Merrill Lynch	(560,931)	—	$708,702	147,771
Morgan Stanley	74,358	$170,000	—	(95,642)
Royal Bank of Scotland	(8,050)	—	30,536	22,486
Societe General	25,213	—	—	25,213
UBS	2,288	—	—	2,288
Totals	($301,060)	$170,000	$739,238	$268,178

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions[1]	Written options	Investments and foreign currency transactions[2]	Swap contracts	Total
Interest rate	($1,059,739)	($290,380)	$439,586	—	$537,546	($372,987)
Foreign currency	—	—	—	$2,423,707	—	2,423,707
Credit	—	—	—	—	205,815	205,815
Total	($1,059,739)	($290,380)	$439,586	$2,423,707	$743,361	$2,256,535

1 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

2 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies[1]	Writtion options	Investments and translation of assets and liabilities in foreign currencies[2]	Swap contracts	Total
Interest	($44,833)	$153,359	($148,868)	—	$26,792	($13,550)
Foreign currency	—	—	—	$562,687	—	562,687
Credit	—	—	—	—	14,808	14,808
Total	($44,833)	$153,359	($148,868)	$562,687	$41,600	$563,945

1 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       42

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to 0.850% of the first $500 million of the fund's average daily net assets; or, if net assets exceed $500 million, 0.750% of all the fund's average daily net assets. Prior to December 11, 2015, the Advisor fees paid were as follows: 0.850% of the first $500 million of the fund's average daily net assets; or, if net assets exceed $500 million, 0.830% of all the fund's average daily net assets. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective December 11, 2015, the Advisor contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.78% of average annual net assets (on an annualized basis) of the fund. Expenses means all fund-level operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. The fund expense limitation expires on September 30, 2016, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.14%, 1.89% and 0.89% of average net assets for Class A, Class C, and Class I shares, respectively, excluding certain expenses such as (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The expense limitation expires on September 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to December 11, 2015, the Advisor had contractually agreed to waive all portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.50%, 2.25% and 1.19% of average net assets for Class A, Class C and Class I shares, respectively.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis attributable to the class. The class expense waiver expires on September 30, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund, in order to limit the fund's expenses, excluding class specific expenses, taxes, brokerage commissions, advisory fees, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, to 0.25% of the fund's average daily net assets, on an annual basis. This voluntary arrangement may be amended or terminated at any time by the Advisor upon notice to the fund.

For the year ended May 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$12,829	Class R6	$5,024
Class C	10,798	Class NAV	409,236

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       43

Class	Expense reduction	Class	Expense reduction
Class I	20,583	Total	$458,470

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2016 were equivalent to a net annual effective rate of 0.42% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% and 1.00% for Class A and Class C shares, respectively, for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $672 for the year ended May 31, 2016. Of this amount, $113 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $559 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2016, CDSCs received by the distributor amounted to $880 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$3,840	$1,618	$4,472	$483
Class C	7,004	888	6,668	32
Class I	—	3,904	4,472	406
Class R6	—	16	4,472	139
Total	$10,844	$6,426	$20,084	$1,060

Effective October 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period October 1, 2015 to May 31, 2016, state registration fees and printing and postage amounted to $47,443 and $15,395, respectively.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       44

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2016 and 2015 were as follows:

		Year ended 5-31-16		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class A Shares
Sold	471,403	$4,562,781	78,947	$792,336
Distributions reinvested	1,286	12,384	1,785	17,222
Repurchased	(278,613)	(2,689,994)	(181,119)	(1,813,666)
Net increase (decrease)	194,076	$1,885,171	(100,387)	($1,004,108)
Class C Shares[1]
Sold	132,008	$1,279,271	27,086	$269,344
Distributions reinvested	207	2,005	60	582
Repurchased	(38,066)	(364,439)	(2,450)	(24,276)
Net increase	94,149	$916,837	24,696	$245,650
Class I Shares
Sold	1,296,888	$12,656,770	245,794	$2,470,900
Distributions reinvested	4,744	45,778	2,395	23,183
Repurchased	(1,056,077)	(10,314,243)	(637,145)	(6,380,800)
Net increase (decrease)	245,555	$2,388,305	(388,956)	($3,886,717)
Class NAV shares
Distributions reinvested	194,931	1,881,077	267,912	2,593,395
Net increase	194,931	$1,881,077	267,912	$2,593,395
Total net increase (decrease)	728,711	$7,071,390	(196,735)	($2,051,780)

1 The inception date for Class C shares is 6-27-14.

There were no fund share transactions for the years ended May 31, 2016 and 2015 for Class R6.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R6 and Class NAV shares on May 31, 2016.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $71,379,103 and $47,155,330, respectively, for the year ended May 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2016, funds within the John Hancock group of funds complex held 93.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund Name	Affiliated concentration
JHVIT Lifestyle Growth MVP	36.1%
JHVIT Lifestyle Balanced MVP	33.7%
JHVIT Lifestyle Moderate MVP	13.1%
JHVIT Lifestyle Conservative MVP	11.0%

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       45

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bond Trust and John Hancock Global Conservative Absolute Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Conservative Absolute Return Fund (the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2016

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       46

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $64,548 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       47

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       48

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       49

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       50

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       51

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       52

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Conservative Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF298047	427A 5/16 7/16

John Hancock

Investment Grade Bond Fund

Annual report 5/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a challenging stretch for all investors, and the fixed-income markets offered no exception. Three themes dominated headlines for the majority of the period and continue to be sources of concern for investors: global growth, commodity prices, and the direction of interest rates. On the economic front, worries about a slowdown in China pushed the United States to center stage as investors increasingly looked to domestic demand to fuel global growth. Energy prices were highly volatile, plummeting in January to multi-year lows before rebounding to finish at more sustainable levels. As for interest rates, the U.S. Federal Reserve (Fed) finally began in December the long process of normalizing monetary policy by increasing the federal funds rate for the first time in nine years. More rate hikes may be on the horizon, but the United States' position as the one major economy tightening in this environment makes the Fed's job that much more difficult.

Against this backdrop, investors tended to dial down their risk exposure, selling out of equities, high-yield bonds, and emerging markets in favor of the safety of U.S. Treasuries and other less-volatile assets. That trend abruptly reversed course in February, as attractive valuations eventually lured investors back into riskier assets. After period end, the United Kingdom's vote to leave the European Union set off more volatility as investors turned back to safe-haven assets.

These kinds of market swings can be unsettling. We believe the global economy will continue to make gains, but that periods of heightened volatility could likely persist. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to meet the needs of our fund shareholders. However, your best resource is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
32	Financial statements
36	Financial highlights
43	Notes to financial statements
50	Auditor's report
51	Tax information
52	Trustees and Officers
56	More information

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16 (%)

Class A shares (without sales charge)
Barclays U.S. Aggregate Bond Index
Morningstar intermediate term bond fund category average
2.13
2.99
1.81
2.65
2.91
2.33
3.64
3.33
3.19
5.40
4.97
4.60
1 year
3 year
5 year
10 year

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The Fed finally began normalizing monetary policy

After seven years of near-zero interest rates, the U.S. Federal Reserve began the process of adopting a more neutral stance by increasing the federal funds rate in December 2015.

Global economic weakness and falling energy prices weighed on markets

Markets were subject to heightened volatility as investors traded with a risk-on/risk-off mentality during the period.

The fund gained ground, but trailed its benchmark

The fund posted a positive return for its fiscal year, but trailed its benchmark, the Barclays U.S. Aggregate Bond Index, due mostly to its limited exposure to U.S. Treasuries, which performed well in this environment.

PORTFOLIO COMPOSITION AS OF 5/31/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

The 12 months ended May 31, 2016, represented a challenging period for fixed-income investors. What were some of the key themes driving the market?

There were essentially three themes that drove market performance during the past year: global growth, commodity prices, and interest rates. To begin with rates, all eyes were on the U.S. Federal Reserve (Fed) in late 2015, which had been suggesting for several months that a change in its near-zero interest-rate policy was imminent. The Fed finally raised short-term interest rates by 0.25% in December 2015, and while there has been much speculation about the timing of the Fed's next move, it has held rates steady since then. The Fed's next opportunities to raise rates coincide with its meetings in July and September.

Oil prices, meanwhile, fell precipitously for the first half of the fund's reporting period, from over $60 a barrel in June 2015 to less than $30 a barrel in January. Since then, prices have stabilized, rebounding to nearly $50 by the end of May. Low energy prices have been a particular headwind to the high-yield bond market, given the large number of smaller energy companies that had been issuing debt to expand operations. Many of these companies appeared unlikely to turn a profit with oil prices below $30 or $40 a barrel, and investors were rightly concerned about a potential spike in defaults in the energy sector of the high-yield market if oil prices remained so depressed. However, that fear spread well beyond the energy sector as all of the high-yield market—and most so-called risk assets, including stocks and, to a lesser degree, investment-grade corporate bonds—saw prices rise and fall in concert with changes in the price of oil. While it's impossible to predict where oil and commodity prices will head next, we believe today's levels could be far more sustainable than the depressed values we saw earlier in the year.

Last, concern about the strength of the global economy also fueled the risk-on/risk-off environment during the fund's reporting period. China's economic slowdown in particular has been in the news for some time, and the general deterioration in economic fundamentals in developing nations has

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       4

"While it's impossible to predict where oil and commodity prices will head next, we believe today's levels could be far more sustainable than the depressed values we saw earlier in the year."
only been exacerbated by the recent weakness in commodity prices. Many emerging markets are commodity exporters, and the low prices and weak demand have negatively impacted their financial health. Developed markets, meanwhile—especially Europe and Japan—contended with their own economic challenges. Central banks in those markets pursued aggressive monetary policies, using bond-buying programs to send interest rates into negative territory in some countries in an effort to spur economic growth—so far, with mixed results.

QUALITY COMPOSITION AS OF 5/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       5

"There are not a lot of opportunities in the market for meaningful price appreciation, and given the headwinds of rising interest rates and sluggish global economic growth, we prefer a more conservative tilt to the portfolio."

What positions were the primary detractors from the fund's performance versus the benchmark?

The biggest detractor for the period was the fund's underweight position in U.S. Treasuries. The yield curve—a graphical representation comparing the yields of bonds of varying maturities—generally flattened during the period as short-term interest rates rose and longer-term interest rates fell. That drop in longer-term rates benefited investors in long-dated Treasury debt, since rates and prices move in opposite directions. The fund's relative performance was also hampered by a limited exposure to duration, which is a measure of a bond or a portfolio's sensitivity to interest-rate changes. Our belief had been that the risks of higher interest rates outweighed the potential rewards offered through exposure to rate-sensitive securities.

What positions helped relative performance?

We've been increasing the fund's allocations to highly rated corporate debt in the financials sector for some time now, and those positions fared relatively well during the period. A small and gradual uptick in interest rates would be beneficial for the profitability of financial companies, so that sector has seen some increased demand in anticipation of higher short-term interest rates.

The fund's holdings in asset-backed securities, which include credit card and automobile financing receivables, also helped overall performance. We have found that the credit risks in this segment of the bond market, against the backdrop of a gradually improving economy, have generally been fairly low, presenting an attractive investment opportunity.

Given the level of uncertainty in the markets, how are you positioning the portfolio for the next several months?

We're continuing to take a fairly conservative stance as we head into the second half of 2016. We don't believe now is the time to be making big bets on either interest rates or credit. To that end, we held a modestly defensive stance with respect to the fund's duration. Managing interest-rate exposure isn't a significant part of our overall strategy, however, as individual security selection is our primary emphasis. With that said, the fund holds a meaningful position in floating-rate securities, primarily mortgage-backed securities that hold adjustable rate loans. These investments

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       6

can benefit if interest rates begin to move higher as the underlying loans reprice, and we believe they provide an element of diversification to the fund. With regard to credit, we have been focused on high-quality securities in both U.S. and international markets. While our primary goal is to offer investors a well-diversified portfolio, we prefer credit-driven holdings over rate-sensitive securities, given the incremental yields offered and the opportunity for some spread tightening as rates rise and the economy continues to improve.

The reality for investors, however, is that for the foreseeable future, we are likely to be in an environment of coupon-like returns. There are not a lot of opportunities in the market for meaningful price appreciation, and given the headwinds of rising interest rates and sluggish global economic growth, we prefer a more conservative tilt to the portfolio. As the Fed continues to navigate normalizing monetary policy, individual security selection will become increasingly important. In such an environment, we believe our active, research-based approach can continue to add value for the fund and for our shareholders.

MANAGED BY

Howard C. Greene, CFA On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-16	as of 5-31-16
Class A	-1.94	2.79	4.97	14.73	62.42	1.91	1.90
Class B	-3.60	2.50	4.78	13.16	59.58	1.24	1.23
Class C	0.38	2.86	4.62	15.16	57.07	1.25	1.24
Class I2	2.40	3.94	5.74	21.31	74.78	2.27	2.26
Class R2[2,3]	2.22	3.58	5.36	19.21	68.58	1.97	1.96
Class R4[2,3]	2.37	3.73	5.52	20.09	71.10	2.18	2.08
Class R6[2,3]	2.64	4.07	5.87	22.06	76.95	2.35	2.32
Index†	2.99	3.33	4.97	17.81	62.40	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2*	Class R4*	Class R6*
Gross (%)	0.88	1.63	1.63	0.62	1.02	0.87	0.52
Net (%)	0.80	1.55	1.55	0.54	0.94	0.69	0.42

* Expenses have been estimated for the classes first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-06	15,958	15,958	16,240
Class C4	5-31-06	15,707	15,707	16,240
Class I2	5-31-06	17,478	17,478	16,240
Class R2[2,3]	5-31-06	16,858	16,858	16,240
Class R4[2,3]	5-31-06	17,110	17,110	16,240
Class R6[2,3]	5-31-06	17,695	17,695	16,240

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,025.30	$4.56	0.90%
Class B	1,000.00	1,021.50	8.34	1.65%
Class C	1,000.00	1,021.40	8.34	1.65%
Class I	1,000.00	1,026.60	3.24	0.64%
Class R2	1,000.00	1,025.40	4.35	0.86%
Class R4	1,000.00	1,026.30	3.55	0.70%
Class R6	1,000.00	1,028.20	2.69	0.53%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.50	$4.55	0.90%
Class B	1,000.00	1,016.80	8.32	1.65%
Class C	1,000.00	1,016.80	8.32	1.65%
Class I	1,000.00	1,021.80	3.23	0.64%
Class R2	1,000.00	1,020.70	4.34	0.86%
Class R4	1,000.00	1,021.50	3.54	0.70%
Class R6	1,000.00	1,022.40	2.68	0.53%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       11

Fund's investments

As of 5-31-16
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 36.8%				$175,492,034
(Cost $173,609,882)
U.S. Government 15.2%				72,582,114
U.S. Treasury
Bond	2.500	02-15-45	2,716,000	2,636,323
Bond	2.500	02-15-46	9,685,000	9,394,072
Bond	3.125	11-15-41	7,805,000	8,656,229
Bond	3.375	05-15-44	6,910,000	7,978,079
Note	0.750	02-15-19	5,960,000	5,920,420
Note	1.125	01-15-19	8,000,000	8,027,504
Note	1.250	03-31-21	3,200,000	3,180,749
Note	1.375	09-30-18	9,920,000	10,017,652
Note (C)	1.625	05-15-26	9,175,000	8,993,289
Note	1.750	01-31-23	3,180,000	3,201,863
Treasury Inflation Protected Security	0.375	07-15-25	4,528,175	4,575,934
U.S. Government Agency 21.6%				102,909,920
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.500	02-01-26	108,439	114,510
30 Yr Pass Thru	3.000	03-01-43	6,957,786	7,158,576
30 Yr Pass Thru	3.000	04-01-43	1,016,773	1,046,901
30 Yr Pass Thru	3.500	02-01-42	2,367,491	2,490,502
30 Yr Pass Thru	3.500	04-01-44	1,104,317	1,167,907
30 Yr Pass Thru	4.000	11-01-43	418,921	451,968
30 Yr Pass Thru	4.000	02-01-44	229,512	246,649
30 Yr Pass Thru	4.500	02-01-41	1,254,714	1,370,699
30 Yr Pass Thru	5.000	03-01-41	739,154	817,569
30 Yr Pass Thru	5.500	06-01-38	937,948	1,057,316
Federal National Mortgage Association
15 Yr Pass Thru	1.570	01-09-20	5,225,000	5,225,078
15 Yr Pass Thru	2.500	03-27-23	1,180,000	1,181,187
15 Yr Pass Thru	3.000	07-01-27	476,182	497,862
15 Yr Pass Thru	3.000	10-29-27	585,000	585,016
15 Yr Pass Thru	3.500	02-01-26	108,673	114,910
15 Yr Pass Thru	3.500	03-01-26	668,062	706,405
15 Yr Pass Thru	3.500	07-01-26	1,320,940	1,400,057
15 Yr Pass Thru	4.000	12-01-24	829,165	884,777
30 Yr Pass Thru	3.000	12-01-42	1,894,504	1,954,712
30 Yr Pass Thru	3.500	01-01-42	2,435,678	2,556,048
30 Yr Pass Thru	3.500	06-01-42	3,334,882	3,519,491
30 Yr Pass Thru	3.500	07-01-42	5,349,813	5,649,307
30 Yr Pass Thru	3.500	01-01-43	950,677	997,659
30 Yr Pass Thru	3.500	04-01-43	693,026	730,740

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	06-01-43	3,535,473	$3,727,872
30 Yr Pass Thru	3.500	07-01-43	538,558	567,866
30 Yr Pass Thru	3.500	03-01-44	5,236,571	5,526,453
30 Yr Pass Thru	3.500	04-01-45	4,860,536	5,106,058
30 Yr Pass Thru	4.000	09-01-40	1,280,954	1,373,296
30 Yr Pass Thru	4.000	01-01-41	925,345	996,389
30 Yr Pass Thru	4.000	09-01-41	5,862,836	6,351,727
30 Yr Pass Thru	4.000	10-01-41	64,888	70,255
30 Yr Pass Thru	4.000	01-01-42	1,546,015	1,664,582
30 Yr Pass Thru	4.000	03-01-42	4,057,934	4,359,342
30 Yr Pass Thru	4.000	05-01-43	4,085,679	4,375,103
30 Yr Pass Thru	4.000	09-01-43	2,928,156	3,187,283
30 Yr Pass Thru	4.000	10-01-43	2,815,041	3,043,045
30 Yr Pass Thru	4.000	12-01-43	4,460,360	4,792,355
30 Yr Pass Thru	4.000	01-01-44	649,472	704,511
30 Yr Pass Thru	4.500	08-01-40	3,409,865	3,723,738
30 Yr Pass Thru	4.500	12-01-40	626,599	686,234
30 Yr Pass Thru	4.500	05-01-41	1,972,369	2,156,945
30 Yr Pass Thru	4.500	06-01-41	1,382,539	1,515,849
30 Yr Pass Thru	4.500	07-01-41	743,589	815,288
30 Yr Pass Thru	4.500	11-01-41	227,185	248,239
30 Yr Pass Thru	4.500	05-01-42	1,828,670	2,002,712
30 Yr Pass Thru	5.000	04-01-35	139,597	156,140
30 Yr Pass Thru	5.000	09-01-40	1,182,090	1,315,206
30 Yr Pass Thru	5.000	04-01-41	272,710	309,939
30 Yr Pass Thru	5.500	09-01-34	492,053	556,433
30 Yr Pass Thru	5.500	02-01-36	153,549	174,068
30 Yr Pass Thru	5.500	06-01-38	611,112	691,440
30 Yr Pass Thru	6.000	06-01-40	96,503	110,379
30 Yr Pass Thru	6.500	01-01-39	451,491	525,863
30 Yr Pass Thru	6.500	06-01-39	128,492	149,464
Corporate bonds 35.0%				$167,003,844
(Cost $163,303,623)
Consumer discretionary 4.7%				22,363,532
Auto components 0.4%
Delphi Automotive PLC	4.250	01-15-26	485,000	515,291
Delphi Corp.	5.000	02-15-23	1,275,000	1,351,500
Automobiles 1.8%
American Honda Finance Corp.	1.700	02-22-19	760,000	766,609
Ford Motor Company	4.750	01-15-43	230,000	234,735
Ford Motor Credit Company LLC	2.551	10-05-18	440,000	445,885
Ford Motor Credit Company LLC	5.875	08-02-21	1,426,000	1,621,556
General Motors Company	4.875	10-02-23	910,000	966,272

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       13

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
General Motors Company	6.250	10-02-43	550,000	$606,702
General Motors Financial Company, Inc.	3.450	04-10-22	1,385,000	1,373,194
General Motors Financial Company, Inc.	4.000	01-15-25	925,000	920,057
General Motors Financial Company, Inc.	5.250	03-01-26	470,000	505,698
Hyundai Capital America (S)	2.400	10-30-18	600,000	605,683
Nissan Motor Acceptance Corp. (S)	1.950	09-12-17	595,000	598,348
Hotels, restaurants and leisure 0.2%
Brinker International, Inc.	2.600	05-15-18	290,000	292,194
Seminole Tribe of Florida, Inc. (S)	6.535	10-01-20	570,000	598,500
Household durables 0.2%
Newell Brands, Inc.	2.150	10-15-18	235,000	236,919
Newell Brands, Inc.	4.200	04-01-26	515,000	544,187
Internet and catalog retail 0.5%
Expedia, Inc. (S)	5.000	02-15-26	1,125,000	1,124,048
QVC, Inc.	4.375	03-15-23	565,000	555,998
QVC, Inc.	5.125	07-02-22	435,000	458,366
QVC, Inc.	5.450	08-15-34	445,000	396,430
Media 1.3%
Charter Communications Operating LLC (S)	6.484	10-23-45	820,000	945,873
Myriad International Holdings BV (S)	5.500	07-21-25	225,000	229,388
Omnicom Group, Inc.	3.600	04-15-26	470,000	481,929
Scripps Networks Interactive, Inc.	3.950	06-15-25	825,000	847,367
Sirius XM Radio, Inc. (S)	5.250	08-15-22	1,067,000	1,123,018
Time Warner Cable, Inc.	8.250	04-01-19	470,000	543,687
Time Warner, Inc.	3.600	07-15-25	380,000	394,122
Time Warner, Inc.	3.875	01-15-26	1,105,000	1,163,243
Time Warner, Inc.	6.500	11-15-36	430,000	520,927
Multiline retail 0.1%
Macy's Retail Holdings, Inc.	7.875	08-15-36	614,000	621,693
Specialty retail 0.2%
AutoNation, Inc.	4.500	10-01-25	300,000	310,369
O'Reilly Automotive, Inc.	3.550	03-15-26	450,000	463,744
Consumer staples 1.9%				9,163,255
Beverages 0.7%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46	1,625,000	1,810,952
Beam Suntory, Inc.	1.750	06-15-18	890,000	891,813
Pernod Ricard SA (S)	5.750	04-07-21	710,000	806,817

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       14

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food and staples retailing 0.6%
CVS Health Corp.	2.875	06-01-26	440,000	$437,473
CVS Health Corp.	5.125	07-20-45	925,000	1,073,827
Walgreens Boots Alliance, Inc.	1.750	05-30-18	385,000	385,504
Whole Foods Market, Inc. (S)	5.200	12-03-25	985,000	1,024,177
Food products 0.5%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	455,000	533,788
Kraft Heinz Foods Company (S)	2.000	07-02-18	670,000	675,061
Kraft Heinz Foods Company (S)	4.875	02-15-25	420,000	458,299
Kraft Heinz Foods Company (S)	5.200	07-15-45	615,000	690,128
Tobacco 0.1%
Reynolds American, Inc.	2.300	06-12-18	370,000	375,416
Energy 3.0%				14,426,101
Oil, gas and consumable fuels 3.0%
Anadarko Petroleum Corp.	8.700	03-15-19	425,000	479,660
Boardwalk Pipelines LP	5.500	02-01-17	170,000	171,726
Cimarex Energy Company	4.375	06-01-24	415,000	422,797
Columbia Pipeline Group, Inc.	4.500	06-01-25	900,000	930,085
Continental Resources, Inc.	3.800	06-01-24	80,000	69,800
Continental Resources, Inc.	5.000	09-15-22	966,000	912,870
DCP Midstream LLC (S)	9.750	03-15-19	375,000	399,375
DCP Midstream Operating LP	2.500	12-01-17	199,000	194,523
DCP Midstream Operating LP	3.875	03-15-23	185,000	164,188
Enbridge Energy Partners LP	4.375	10-15-20	370,000	373,287
Energy Transfer Partners LP	2.500	06-15-18	310,000	305,711
Energy Transfer Partners LP	5.150	03-15-45	545,000	462,795
Energy Transfer Partners LP	9.700	03-15-19	555,000	620,779
EnLink Midstream Partners LP	4.150	06-01-25	210,000	179,785
Enterprise Products Operating LLC	6.500	01-31-19	930,000	1,036,148
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	8.375	08-01-66	705,000	611,385
Kerr-McGee Corp.	6.950	07-01-24	335,000	371,291
Kinder Morgan Energy Partners LP	7.750	03-15-32	240,000	259,239
Kinder Morgan, Inc.	5.550	06-01-45	520,000	478,237
Lukoil International Finance BV (S)	3.416	04-24-18	590,000	595,953
MPLX LP	4.000	02-15-25	165,000	148,071
Northwest Pipeline LLC	6.050	06-15-18	570,000	590,077
Occidental Petroleum Corp.	3.400	04-15-26	510,000	518,597
ONEOK Partners LP	3.200	09-15-18	305,000	305,986
Petroleos Mexicanos	4.875	01-24-22	405,000	404,747
Regency Energy Partners LP	5.500	04-15-23	745,000	728,213
Shell International Finance BV	4.375	05-11-45	1,025,000	1,056,855

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Sunoco Logistics Partners Operations LP	4.400	04-01-21	485,000	$497,114
Williams Partners LP	4.875	05-15-23	350,000	319,680
Williams Partners LP	4.875	03-15-24	904,000	817,127
Financials 14.1%				67,138,720
Banks 6.4%
Bank of America Corp.	3.950	04-21-25	360,000	359,463
Bank of America Corp.	4.200	08-26-24	435,000	444,197
Bank of America Corp.	4.250	10-22-26	475,000	482,045
Bank of America Corp.	4.450	03-03-26	925,000	954,724
Bank of America Corp.	6.875	04-25-18	835,000	911,316
Bank of Montreal	1.400	04-10-18	1,125,000	1,125,710
Barclays Bank PLC (S)	6.050	12-04-17	680,000	718,940
Barclays Bank PLC (S)	10.179	06-12-21	645,000	818,262
Barclays PLC	4.375	01-12-26	520,000	529,813
BNP Paribas SA	2.375	09-14-17	1,075,000	1,086,503
BPCE SA (S)	4.500	03-15-25	485,000	478,101
BPCE SA (S)	5.700	10-22-23	830,000	885,289
Citigroup, Inc.	4.500	01-14-22	840,000	915,091
Citigroup, Inc.	4.600	03-09-26	730,000	757,577
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	904,000	1,106,270
Credit Agricole SA (S)	4.375	03-17-25	745,000	744,122
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	410,000	449,535
HBOS PLC (S)	6.750	05-21-18	1,085,000	1,166,832
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (Q)	6.875	06-01-21	590,000	594,604
ING Bank NV (S)	5.800	09-25-23	860,000	948,999
JPMorgan Chase & Co.	3.200	06-15-26	720,000	719,935
JPMorgan Chase & Co.	4.625	05-10-21	1,070,000	1,175,328
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	790,000	795,925
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	1,100,000	1,222,034
Lloyds Banking Group PLC	4.650	03-24-26	1,490,000	1,508,101
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%)	5.629	12-01-21	655,000	636,988

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       16

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Mizuho Financial Group Cayman 3, Ltd. (S)	4.600	03-27-24	595,000	$637,486
MUFG Union Bank NA	2.625	09-26-18	765,000	775,705
Royal Bank of Scotland Group PLC	4.800	04-05-26	535,000	551,483
Santander Holdings USA, Inc.	2.700	05-24-19	1,065,000	1,066,055
Santander Holdings USA, Inc.	3.450	08-27-18	285,000	291,834
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	961,000	976,529
SunTrust Bank	7.250	03-15-18	280,000	305,519
Swedbank AB (S)	2.125	09-29-17	370,000	372,696
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	500,000	480,000
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	730,000	812,125
Wells Fargo & Company	4.650	11-04-44	320,000	330,808
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	725,000	775,750
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	710,000	735,880
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	540,000	568,350
Wells Fargo Bank NA	5.850	02-01-37	245,000	296,504
Capital markets 1.9%
Ares Capital Corp.	3.875	01-15-20	690,000	705,676
FS Investment Corp.	4.000	07-15-19	635,000	634,590
Jefferies Group LLC	6.875	04-15-21	745,000	836,376
Jefferies Group LLC	8.500	07-15-19	325,000	370,641
Macquarie Bank, Ltd. (S)	4.875	06-10-25	800,000	813,496
Morgan Stanley	2.450	02-01-19	390,000	395,324
Morgan Stanley	3.875	01-27-26	435,000	454,581
Morgan Stanley	5.500	01-26-20	790,000	874,825
Morgan Stanley	7.300	05-13-19	1,250,000	1,430,793
Stifel Financial Corp.	4.250	07-18-24	345,000	344,362
The Bear Stearns Companies LLC	7.250	02-01-18	435,000	474,101
The Goldman Sachs Group, Inc.	2.000	04-25-19	430,000	431,014
The Goldman Sachs Group, Inc.	3.750	05-22-25	1,160,000	1,193,834
The Goldman Sachs Group, Inc.	4.750	10-21-45	240,000	256,256
Consumer finance 1.2%
American Express Company	3.625	12-05-24	355,000	357,832
Capital One Bank USA NA	1.300	06-05-17	355,000	355,234

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Capital One Bank USA NA	2.300	06-05-19	905,000	$905,350
Capital One Financial Corp.	2.450	04-24-19	435,000	438,872
Capital One Financial Corp.	4.200	10-29-25	840,000	858,210
Capital One NA	2.350	08-17-18	440,000	444,354
Discover Bank	2.600	11-13-18	720,000	724,206
Discover Bank	8.700	11-18-19	417,000	486,152
Discover Financial Services	3.950	11-06-24	660,000	670,105
Discover Financial Services	5.200	04-27-22	605,000	653,945
Diversified financial services 0.8%
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)	5.250	05-30-25	356,641	363,328
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-21	403,269	408,310
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)	5.125	11-30-24	354,775	360,187
Leucadia National Corp.	5.500	10-18-23	775,000	776,696
S&P Global, Inc.	4.000	06-15-25	860,000	917,912
S&P Global, Inc.	4.400	02-15-26	805,000	882,523
Insurance 1.8%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	725,000	761,368
Assured Guaranty US Holdings, Inc. (L)	5.000	07-01-24	725,000	774,960
AXA SA	8.600	12-15-30	475,000	636,595
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	435,000	459,469
CNA Financial Corp.	7.250	11-15-23	320,000	384,345
MetLife, Inc.	6.400	12-15-66	770,000	826,795
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	390,000	424,613
Pacific LifeCorp. (S)	6.000	02-10-20	420,000	465,936
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	375,000	375,375
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	605,000	655,669
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	980,000	1,271,418
The Hartford Financial Services Group, Inc.	5.375	03-15-17	435,000	448,191

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       18

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	755,000	$817,288
Real estate investment trusts 2.0%
American Tower Corp.	3.400	02-15-19	470,000	486,891
American Tower Corp.	4.700	03-15-22	525,000	569,464
Crown Castle International Corp.	4.450	02-15-26	525,000	558,443
Crown Castle Towers LLC (S)	4.883	08-15-40	860,000	926,779
Crown Castle Towers LLC (S)	6.113	01-15-40	715,000	789,892
EPR Properties	4.500	04-01-25	435,000	425,867
ERP Operating LP	3.375	06-01-25	120,000	124,437
Highwoods Realty LP	5.850	03-15-17	570,000	587,545
Omega Healthcare Investors, Inc.	4.500	01-15-25	410,000	398,532
Omega Healthcare Investors, Inc.	4.950	04-01-24	410,000	416,633
Omega Healthcare Investors, Inc.	5.250	01-15-26	235,000	241,192
Ventas Realty LP	3.500	02-01-25	975,000	975,433
Ventas Realty LP	3.750	05-01-24	315,000	321,681
VEREIT Operating Partnership LP	2.000	02-06-17	545,000	545,699
VEREIT Operating Partnership LP	4.600	02-06-24	485,000	488,031
Welltower, Inc.	3.750	03-15-23	240,000	243,176
Welltower, Inc.	4.000	06-01-25	1,025,000	1,048,630
Welltower, Inc.	4.125	04-01-19	340,000	356,860
Health care 2.2%				10,513,947
Biotechnology 0.4%
AbbVie, Inc.	3.600	05-14-25	985,000	1,009,304
Baxalta, Inc. (S)	2.000	06-22-18	285,000	283,485
Celgene Corp.	5.000	08-15-45	820,000	870,988
Health care equipment and supplies 0.3%
Medtronic, Inc.	4.625	03-15-45	560,000	626,420
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	720,000	730,057
Health care providers and services 0.8%
Aetna, Inc.	1.500	11-15-17	1,131,000	1,130,891
Express Scripts Holding Company	4.500	02-25-26	1,020,000	1,091,858
Medco Health Solutions, Inc.	7.125	03-15-18	745,000	813,757
UnitedHealth Group, Inc.	1.450	07-17-17	640,000	642,746
Pharmaceuticals 0.7%
Actavis Funding SCS	3.800	03-15-25	535,000	542,366
Mylan NV (S)	2.500	06-07-19	445,000	444,502
Mylan NV (S)	3.950	06-15-26	1,490,000	1,478,542
Pfizer, Inc.	1.450	06-03-19	850,000	849,031

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       19

	Rate (%)	Maturity date	Par value^	Value
Industrials 4.5%				$21,656,701
Aerospace and defense 0.8%
Lockheed Martin Corp.	2.900	03-01-25	1,082,000	1,095,471
Lockheed Martin Corp.	4.700	05-15-46	765,000	855,727
Textron, Inc.	3.875	03-01-25	315,000	321,415
Textron, Inc.	4.000	03-15-26	705,000	722,210
Textron, Inc.	5.600	12-01-17	340,000	356,097
Textron, Inc.	7.250	10-01-19	225,000	257,080
Airlines 2.0%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	853,691	889,972
American Airlines 2013-1 Class A Pass Through Trust	4.000	01-15-27	175,090	184,720
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	672,126	722,535
American Airlines 2015-1 Class A Pass Through Trust	3.375	11-01-28	978,370	988,154
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	835,601	819,307
American Airlines 2016-1 Class AA Pass Through Trust	3.575	07-15-29	625,000	648,625
British Airways 2013-1 Class A Pass Through Trust (S)	4.625	06-20-24	818,324	863,332
British Airways 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21	242,017	251,698
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	07-02-19	61,019	62,276
Continental Airlines 1998-1 Class A Pass Through Trust	6.648	03-15-19	18,601	19,077
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20	201,798	213,664
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	397,766	443,032
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	474,375	540,195
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	84,333	90,346
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	150,610	160,399
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	263,269	293,045
UAL 2009-2A Pass Through Trust	9.750	07-15-18	227,847	236,961
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	582,542	600,018
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	727,474	731,111
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	352,147	390,883

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       20

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	311,783	$354,030
Building products 0.1%
Owens Corning	4.200	12-15-22	555,000	572,103
Industrial conglomerates 0.5%
General Electric Company (P)	1.106	08-15-36	660,000	552,306
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21	1,556,000	1,627,576
Odebrecht Finance, Ltd. (S)	7.125	06-26-42	200,000	69,500
Odebrecht Finance, Ltd. (Q)(S)	7.500	07-14-16	120,000	42,000
Machinery 0.1%
Trinity Industries, Inc.	4.550	10-01-24	785,000	726,561
Professional services 0.2%
Verisk Analytics, Inc.	4.000	06-15-25	1,120,000	1,138,869
Road and rail 0.4%
Penske Truck Leasing Company LP (S)	2.875	07-17-18	345,000	348,799
Penske Truck Leasing Company LP (S)	3.375	02-01-22	980,000	975,224
Ryder System, Inc.	3.500	06-01-17	500,000	508,873
Trading companies and distributors 0.4%
Air Lease Corp.	3.375	01-15-19	520,000	529,750
Air Lease Corp.	3.875	04-01-21	355,000	366,346
Air Lease Corp. (L)	4.750	03-01-20	195,000	208,163
Air Lease Corp.	5.625	04-01-17	320,000	329,251
International Lease Finance Corp. (S)	7.125	09-01-18	500,000	550,000
Information technology 1.7%				8,291,257
Internet software and services 0.2%
eBay, Inc.	2.500	03-09-18	400,000	406,011
eBay, Inc.	3.800	03-09-22	505,000	524,273
IT services 0.4%
Visa, Inc.	3.150	12-14-25	810,000	840,254
Visa, Inc.	4.300	12-14-45	865,000	954,126
Semiconductors and semiconductor equipment 0.1%
Lam Research Corp. (C)	3.900	06-15-26	290,000	294,016
Micron Technology, Inc. (S)	7.500	09-15-23	245,000	257,250
Software 0.5%
Electronic Arts, Inc.	4.800	03-01-26	1,200,000	1,264,006
Microsoft Corp.	4.450	11-03-45	940,000	1,046,996
Technology hardware, storage and peripherals 0.5%
Diamond 1 Finance Corp. (S)	3.480	06-01-19	1,210,000	1,226,080
Diamond 1 Finance Corp. (S)	6.020	06-15-26	1,465,000	1,478,245

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       21

	Rate (%)	Maturity date	Par value^	Value
Materials 0.4%				$1,700,005
Chemicals 0.2%
Braskem Finance, Ltd. (S)	7.000	05-07-20	555,000	575,813
Incitec Pivot Finance LLC (S)	6.000	12-10-19	455,000	491,042
Metals and mining 0.2%
Glencore Finance Canada, Ltd. (S)	3.600	01-15-17	630,000	633,150
Telecommunication services 1.4%				6,591,700
Diversified telecommunication services 1.1%
AT&T, Inc.	4.450	04-01-24	935,000	1,000,527
AT&T, Inc.	4.750	05-15-46	390,000	386,708
Qwest Corp.	6.750	12-01-21	595,000	638,138
Telecom Italia Capital SA	7.200	07-18-36	220,000	224,840
Verizon Communications, Inc.	4.400	11-01-34	425,000	430,532
Verizon Communications, Inc.	4.862	08-21-46	1,420,000	1,512,692
Verizon Communications, Inc.	5.012	08-21-54	364,000	376,211
Verizon Communications, Inc.	6.550	09-15-43	469,000	613,399
Wireless telecommunication services 0.3%
CC Holdings GS V LLC	3.849	04-15-23	600,000	624,021
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	225,000	204,136
SBA Tower Trust (S)	3.598	04-15-43	575,000	580,496
Utilities 1.1%				5,158,626
Electric utilities 0.9%
Beaver Valley II Funding Corp.	9.000	06-01-17	40,000	40,200
Commonwealth Edison Company	2.150	01-15-19	245,000	247,881
Electricite de France SA (S)	3.625	10-13-25	435,000	443,502
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	660,000	630,300
Empresa Electrica Angamos SA (S)	4.875	05-25-29	350,000	331,785
FPL Energy National Wind LLC (S)	5.608	03-10-24	39,843	37,851
Israel Electric Corp., Ltd. (S)	7.250	01-15-19	395,000	437,660
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	385,000	388,783
NextEra Energy Capital Holdings, Inc.	2.400	09-15-19	290,000	293,511
Oncor Electric Delivery Company LLC	2.950	04-01-25	670,000	677,428
Oncor Electric Delivery Company LLC	5.000	09-30-17	300,000	313,844
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	260,000	287,300
W3A Funding Corp.	8.090	01-02-17	365,363	365,365
Independent power and renewable electricity producers 0.1%
Constellation Energy Group, Inc.	5.150	12-01-20	265,000	293,640
Multi-utilities 0.1%
CenterPoint Energy Resources Corp.	6.125	11-01-17	351,000	369,576

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       22

	Rate (%)	Maturity date	Par value^	Value
Capital preferred securities 0.5%				$2,492,172
(Cost $2,466,946)
Financials 0.5%				2,492,172
Capital markets 0.1%
State Street Capital Trust IV (P)	1.634	06-01-77	680,000	550,868
Insurance 0.4%
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-67	95,000	112,623
MetLife Capital Trust X (9.250% to 4-8-33, then 3 month LIBOR + 5.540%) (S)	9.250	04-08-68	450,000	616,500
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	845,000	846,268
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-67	365,000	365,913
Municipal bonds 0.1%				$555,712
(Cost $555,546)
State of Hawaii Department of Business Economic Development & Tourism	1.467	07-01-22	555,584	555,712
Collateralized mortgage obligations 9.3%				$44,470,788
(Cost $43,822,806)
Commercial and residential 8.0%				38,082,319
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	1.026	08-25-35	208,068	198,680
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	710,000	792,351
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.010	12-13-29	606,000	595,377
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	3.035	09-15-26	305,000	302,901
Series 2014-ICTS, Class D (P) (S)	2.335	06-15-28	270,000	260,246
BBCMS Trust Series 2015, Class C (P) (S)	2.435	02-15-28	250,000	244,876
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	1.146	01-25-35	542,723	523,781
Series 2004-12, Class A3 (P)	1.146	01-25-35	546,151	534,164
Series 2005-5, Class 1A4 (P)	1.006	07-25-35	349,960	329,920
Series 2005-7, Class 11A1 (P)	0.986	08-25-35	481,525	454,311
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.250	10-25-34	211,696	211,149
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	2.934	08-15-29	875,000	842,461

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BWAY Mortgage Trust
Series 2014-1710, Class XA IO (S)	0.896	01-13-35	11,465,000	$556,855
Series 2015-1740, Class D (P) (S)	3.787	01-13-35	500,000	473,282
BXHTL Mortgage Trust
Series 2015-JRWZ, Class DR1 (P) (S)	3.664	05-15-29	705,000	682,976
Series 2015-JWRZ, Class GL1 (P) (S)	3.285	05-15-29	705,000	677,247
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.435	12-15-27	700,000	680,318
CGGS Commercial Mortgage Trust Series 2016-RNDA, Class DFX (S)	4.387	02-10-33	1,025,000	1,042,203
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank)
Series 2013-CR8, Class XA IO	0.693	06-10-46	5,171,929	143,456
Series 2015-CR27, Class B (P)	4.361	10-10-58	310,000	331,277
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-CR3, Class XA IO	2.098	10-15-45	6,723,335	569,703
Series 2012-LC4, Class B (P)	4.934	12-10-44	395,000	434,863
Series 2013-300P, Class D (P) (S)	4.394	08-10-30	625,000	638,831
Series 2013-CR11, Class B (P)	5.162	10-10-46	955,000	1,072,556
Series 2013-CR13, Class C (P)	4.751	12-10-23	395,000	413,737
Series 2013-CR6, Class XA IO	1.488	03-10-46	6,210,570	283,695
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	555,000	614,413
Series 2014-FL4, Class D (P) (S)	2.885	07-13-31	760,000	737,957
Series 2014-TWC, Class D (P) (S)	2.686	02-13-32	660,000	639,928
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	2.585	08-13-27	1,020,000	990,680
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.741	08-15-45	3,640,312	295,436
Series 2014-CR15, Class XA IO	1.311	02-10-47	7,725,873	410,072
Series 2014-CR16, Class C (P)	4.905	04-10-47	570,000	592,362
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.716	06-25-34	363,919	343,839
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-19	760,000	742,925
Great Wolf Trust Series 2015-WOLF, Class D (P) (S)	3.935	05-15-34	850,000	824,148
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.490	05-10-45	12,662,604	1,030,756
Series 2015-590M, Class C (P) (S)	3.805	10-10-35	665,000	651,121
Series 2016-ICE2, Class D (P) (S)	6.185	03-15-33	875,000	876,771
Series 2016-RENT, Class D (P) (S)	4.067	02-10-29	685,000	660,572
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.495	08-19-45	1,089,474	63,555
Series 2005-2, Class X IO	2.069	05-19-35	4,370,565	295,739

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       24

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.585	07-15-29	590,000	$570,436
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	740,000	742,966
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	4.086	08-05-34	420,000	415,233
Impac Secured Assets CMN Owner Trust Series 2004-4, Class M2 (P)	1.256	02-25-35	405,000	371,714
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.033	10-25-36	3,284,911	277,631
Series 2005-AR18, Class 2X IO	1.761	10-25-36	4,076,127	212,922
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.675	04-15-47	1,020,000	1,012,871
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	2,845,000	217,369
Series 2014-FL5, Class C (P) (S)	2.534	07-15-31	375,000	370,029
Series 2014-PHH, Class C (P) (S)	2.535	08-15-27	1,000,000	985,686
Series 2015-MAR7, Class C (S)	4.490	06-05-32	765,000	731,703
Series 2015-SG, Class B (P) (S)	3.185	07-15-36	530,000	526,987
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class C (P)	4.177	02-15-46	372,000	362,863
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (P) (S)	4.295	09-09-32	1,390,000	1,354,301
Series 2015, Class XLF1 C (P) (S)	2.635	08-14-31	750,000	744,241
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.776	05-25-35	262,675	244,606
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates
Series 2005-2, Class M2 (P)	0.896	04-25-35	505,000	462,568
Series 2005-3, Class APT (P)	0.736	07-25-35	467,237	451,121
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.925	03-25-44	389,807	377,996
TMSQ Mortgage Trust Series 2011-1500, Class D (P) (S)	3.963	10-10-36	355,000	330,320
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	320,000	340,537
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.653	05-10-63	5,487,002	315,313
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	4.079	12-13-29	807,000	816,729
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	1,145,000	1,114,838
Series 2014-LC18, Class A2	2.954	12-15-47	125,000	129,412
Series 2015-LC22, Class B (P)	4.539	09-15-58	425,000	463,226

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.139	11-15-45	5,963,309	$501,478
Series 2013-C15, Class B (P)	4.480	08-15-46	220,000	238,301
Series 2013-C16, Class B (P)	4.983	09-15-46	245,000	274,069
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	3.006	11-15-29	64,274	63,363
U.S. Government Agency 1.3%				6,388,469
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.296	10-25-27	430,000	429,063
Series 2016-HQA1, Class M2 (P)	3.196	09-25-28	1,020,000	1,033,867
Series 2016-HQA2, Class M2 (P)	2.696	11-25-28	310,000	310,912
Series 288, Class IO	3.000	10-15-27	1,914,490	194,832
Series 290, Class IO	3.500	11-15-32	2,298,074	358,015
Series 3833, Class LI IO	1.839	10-15-40	1,422,951	87,970
Series 4136, Class IH IO	3.500	09-15-27	1,419,630	154,271
Series K017, Class X1 IO	1.411	12-25-21	2,308,473	140,099
Series K018, Class X1 IO	1.403	01-25-22	2,725,651	170,271
Series K021, Class X1 IO	1.488	06-25-22	693,491	49,926
Series K022, Class X1 IO	1.276	07-25-22	12,378,870	780,781
Series K038, Class X1 IO	1.192	03-25-24	9,280,890	670,949
Series K048, Class X1 IO	0.256	06-25-25	6,689,049	134,572
Series K707, Class X1 IO	1.535	12-25-18	1,877,260	61,660
Series K709, Class X1 IO	1.523	03-25-19	2,518,879	91,054
Series K710, Class X1 IO	1.764	05-25-19	3,773,962	163,576
Series K711, Class X1 IO	1.697	07-25-19	6,885,036	304,850
Series K718, Class X1 IO	0.649	01-25-22	25,030,232	765,908
Federal National Mortgage Association
Series 2012-137, Class QI IO	3.000	12-25-27	1,782,611	192,023
Series 2012-137, Class WI IO	3.500	12-25-32	1,369,795	201,850
Government National Mortgage Association Series 2012-114, Class IO	0.900	01-16-53	1,359,914	92,020
Asset backed securities 15.4%				$73,085,712
(Cost $72,899,278)
Asset backed securities 15.4%				73,085,712
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	1.121	05-25-35	224,205	216,278
Aegis Asset Backed Securities Trust Series 2005-1, Class M3 (P)	0.989	03-25-35	815,000	771,721
Ally Auto Receivables Trust
Series 2014-2, Class A4	1.840	01-15-20	1,006,000	1,014,969
Series 2015-1, Class A4	1.750	05-15-20	710,000	715,061

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       26

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Ally Master Owner Trust
Series 2012-4, Class A	1.720	07-15-19	580,000	$581,745
Series 2015-3, Class A	1.630	05-15-20	1,000,000	996,975
American Express Credit Account Master Trust
Series 2014-3, Class A	1.490	04-15-20	1,044,000	1,049,237
Series 2014-4, Class A	1.430	06-15-20	1,080,000	1,084,575
Ameriquest Mortgage Securities, Inc.
Series 2005-R10, Class M1 (P)	0.856	01-25-36	795,000	751,373
Series 2005-R3, Class M2 (P)	0.916	05-25-35	450,000	428,271
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,745,000	1,756,542
Arby's Funding LLC Series 2015-1A, Class A2 (S)	4.969	10-30-45	895,500	928,210
Argent Securities, Inc. Series 2004-W6, Class M1 (P)	1.271	05-25-34	117,980	111,979
BA Credit Card Trust Series 2015-A2, Class A	1.360	09-15-20	1,545,000	1,549,266
Bank of the West Auto Trust
Series 2014-1, Class A4 (S)	1.650	03-16-20	750,000	751,070
Series 2015-1, Class A4 (S)	1.660	09-15-20	725,000	721,513
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.686	07-25-36	375,886	354,088
Cabela's Credit Card Master Note Trust
Series 2013-2A, Class A1 (S)	2.170	08-16-21	275,000	278,490
Series 2015-1A, Class A1	2.260	03-15-23	95,000	95,479
California Republic Auto Receivables Trust
Series 2014-4, Class A4	1.840	06-15-20	740,000	739,399
Series 2015-2, Class A4	1.750	01-15-21	865,000	858,832
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7	5.750	07-15-20	305,000	322,711
Series 2014-A5, Class A	1.480	07-15-20	1,595,000	1,602,785
Series 2015-A5, Class A5	1.600	05-17-21	1,005,000	1,012,138
CarMax Auto Owner Trust
Series 2014-3, Class A3	1.160	06-17-19	935,305	935,927
Series 2015-2, Class A4	1.800	03-15-21	410,000	411,608
Series 2016-1, Class A4	1.880	06-15-21	455,000	456,973
Series 2016-2, Class A4	1.680	09-15-21	590,000	586,368
Chase Issuance Trust
Series 2014-A6, Class A	1.260	07-15-19	746,000	747,659
Series 2014-A7, Class A	1.380	11-15-19	1,125,000	1,128,467
Series 2015, Class A2A	1.590	02-18-20	1,116,000	1,123,413
Series 2015-A5, Class A	1.360	04-15-20	1,625,000	1,627,952
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A4 (S)	1.760	12-16-19	665,000	666,240
Series 2015-AA, Class A4 (S)	1.550	02-18-20	1,260,000	1,253,117

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	585,000	$618,983
Series 2014-A8, Class A8	1.730	04-09-20	1,150,000	1,160,284
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,079,150	1,076,740
CNH Equipment Trust
Series 2015-C, Class A3	1.660	11-16-20	1,163,000	1,168,053
Series 2016-B, Class A3	1.630	08-15-21	475,000	475,196
Countrywide Asset-Backed Certificates Trust Series 2004-10, Class AF5B	5.613	02-25-35	336,250	339,268
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.866	07-25-35	230,000	224,477
CSMC Trust
Series 2006-CF2, Class M1 (P) (S)	0.916	05-25-36	384,828	378,679
Series 2006-CF2, Class M2 (P) (S)	0.966	05-25-36	1,340,000	1,269,165
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	1,130,688	1,150,814
Discover Card Execution Note Trust Series 2016-A1, Class A1	1.640	07-15-21	2,405,000	2,419,786
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	646,750	641,427
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	1.136	11-25-35	475,628	465,064
Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	540,000	538,222
Series 2015-A, Class A4	1.640	06-15-20	490,000	491,855
Series 2015-B, Class A4	1.580	08-15-20	435,000	435,825
Series 2016-B, Class A4	1.520	08-15-21	325,000	323,657
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	960,000	961,744
Series 2014-4, Class A1	1.400	08-15-19	1,200,000	1,200,377
Series 2015-1, Class A1	1.420	01-15-20	1,025,000	1,024,211
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4	1.730	06-20-19	230,000	230,592
Series 2015-2, Class A4	1.850	07-22-19	784,000	786,586
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 (S)	1.650	05-15-20	490,000	488,870
GSAA Trust Series 2005-10, Class M3 (P)	0.996	06-25-35	584,451	566,606
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4	1.310	10-15-20	1,215,000	1,216,846
Series 2015-1, Class A4	1.320	11-16-20	565,000	565,350
Series 2015-2, Class A4	1.470	08-23-21	635,000	636,345
Series 2015-3, Class A4	1.560	10-18-21	785,000	788,481

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       28

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2016-2, Class A4	1.620	08-15-22	855,000	$854,987
Huntington Auto Trust Series 2015-1, Class A4	1.640	06-15-21	395,000	394,888
Hyundai Auto Receivables Trust Series 2015-A, Class A4	1.370	07-15-20	530,000	529,494
John Deere Owner Trust
Series 2014-B, Class A4	1.500	06-15-21	765,000	765,705
Series 2015, Class AA4	1.650	12-15-21	347,000	347,794
Mercedes-Benz Auto Receivables Trust Series 2015-1, Class A3	1.340	12-16-19	1,840,000	1,844,262
Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, Class M1 (P)	1.196	09-25-35	152,899	145,011
MVW Owner Trust
Series 2014-1A, Class A (S)	2.250	09-22-31	117,694	115,196
Series 2015-1A, Class A (S)	2.520	12-20-32	410,461	408,073
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	1.121	03-25-35	855,000	793,815
Series 2005-2, Class M2 (P)	0.896	06-25-35	1,360,000	1,291,087
Nissan Auto Receivables Owner Trust
Series 2015-A, Class A4	1.500	09-15-21	1,280,000	1,279,971
Series 2016-B, Class A4	1.540	10-17-22	440,000	437,457
Nissan Master Owner Trust Receivables Trust Series 2015-A, Class A2	1.440	01-15-20	1,080,000	1,081,050
Porsche Innovative Lease Owner Trust Series 2014-1, Class A4 (S)	1.260	09-21-20	564,000	563,855
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4	4.934	08-25-35	420,000	421,474
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	230,301	229,432
Sonic Capital LLC Series 2016-1A, Class A2 (S)	4.472	05-20-46	370,000	370,000
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.886	11-25-35	365,000	346,770
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	0.746	12-25-36	910,000	896,896
SunTrust Auto Receivables Trust Series 2015-1, Class A4 (S)	1.780	01-15-21	740,000	741,377
Synchrony Credit Card Master Note Trust Series 2016-1, Class A	2.040	03-15-22	655,000	662,981
Taco Bell Funding, LLC Series 2016-1A, Class A2I (S)	3.832	05-25-46	900,000	901,665
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	213,125	204,270

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A4	1.440	04-15-20	522,000	$523,268
Series 2015-B, Class A4	1.740	09-15-20	610,000	614,000
Series 2016-B, Class A4	1.520	08-16-21	525,000	524,186
USAA Auto Owner Trust Series 2015-1, Class A4	1.540	11-16-20	500,000	502,370
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	445,000	439,985
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	1,437,775	1,429,148
Westgate Resorts LLC
Series 2013-1A, Class B (S)	3.750	08-20-25	59,810	59,791
Series 2014-1A, Class A (S)	2.150	12-20-26	726,703	714,444
Series 2014-1A, Class B (S)	3.250	12-20-26	321,703	316,777
Series 2015-1A, Class A (S)	2.750	05-20-27	312,035	309,199
Series 2015-2A, Class B (S)	4.000	07-20-28	526,982	522,968
Series 2016-1A, Class A (S)	3.500	12-20-28	416,217	412,500
World Omni Auto Receivables Trust Series 2016-A, Class A3	1.770	09-15-21	1,310,000	1,320,075
World Omni Automobile Lease Securitization Trust Series 2014-A, Class A4	1.370	01-15-20	495,000	495,557
			Shares	Value
Preferred securities 0.1%				$604,499
(Cost $625,888)
Financials 0.0%				205,305
Banks 0.0%
Wells Fargo & Company, Series L, 7.500%			167	205,305
Utilities 0.1%				399,194
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%			7,960	399,194
		Yield (%)	Shares	Value
Securities lending collateral 0.2%				$920,027
(Cost $919,806)
John Hancock Collateral Trust (W)		0.5434(Y)	91,935	920,027
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.6%				$12,192,000
(Cost $12,192,000)
U.S. Government Agency 0.7%				3,006,000
Federal Home Loan Bank Discount Note	0.150	06-01-16	3,006,000	3,006,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       30

	Par value^	Value
Repurchase agreement 1.9%		$9,186,000
Barclays Tri-Party Repurchase Agreement dated 5-31-16 at 0.290% to be repurchased at $8,171,066 on 6-1-16, collateralized by $8,008,400 U.S. Treasury Inflation Indexed Notes, 0.625% due 1-15-26 (valued at $8,334,511, including interest)	8,171,000	8,171,000
Repurchase Agreement with State Street Corp. dated 5-31-16 at 0.030% to be repurchased at $1,015,001 on 6-1-16, collateralized by $1,035,000 U.S. Treasury Notes, 1.375% due 10-31-20 (valued at $1,036,294, including interest)	1,015,000	1,015,000
Total investments (Cost $470,395,775)† 100.0%		$476,816,788
Other assets and liabilities, net 0.0%		($72,836)
Total net assets 100.0%		$476,743,952

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(L)	A portion of this security is on loan as of 5-31-16.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $84,271,594 or 17.7% of the fund's net assets as of 5-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 5-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-16 the aggregate cost of investment securities for federal income tax purposes was $472,399,769. Net unrealized appreciation aggregated to $4,417,019, of which $8,260,032 related to appreciated investment securities and $3,843,013 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       31

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-16

Assets
Unaffiliated investments, at value (Cost $469,475,969) including $899,645 of securities loaned	$475,896,761
Affiliated investments, at value (Cost $919,806)	920,027
Total investments, at value (Cost $470,395,775)	476,816,788
Cash	403,500
Receivable for investments sold	706,781
Receivable for delayed delivery securities sold	2,517,799
Receivable for fund shares sold	3,207,080
Dividends and interest receivable	2,955,985
Receivable for securities lending income	704
Other receivables and prepaid expenses	70,834
Total assets	486,679,471
Liabilities
Payable for investments purchased	7,450,616
Payable for delayed delivery securities purchased	289,258
Payable for fund shares repurchased	989,789
Payable upon return of securities loaned	919,834
Distributions payable	66,358
Payable to affiliates
Accounting and legal services fees	15,263
Transfer agent fees	47,919
Distribution and service fees	36,682
Other liabilities and accrued expenses	119,800
Total liabilities	9,935,519
Net assets	$476,743,952
Net assets consist of
Paid-in capital	$472,531,306
Undistributed net investment income	185,679
Accumulated net realized gain (loss) on investments	(2,394,046)
Net unrealized appreciation (depreciation) on investments	6,421,013
Net assets	$476,743,952

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       32

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($379,869,532 ÷ 36,065,646 shares)[1]	$10.53
Class B ($6,557,354 ÷ 622,489 shares)[1]	$10.53
Class C ($36,883,603 ÷ 3,501,260 shares)[1]	$10.53
Class I ($51,208,992 ÷ 4,860,953 shares)	$10.53
Class R2 ($172,766 ÷ 16,405 shares)	$10.53
Class R4 ($330,801 ÷ 31,400 shares)	$10.54
Class R6 ($1,720,904 ÷ 163,347 shares)	$10.54
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.97

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       33

STATEMENT OF OPERATIONS   For the year ended 5-31-16

Investment income
Interest	$12,001,375
Dividends	57,868
Securities lending	6,834
Total investment income	12,066,077
Expenses
Investment management fees	1,578,464
Distribution and service fees	1,184,458
Accounting and legal services fees	78,176
Transfer agent fees	492,750
Trustees' fees	5,584
State registration fees	113,871
Printing and postage	68,767
Professional fees	80,164
Custodian fees	55,919
Registration and filing fees	80,626
Other	15,065
Total expenses	3,753,844
Less expense reductions	(29,479)
Net expenses	3,724,365
Net investment income	8,341,712
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	885,250
Affiliated investments	523
885,773
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	709,949
Affiliated investments	215
710,164
Net realized and unrealized gain	1,595,937
Increase in net assets from operations	$9,937,649

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       34

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-16	Year ended 5-31-15
Increase (decrease) in net assets
From operations
Net investment income	$8,341,712	$5,901,843
Net realized gain	885,773	3,400,242
Change in net unrealized appreciation (depreciation)	710,164	(1,943,201)
Increase in net assets resulting from operations	9,937,649	7,358,884
Distributions to shareholders
From net investment income
Class A	(8,321,943)	(6,565,654)
Class B	(121,729)	(159,427)
Class C	(585,928)	(543,303)
Class I	(993,689)	(527,294)
Class R2[1]	(3,803)	(492)
Class R4[1]	(3,255)	(508)
Class R6[1]	(20,723)	(536)
From net realized gain
Class A	(539,702)	—
Class B	(10,674)	—
Class C	(52,289)	—
Class I	(50,980)	—
Class R2	(258)	—
Class R4	(163)	—
Class R6	(168)	—
Total distributions	(10,705,304)	(7,797,214)
From fund share transactions	145,430,072	101,223,845
Total increase	144,662,417	100,785,515
Net assets
Beginning of year	332,081,535	231,296,020
End of year	$476,743,952	$332,081,535
Undistributed net investment income	$185,679	$39,129

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       35

Financial highlights

Class A Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$10.60	$10.60	$10.73	$10.62	$10.48
Net investment income[1]	0.23	0.23	0.27	0.28	0.34
Net realized and unrealized gain (loss) on investments	(0.01)	0.08	0.03 [2]	0.22	0.22
Total from investment operations	0.22	0.31	0.30	0.50	0.56
Less distributions
From net investment income	(0.27)	(0.31)	(0.35)	(0.37)	(0.41)
From net realized gain	(0.02)	—	(0.08)	(0.02)	(0.01)
Total distributions	(0.29)	(0.31)	(0.43)	(0.39)	(0.42)
Net asset value, end of period	$10.53	$10.60	$10.60	$10.73	$10.62
Total return (%)[3,4]	2.13	2.95	2.89	4.80	5.45
Ratios and supplemental data
Net assets, end of period (in millions)	$380	$270	$191	$183	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.88	0.93	0.96	1.00
Expenses including reductions	0.89	0.88	0.92	0.96	0.98
Net investment income	2.16	2.21	2.60	2.62	3.29
Portfolio turnover (%)	63	69	73	70	85

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       36

Class B Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$10.60	$10.61	$10.73	$10.62	$10.48
Net investment income[1]	0.15	0.16	0.19	0.20	0.26
Net realized and unrealized gain (loss) on investments	(0.01)	0.06	0.04 [2]	0.22	0.22
Total from investment operations	0.14	0.22	0.23	0.42	0.48
Less distributions
From net investment income	(0.19)	(0.23)	(0.27)	(0.29)	(0.33)
From net realized gain	(0.02)	—	(0.08)	(0.02)	(0.01)
Total distributions	(0.21)	(0.23)	(0.35)	(0.31)	(0.34)
Net asset value, end of period	$10.53	$10.60	$10.61	$10.73	$10.62
Total return (%)[3,4]	1.37	2.08	2.22	4.02	4.66
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$7	$8	$12	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	1.64	1.68	1.71	1.75
Expenses including reductions	1.65	1.63	1.67	1.71	1.73
Net investment income	1.43	1.48	1.85	1.88	2.53
Portfolio turnover (%)	63	69	73	70	85

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       37

Class C Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$10.60	$10.61	$10.73	$10.62	$10.48
Net investment income[1]	0.15	0.16	0.19	0.20	0.27
Net realized and unrealized gain (loss) on investments	(0.01)	0.06	0.04 [2]	0.22	0.21
Total from investment operations	0.14	0.22	0.23	0.42	0.48
Less distributions
From net investment income	(0.19)	(0.23)	(0.27)	(0.29)	(0.33)
From net realized gain	(0.02)	—	(0.08)	(0.02)	(0.01)
Total distributions	(0.21)	(0.23)	(0.35)	(0.31)	(0.34)
Net asset value, end of period	$10.53	$10.60	$10.61	$10.73	$10.62
Total return (%)[3,4]	1.37	2.08	2.22	4.02	4.67
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$29	$23	$34	$34
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	1.63	1.68	1.71	1.75
Expenses including reductions	1.64	1.63	1.67	1.71	1.73
Net investment income	1.41	1.46	1.85	1.88	2.54
Portfolio turnover (%)	63	69	73	70	85

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       38

Class I Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$10.60	$10.61	$10.73	$10.62	$10.48
Net investment income[1]	0.25	0.26	0.30	0.32	0.38
Net realized and unrealized gain on investments	—	0.07	0.03 [2]	0.22	0.21
Total from investment operations	0.25	0.33	0.33	0.54	0.59
Less distributions
From net investment income	(0.30)	(0.34)	(0.37)	(0.41)	(0.44)
From net realized gain	(0.02)	—	(0.08)	(0.02)	(0.01)
Total distributions	(0.32)	(0.34)	(0.45)	(0.43)	(0.45)
Net asset value, end of period	$10.53	$10.60	$10.61	$10.73	$10.62
Total return (%)[3]	2.40	3.12	3.27	5.14	5.81
Ratios and supplemental data
Net assets, end of period (in millions)	$51	$26	$10	$14	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	0.62	0.65	0.63	0.65
Expenses including reductions	0.63	0.61	0.65	0.63	0.64
Net investment income	2.42	2.45	2.87	2.93	3.62
Portfolio turnover (%)	63	69	73	70	85

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       39

Class R2 Shares Period ended	5-31-16	5-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.60	$10.67
Net investment income[2]	0.23	0.01
Net realized and unrealized loss on investments	—	(0.03)
Total from investment operations	0.23	(0.02)
Less distributions
From net investment income	(0.28)	(0.05)
From net realized gain	(0.02)	—
Total distributions	(0.30)	(0.05)
Net asset value, end of period	$10.53	$10.60
Total return (%)[3]	2.22	(0.16	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.75	[6]
Expenses including reductions	0.84	0.75	[6]
Net investment income	2.22	0.79	[6]
Portfolio turnover (%)	63	69	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       40

Class R4 Shares Period ended	5-31-16	5-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.60	$10.67
Net investment income[2]	0.25	0.02
Net realized and unrealized gain (loss) on investments	0.01	(0.04)
Total from investment operations	0.26	(0.02)
Less distributions
From net investment income	(0.30)	(0.05)
From net realized gain	(0.02)	—
Total distributions	(0.32)	(0.05)
Net asset value, end of period	$10.54	$10.60
Total return (%)[3]	2.37	(0.15	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.75	[6]
Expenses including reductions	0.70	0.65	[6]
Net investment income	2.40	0.88	[6]
Portfolio turnover (%)	63	69	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       41

Class R6 Shares Period ended	5-31-16	5-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.60	$10.67
Net investment income[2]	0.27	0.02
Net realized and unrealized loss on investments	—	(0.03)
Total from investment operations	0.27	(0.01)
Less distributions
From net investment income	(0.31)	(0.06)
From net realized gain	(0.02)	—
Total distributions	(0.33)	(0.06)
Net asset value, end of period	$10.54	$10.60
Total return (%)[3]	2.64	(0.12	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.56	0.50	[6]
Expenses including reductions	0.53	0.48	[6]
Net investment income	2.60	1.05	[6]
Portfolio turnover (%)	63	69	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       42

Notes to financial statements

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       43

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2016, all investments are categorized as level 2 under the hierarchy described above, except for preferred securities and securities lending collateral, which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       44

agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2016, the fund loaned securities valued at $899,645 and received $919,834 of cash collateral.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2016 were $1,918. For the year ended May 31, 2016, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2016, the fund has a long-term capital loss carryforward of $390,053 available to offset future net realized capital gains. This carryforward does not expire.

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       45

The tax character of distributions for the years ended May 31, 2016 and 2015 was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$10,354,256	$7,797,214
Long-Term Capital Gain	351,048	—
Total	$10,705,304	$7,797,214

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2016, the components of distributable earnings on a tax basis consisted of $252,037 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund's average daily net assets and (b) 0.385% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, to the extent they exceed 0.00% of average annual net assets (on an annual basis) attributable to Class R6 shares (the class expense waiver). The fee waiver and/or reimbursement expires on September 30, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended May 31, 2016, these expense reductions amounted to the following:

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       46

Class	Expense reduction	Class	Expense reduction
Class A	$23,755	Class R2	$11
Class B	487	Class R4	9
Class C	2,352	Class R6	174
Class I	2,575	Total	$29,363

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2016, were equivalent to a net annual effective rate of 0.39% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $116 for Class R4 shares for the year ended May 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,061,547 for the year ended May 31, 2016. Of this amount, $450,035 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,606,363 was paid as sales commissions to broker-dealers and $5,149 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2016, CDSCs received by the Distributor amounted to $1,910, $10,527 and $9,830 for Class A, Class B and Class C shares, respectively.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       47

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$801,311	$404,524
Class B	65,430	8,270
Class C	316,991	40,017
Class I	—	39,774
Class R2	438	24
Class R4	288	19
Class R6	—	122
Total	$1,184,458	$492,750

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2016 and 2015 were as follows:

		Year ended 5-31-16		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class A Shares
Sold	14,612,455	$152,715,873	10,359,668	$110,086,267
Distributions reinvested	822,576	8,593,702	591,102	6,285,340
Repurchased	(4,870,742)	(50,907,655)	(3,455,894)	(36,722,026)
Net increase	10,564,289	$110,401,920	7,494,876	$79,649,581
Class B Shares
Sold	122,949	$1,282,578	26,293	$279,165
Distributions reinvested	10,529	109,991	12,518	133,044
Repurchased	(140,985)	(1,472,275)	(165,932)	(1,764,111)
Net decrease	(7,507)	($79,706)	(127,121)	($1,351,902)
Class C Shares
Sold	1,519,932	$15,884,577	1,020,403	$10,849,353
Distributions reinvested	54,416	568,523	44,084	468,768
Repurchased	(788,153)	(8,247,862)	(485,367)	(5,153,010)
Net increase	786,195	$8,205,238	579,120	$6,165,111

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       48

		Year ended 5-31-16		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class I Shares
Sold	4,392,650	$45,831,345	1,894,302	$20,095,225
Distributions reinvested	63,850	667,654	32,946	350,454
Repurchased	(2,058,754)	(21,498,655)	(375,091)	(3,986,132)
Net increase	2,397,746	$25,000,344	1,552,157	$16,459,547
Class R2 Shares[1]
Sold	7,180	$74,764	9,515	$101,508
Distributions reinvested	121	1,263	—	—
Repurchased	(411)	(4,325)	—	—
Net increase	6,890	$71,702	9,515	$101,508
Class R4 Shares[1]
Sold	22,201	$234,176	9,372	$100,000
Distributions reinvested	45	471	—	—
Repurchased	(218)	(2,294)	—	—
Net increase	22,028	$232,353	9,372	$100,000
Class R6 Shares[1]
Sold	173,123	$1,797,733	9,372	$100,000
Distributions reinvested	1,757	18,421	—	—
Repurchased	(20,905)	(217,933)	—	—
Net increase	153,975	$1,598,221	9,372	$100,000
Total net increase	13,923,616	$145,430,072	9,527,291	$101,223,845

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 57% and 30% of shares of beneficial interest of Class R2 and Class R4, respectively, on May 31, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $202,149,514 and $81,312,312 respectively, for the year ended May 31, 2016. Purchases and sales of U.S. Treasury obligations aggregated $186,598,411 and $162,534,287, respectively, for the year ended May 31, 2016.

Note 7 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended May 31, 2016, the fund engaged in purchases amounting to $13,431,912.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       49

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bond Trust and John Hancock Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investment Grade Bond Fund (the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2016

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       50

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $351,048 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       51

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       52

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       53

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       54

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       55

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       56

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF298051	55A 5/16 7/16

John Hancock

Government Income Fund

Annual report 5/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a challenging stretch for all investors, and the fixed-income markets offered no exception. Three themes dominated headlines for the majority of the period and continue to be sources of concern for investors: global growth, commodity prices, and the direction of interest rates. On the economic front, worries about a slowdown in China pushed the United States to center stage as investors increasingly looked to domestic demand to fuel global growth. Energy prices were highly volatile, plummeting in January to multi-year lows before rebounding to finish at more sustainable levels. As for interest rates, the U.S. Federal Reserve (Fed) finally began in December the long process of normalizing monetary policy by increasing the federal funds rate for the first time in nine years. More rate hikes may be on the horizon, but the United States' position as the one major economy tightening in this environment makes the Fed's job that much more difficult.

Against this backdrop, investors tended to dial down their risk exposure, selling out of equities, high-yield bonds, and emerging markets in favor of the safety of U.S. Treasuries and other less-volatile assets. That trend abruptly reversed course in February, as attractive valuations eventually lured investors back into riskier assets. After period end, the United Kingdom's vote to leave the European Union set off more volatility as investors turned back to safe-haven assets.

These kinds of market swings can be unsettling. We believe the global economy will continue to make gains, but that periods of heightened volatility could likely persist. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to meet the needs of our fund shareholders. However, your best resource is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
23	Notes to financial statements
30	Auditor's report
31	Tax information
32	Trustees and Officers
36	More information

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16 (%)

Class A shares (without sales charge)
Barclays U.S. Government Bond Index
Morningstar intermediate government bond fund category average
1.98
2.94
1.67
1.84
2.34
1.90
2.46
2.88
2.22
4.27
4.54
4.13
1 year
3 year
5 year
10 year

The Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Government bonds generated gains during the annual period

The backdrop of slow growth and low inflation offset the impact of the Fed's decision to raise interest rates by a quarter point in December.

Duration and yield curve positioning detracted

The fund's duration (interest-rate sensitivity) was less than that of the benchmark, the Barclays U.S. Government Bond Index, a headwind for relative performance at a time in which yields fell.

The fund's asset allocation was a positive

An overweight position in mortgage-backed securities and a corresponding underweight in U.S. Treasuries helped performance.

PORTFOLIO COMPOSITION AS OF 5/31/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you characterize the market environment of the past 12 months?

The fund's benchmark, the Barclays U.S. Government Bond Index, returned 2.94% for the past year, which may seem somewhat surprising given the U.S. Federal Reserve's (Fed's) decision to tighten its monetary policy. The Fed raised short-term interest rates by a quarter point at its December meeting, and the consensus expectation at the close of the period was that the Fed was on track for at least one more rate hike before the end of 2016. While the shift in Fed policy affected the performance of bonds with maturities of two years and below (the segment of the market most sensitive to the central bank's decisions), intermediate and longer-term issues finished with a gain.

Several factors accounted for this apparent disconnect. First, U.S. GDP growth remained in the 1% to 2% range, below the longer-term average. Additionally, inflation—despite ticking higher late in the period—stayed beneath levels that would prompt a more aggressive approach by the Fed. Weak global growth also led the European Central Bank and the Bank of Japan to cut interest rates below zero, bringing down global bond yields and raising demand for the comparatively high yields in the United States. Not least, weak commodity prices and periodic bouts of investor risk aversion buoyed safer assets such as U.S. Treasuries during the second half of 2015 and into January. Together, these factors fueled robust returns for bonds with maturities of five years and above.

The positive backdrop and decline in prevailing yields fed through to mortgage-backed securities, which outpaced U.S. Treasuries. The asset class was further helped by the stable level of prepayments and the ongoing buying by the Fed, as well as the contribution to performance that came from its higher yield.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       4

"Our most notable move was the decision to reduce the fund's position in agency mortgage-backed securities during the course of the year."

What elements of the fund's positioning helped and hurt performance?

Our strategy with respect to duration, or interest-rate sensitivity, detracted from returns. We maintained an underweight (below-benchmark) duration throughout the period, which prevented the fund from fully capitalizing from the decline in yields. We adopted this positioning on the belief that low yields meant that the risk of rising rates was far greater than the potential benefit from a continued decline. While this aspect of our positioning took away from performance in the short term, we continue to see little advantage in trying to chase yields lower from their already depressed levels. The fund closed the annual period with a duration of 4.56 years, which compares with 6.02 years for the benchmark.

This thought process was also reflected in the fund's yield curve positioning, where we held an

QUALITY COMPOSITION AS OF 5/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       5

"We think the Fed is poised to continue its slow pace of rate increases in the year ahead, which we anticipate will have a small, adverse impact on the market."
underweight in bonds with maturities of 20 years and above. Given the relative strength in longer-maturity bonds, this aspect of our positioning was a significant detractor from results. Still, the relatively flat yield curve meant that longer-term bonds offered little in the way of additional yield to offset the associated risks.

The fund's asset allocation strategy contributed positively to performance. The benchmark has a weighting of over 93% in U.S. Treasuries and the remainder in government agency debentures (securities that are backed by the full faith and credit of the issuer rather than specific collateral). In comparison, the fund had a substantial position in agency mortgage-backed securities (such as those insured by federal agencies such as Fannie Mae or Freddie Mac). The basis for this strategy was mortgage-backed securities' ability to provide added yield over U.S. Treasuries without a significantly higher degree of risk. We believe that excess yield can have a meaningful impact on total return in the current low-yield environment. This indeed proved to be the case during the past year, and the fund's performance benefited in kind.

The fund's modest allocation to Treasury Inflation-Protected Securities (TIPS), which it has held since late 2014, detracted from results. Although inflation has ticked up somewhat in the United States, the demand for inflation protection nonetheless waned due to the general weakness in the global economy. TIPS underperformed the broader government bond market and cost the fund a small degree of relative performance.

We employed derivatives during the period, using U.S. Treasury futures contracts to help manage interest-rate risk. In total, the use of derivatives was a minor detractor from performance. There were no open futures contracts as of May 31, 2016.

How was the fund positioned at the end of the period?

Our most notable move was the decision to reduce the fund's position in agency mortgage-backed securities during the course of the year. We continued to see some opportunity in this area, but we thought their strong relative performance indicated the potential for better risk/return opportunities elsewhere. We redeployed a portion of the proceeds to agency debentures, where yields were more

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       6

compelling. We also added exposure to government agency commercial mortgage-backed securities, with an emphasis on those backed by mortgages on multifamily housing. We believe these assets are stable from a credit perspective, and we see a relatively low risk of prepayments compared with other sectors. Taken together, these shifts help illustrate our ongoing efforts to rotate the portfolio in an effort to capture relative values throughout the government bond market.

More broadly speaking, we continued to seek opportunities in higher-yielding segments of the government bond market, such as agency debentures, asset-backed securities, commercial mortgage-backed securities, and nonagency mortgage-backed securities.

Overall, the fund is positioned for a gradual increase in bond yields. We think the Fed is poised to continue its slow pace of rate increases in the year ahead, which we anticipate will have a small, adverse impact on the market. At the same time, we don't see the potential for an upward spike in yields due to the backdrop of slow growth and moderate inflation. Further, the extremely low rates overseas represent a source of continued demand for U.S. securities. In combination, these factors form the basis for our continued short duration positioning and emphasis on higher-yielding market segments.

MANAGED BY

Howard C. Greene, CFA On the fund since 2006 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-16	as of 5-31-16
Class A	-2.09	1.64	3.84	8.46	45.75	1.65	1.52
Class B	-3.79	1.29	3.63	6.62	42.85	0.94	0.84
Class C	0.09	1.66	3.48	8.61	40.72	0.94	0.84
Index†	2.94	2.88	4.54	15.28	55.83	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C
Gross (%)	1.09	1.84	1.84
Net (%)	0.98	1.75	1.75

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays U.S. Government Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays U.S. Government Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B2	5-31-06	14,285	14,285	15,583
Class C2	5-31-06	14,072	14,072	15,583

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.70	$4.95	0.98%
Class B	1,000.00	1,015.80	8.87	1.76%
Class C	1,000.00	1,014.70	8.86	1.76%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2015, with the same investment held until May 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2015	Ending value on 5-31-2016	Expenses paid during period ended 5-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.10	$4.95	0.98%
Class B	1,000.00	1,016.20	8.87	1.76%
Class C	1,000.00	1,016.20	8.87	1.76%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       11

Fund's investments

As of 5-31-16
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 78.8%				$239,805,337
(Cost $236,071,856)
U.S. Government 25.1%				76,513,115
U.S. Treasury
Bond	2.500	02-15-45	9,349,000	9,074,738
Bond	2.500	02-15-46	4,500,000	4,364,825
Bond	3.375	05-15-44	8,725,000	10,073,624
Note	0.875	10-15-18	3,150,000	3,144,094
Note	1.250	12-15-18	13,100,000	13,190,063
Note	1.375	09-30-18	11,010,000	11,118,382
Note	1.375	09-30-20	4,000,000	4,008,592
Note	1.375	01-31-21	3,000,000	3,000,936
Note	1.375	04-30-21	3,000,000	2,999,181
Note	1.500	05-31-20	5,000,000	5,045,705
Treasury Inflation Protected Security	0.125	04-15-21	3,013,830	3,046,205
Treasury Inflation Protected Security	0.375	07-15-25	4,518,135	4,565,788
Treasury Inflation Protected Security	0.750	02-15-45	3,033,360	2,880,982
U.S. Government Agency 53.7%				163,292,222
Federal Farm Credit Bank
Note	1.580	10-13-20	3,000,000	2,975,328
Note	1.700	02-17-21	3,000,000	2,992,074
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	04-01-43	1,532,980	1,578,405
30 Yr Pass Thru	3.500	12-01-44	5,195,965	5,474,871
30 Yr Pass Thru	4.000	12-01-40	1,267,826	1,359,123
30 Yr Pass Thru	4.000	01-01-41	1,390,850	1,491,006
30 Yr Pass Thru	4.000	01-01-41	1,727,694	1,852,106
30 Yr Pass Thru	4.000	11-01-43	1,915,069	2,066,140
30 Yr Pass Thru	5.500	04-01-38	988,906	1,114,759
30 Yr Pass Thru	5.500	12-01-38	850,727	957,932
Note	1.100	02-26-18	5,800,000	5,803,022
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	2,786,762	2,916,690
15 Yr Pass Thru	3.500	03-01-26	3,410,184	3,605,908
15 Yr Pass Thru	3.500	07-01-26	1,752,093	1,857,032
15 Yr Pass Thru	4.000	02-01-26	5,320,570	5,660,796
30 Yr Pass Thru	3.000	12-01-42	6,613,670	6,823,855
30 Yr Pass Thru	3.500	01-01-43	3,199,096	3,375,189
30 Yr Pass Thru	3.500	07-01-43	3,154,731	3,325,424
30 Yr Pass Thru	3.500	03-01-44	1,507,498	1,590,949
30 Yr Pass Thru	3.500	10-01-44	3,852,716	4,057,563
30 Yr Pass Thru	3.500	01-01-45	6,739,753	7,116,005

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	04-01-45	4,147,202	$4,356,691
30 Yr Pass Thru	3.500	04-01-45	6,827,765	7,172,658
30 Yr Pass Thru	4.000	09-01-40	4,165,703	4,466,003
30 Yr Pass Thru	4.000	11-01-40	4,084,778	4,379,244
30 Yr Pass Thru	4.000	12-01-40	2,649,748	2,840,765
30 Yr Pass Thru	4.000	12-01-40	3,314,303	3,601,905
30 Yr Pass Thru	4.000	09-01-41	2,842,266	3,060,484
30 Yr Pass Thru	4.000	09-01-41	4,202,036	4,567,986
30 Yr Pass Thru	4.000	10-01-41	2,659,346	2,879,310
30 Yr Pass Thru	4.000	01-01-42	1,273,670	1,378,821
30 Yr Pass Thru	4.000	07-01-42	3,265,234	3,532,762
30 Yr Pass Thru	4.000	11-01-42	6,591,511	7,074,923
30 Yr Pass Thru	4.000	11-01-43	5,416,536	5,858,633
30 Yr Pass Thru	4.000	12-01-43	3,309,267	3,555,584
30 Yr Pass Thru	4.500	08-01-40	2,987,838	3,262,865
30 Yr Pass Thru	4.500	06-01-41	5,011,705	5,494,953
30 Yr Pass Thru	4.500	07-01-41	4,374,051	4,795,813
30 Yr Pass Thru	4.500	11-01-41	910,683	995,079
30 Yr Pass Thru	4.500	02-01-42	4,182,207	4,569,788
30 Yr Pass Thru	5.000	04-01-35	372,838	417,022
30 Yr Pass Thru	5.000	09-01-40	1,526,302	1,698,180
30 Yr Pass Thru	5.000	04-01-41	1,735,415	1,972,328
30 Yr Pass Thru	5.500	09-01-34	1,159,689	1,311,422
30 Yr Pass Thru	5.500	03-01-36	1,670,488	1,893,720
30 Yr Pass Thru	5.500	04-01-36	1,095,127	1,241,472
30 Yr Pass Thru	5.500	08-01-37	1,411,717	1,597,204
30 Yr Pass Thru	5.500	06-01-38	914,231	1,034,402
30 Yr Pass Thru	6.000	06-01-40	1,061,184	1,213,775
30 Yr Pass Thru	6.500	06-01-39	409,003	475,757
Note	1.500	10-23-19	3,000,000	2,996,886
Note	2.500	03-27-23	1,600,000	1,601,610
Foreign government obligations 0.7%				$2,093,016
(Cost $2,000,000)
Jordan 0.7%				2,093,016
Hashemite Kingdom of Jordan	2.578	06-30-22	2,000,000	2,093,016
Corporate bonds 0.4%				$1,319,146
(Cost $1,242,604)
Financials 0.3%				839,605
Crown Castle Towers LLC (S)	6.113	01-15-40	760,000	839,605
Telecommunication services 0.1%				479,541
SBA Tower Trust (S)	3.598	04-15-43	475,000	479,541

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       13

	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 16.5%				$50,262,914
(Cost $47,752,035)
Commercial and residential 3.8%				11,512,990
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	1.026	08-25-35	275,964	263,512
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (P) (S)	3.035	09-15-26	380,000	377,385
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (P)	1.006	07-25-35	385,349	363,283
Series 2005-7, Class 11A1 (P)	0.986	08-25-35	627,571	592,103
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.250	10-25-34	338,833	337,957
Commercial Mortgage Trust (Deutsche Bank)
Series 2013-CR11, Class B (P)	5.162	10-10-46	940,000	1,055,710
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	595,000	658,695
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.741	08-15-45	4,286,803	347,903
Series 2014-CR16, Class C (P)	4.905	04-10-47	590,000	613,146
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.495	08-19-45	3,138,861	183,106
Series 2005-2, Class X IO	2.069	05-19-35	10,195,424	689,884
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	505,000	507,024
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.033	10-25-36	10,387,951	877,960
Series 2005-AR18, Class 2X IO	1.761	10-25-36	9,591,420	501,020
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	5,077,500	387,940
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (P)	1.546	11-25-34	555,000	538,204
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	2.896	08-25-34	549,929	540,193
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.776	05-25-35	404,227	376,422
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	555,000	590,620
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	4.079	12-13-29	690,000	698,319
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class C (P) (S)	2.710	03-18-28	1,040,000	1,012,604
U.S. Government Agency 12.7%				38,749,924
Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	2,972,595	302,513
Series 290, Class IO	3.500	11-15-32	3,707,058	577,519
Series 3833, Class LI IO	1.839	10-15-40	3,406,892	210,622
Series 4136, Class IH IO	3.500	09-15-27	2,182,417	237,163

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       14

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 4459, Class CA	5.000	12-15-34	800,977	$844,988
Series 4482, Class MA	2.000	04-15-31	1,869,059	1,891,389
Series K017, Class X1 IO	1.411	12-25-21	3,602,686	218,644
Series K018, Class X1 IO	1.403	01-25-22	3,727,867	232,879
Series K022, Class X1 IO	1.276	07-25-22	9,675,002	610,238
Series K026, Class X1 IO	1.037	11-25-22	4,576,839	244,891
Series K038, Class X1 IO	1.192	03-25-24	7,251,770	524,257
Series K048, Class X1 IO	0.256	06-25-25	5,222,546	105,069
Series K049, Class A2	3.010	08-25-25	3,000,000	3,154,574
Series K050, Class X1 IO	0.333	08-25-25	73,929,053	1,938,072
Series K053, Class X1 IO	0.894	12-25-25	28,300,270	1,911,290
Series K054, Class X1 IO	1.181	01-25-26	22,058,743	1,983,646
Series K706, Class X1 IO	1.563	10-25-18	9,342,445	297,566
Series K707, Class X1 IO	1.535	12-25-18	3,216,118	105,635
Series K709, Class X1 IO	1.523	03-25-19	4,525,444	163,588
Series K710, Class X1 IO	1.764	05-25-19	3,675,142	159,292
Series K711, Class X1 IO	1.697	07-25-19	10,885,281	481,970
Series K715, Class X1 IO	1.153	01-25-21	38,656,559	1,695,836
Series K718, Class X1 IO	0.649	01-25-22	22,570,930	690,655
Series K720, Class X1 IO	0.544	08-25-22	49,922,839	1,400,505
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	638,063	685,223
Series 2010-9, Class MC	5.000	04-25-36	3,728,000	3,947,217
Series 2011-32, Class CK	3.500	09-25-28	976,793	998,952
Series 2012-137, Class QI IO	3.000	12-25-27	2,724,239	293,456
Series 2012-137, Class WI IO	3.500	12-25-32	2,172,263	320,099
Series 2013-130, Class AG	4.000	10-25-43	5,955,582	6,342,339
Series 2014-28, Class BD	3.500	08-25-43	3,932,461	4,187,716
Series 2015-M13, Class A2 (P)	2.711	06-25-25	1,500,000	1,538,752
Government National Mortgage Association
Series 2012-114, Class IO	0.900	01-16-53	2,266,523	153,367
Series 2013-6, Class AI IO	3.500	08-20-39	2,234,119	300,002
Asset backed securities 1.7%				$5,236,182
(Cost $5,031,359)
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.916	05-25-35	645,000	613,855
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.686	07-25-36	633,177	596,459
Citicorp Residential Mortgage Trust Series 2007-2, Class A6	6.265	06-25-37	138,115	142,361
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.866	07-25-35	270,000	263,516
CSMC Trust Series 2006-CF2, Class M1 (P) (S)	0.916	05-25-36	447,079	439,936

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       15

	Rate (%)	Maturity date	Par value^	Value
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	1.136	11-25-35	729,296	$713,098
New Century Home Equity Loan Trust Series 2005-1, Class M1 (P)	1.121	03-25-35	887,000	823,525
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.596	09-25-36	598,425	568,845
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.886	11-25-35	425,000	403,773
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.939	02-25-35	401,121	381,122
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	302,250	289,692
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.4%				$4,316,000
(Cost $4,316,000)
U.S. Government Agency 0.3%				1,031,000
Federal Home Loan Bank Discount Note	0.150	06-01-16	1,031,000	1,031,000
			Par value^	Value
Repurchase agreement 1.1%				3,285,000
Barclays Tri-Party Repurchase Agreement dated 5-31-16 at 0.290% to be repurchased at $2,802,023 on 6-1-16, collateralized by $2,746,300 U.S. Treasury Inflation Indexed Notes, 0.625% due 1-15-26 (valued at $2,858,132, including interest)			2,802,000	2,802,000
Repurchase Agreement with State Street Corp. dated 5-31-16 at 0.030% to be repurchased at $483,000 on 6-1-16, collateralized by $475,000 U.S. Treasury Notes, 2.125% due 8-31-20 (valued at $492,813, including interest)			483,000	483,000
Total investments (Cost $296,413,854)† 99.5%				$303,032,595
Other assets and liabilities, net 0.5%				$1,387,047
Total net assets 100.0%				$304,419,642

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-16, the aggregate cost of investment securities for federal income tax purposes was $297,176,177. Net unrealized appreciation aggregated to $5,856,418, of which $6,734,104 related to appreciated investment securities and $877,686 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-16

Assets
Investments, at value (Cost $296,413,854)	$303,032,595
Cash	137,243
Receivable for fund shares sold	513,181
Interest receivable	1,216,243
Receivable due from advisor	9,098
Other receivables and prepaid expenses	35,386
Total assets	304,943,746
Liabilities
Payable for fund shares repurchased	316,413
Distributions payable	55,660
Payable to affiliates
Accounting and legal services fees	9,967
Transfer agent fees	31,511
Distribution and service fees	15,649
Other liabilities and accrued expenses	94,904
Total liabilities	524,104
Net assets	$304,419,642
Net assets consist of
Paid-in capital	$307,560,654
Undistributed net investment income	126,976
Accumulated net realized gain (loss) on investments and futures contracts	(9,886,729)
Net unrealized appreciation (depreciation) on investments	6,618,741
Net assets	$304,419,642

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($282,116,578 ÷ 29,357,738 shares)[1]	$9.61
Class B ($3,943,720 ÷ 410,526 shares)[1]	$9.61
Class C ($18,359,344 ÷ 1,910,388 shares)[1]	$9.61
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.01

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       17

STATEMENT OF OPERATIONS  For the year ended 5-31-16

Investment income
Interest	$7,590,841
Securities lending	2,126
Total investment income	7,592,967
Expenses
Investment management fees	1,828,156
Distribution and service fees	894,590
Accounting and legal services fees	57,115
Transfer agent fees	369,736
Trustees' fees	4,309
State registration fees	55,882
Printing and postage	54,234
Professional fees	65,244
Custodian fees	42,077
Registration and filing fees	10,169
Other	11,662
Total expenses	3,393,174
Less expense reductions	(356,894)
Net expenses	3,036,280
Net investment income	4,556,687
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	249,543
Futures contracts	(483,892)
(234,349)
Change in net unrealized appreciation (depreciation) of
Investments	925,482
925,482
Net realized and unrealized gain	691,133
Increase in net assets from operations	$5,247,820

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-16	Year ended 5-31-15
Increase (decrease) in net assets
From operations
Net investment income	$4,556,687	$4,399,144
Net realized gain (loss)	(234,349)	228,614
Change in net unrealized appreciation (depreciation)	925,482	870,260
Increase in net assets resulting from operations	5,247,820	5,498,018
Distributions to shareholders
From net investment income
Class A	(6,150,606)	(6,684,388)
Class B	(66,736)	(96,506)
Class C	(258,870)	(288,283)
Total distributions	(6,476,212)	(7,069,177)
From fund share transactions	8,451,286	(1,444,194)
Total increase (decrease)	7,222,894	(3,015,353)
Net assets
Beginning of year	297,196,748	300,212,101
End of year	$304,419,642	$297,196,748
Undistributed net investment income	$126,976	$19,579

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       19

Financial highlights

Class A Shares Period ended	5-31-16	5-31-15	5-31-14	5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$9.64	$9.69	$9.78	$9.93	$9.68
Net investment income[1]	0.15	0.15	0.16	0.17	0.20
Net realized and unrealized gain (loss) on investments	0.04	0.04	(0.01)	(0.04)	0.33
Total from investment operations	0.19	0.19	0.15	0.13	0.53
Less distributions
From net investment income	(0.22)	(0.24)	(0.24)	(0.28)	(0.28)
Net asset value, end of period	$9.61	$9.64	$9.69	$9.78	$9.93
Total return (%)[2,3]	1.98	1.93	1.61	1.29	5.57
Ratios and supplemental data
Net assets, end of period (in millions)	$282	$275	$276	$316	$320
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.09	1.11	1.12	1.15
Expenses including reductions	0.98	0.98	0.98	0.98	1.06
Net investment income	1.61	1.53	1.63	1.71	2.02
Portfolio turnover (%)	60	77	57	78	95

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       20

Class B Shares Period ended	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$9.64	$9.69	$9.78		$9.93	$9.68
Net investment income[1]	0.08	0.07	0.08		0.09	0.12
Net realized and unrealized gain (loss) on investments	0.03	0.04	—	[2]	(0.04)	0.34
Total from investment operations	0.11	0.11	0.08		0.05	0.46
Less distributions
From net investment income	(0.14)	(0.16)	(0.17)		(0.20)	(0.21)
Net asset value, end of period	$9.61	$9.64	$9.69		$9.78	$9.93
Total return (%)[3,4]	1.20	1.16	0.82		0.45	4.75
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$5	$6		$11	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	1.84	1.86		1.87	1.90
Expenses including reductions	1.75	1.74	1.77		1.81	1.84
Net investment income	0.84	0.77	0.81		0.88	1.23
Portfolio turnover (%)	60	77	57		78	95

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       21

Class C Shares Period ended	5-31-16	5-31-15	5-31-14		5-31-13	5-31-12
Per share operating performance
Net asset value, beginning of period	$9.65	$9.69	$9.78		$9.94	$9.68
Net investment income[1]	0.08	0.08	0.08		0.09	0.12
Net realized and unrealized gain (loss) on investments	0.02	0.04	—	[2]	(0.05)	0.35
Total from investment operations	0.10	0.12	0.08		0.04	0.47
Less distributions
From net investment income	(0.14)	(0.16)	(0.17)		(0.20)	(0.21)
Net asset value, end of period	$9.61	$9.65	$9.69		$9.78	$9.94
Total return (%)[3,4]	1.09	1.26	0.82		0.35	4.86
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$17	$17		$31	$35
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	1.84	1.86		1.87	1.90
Expenses including reductions	1.75	1.74	1.77		1.81	1.84
Net investment income	0.84	0.77	0.81		0.88	1.24
Portfolio turnover (%)	60	77	57		78	95

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       22

Notes to financial statements

Note 1 — Organization

John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2016, all investments are categorized as Level 2 under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       23

less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       24

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2016 were $1,794. For the year ended May 31, 2016, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2016, the fund has a capital loss carryforward of $9,038,934 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2016:

Capital loss carryforward expiring at May 31	No expiration date
2018	Short term	Long term
$33,097	$3,759,999	$5,245,838

As of May 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the years ended May 31, 2016 and 2015 was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$6,476,212	$7,069,177

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2016, the components of distributable earnings on a tax basis consisted of $182,636 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       25

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded an exchange. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded transactions are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2016, the fund used futures contracts to manage the duration of the fund. During the year ended May 31, 2016, the fund held futures contracts with notional values ranging up to $17.5 million, as measured at each quarter end. There were no open futures contracts as of May 31, 2016.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2016:

Risk	Statement of operations location	Futures contracts
Interest rate	Net realized gain (loss)	($483,892)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       26

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.625% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the maximum annual management fee to 0.53% of the fund's average daily net assets. The current expense limitation agreement expires on September 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2016 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to $334,756, $4,532 and $17,606 for Class A, Class B, and Class C shares, respectively, for the year ended May 31, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2016 were equivalent to a net annual effective rate of 0.50% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       27

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $752,505 for the year ended May 31, 2016. Of this amount, $112,751 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $624,751 was paid as sales commissions to broker-dealers and $15,003 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2016, CDSCs received by the Distributor amounted to $1,020, $5,471 and $2,822 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$677,557	$342,311
Class B	44,381	5,610
Class C	172,652	21,815
Total	$894,590	$369,736

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       28

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2016 and 2015 were as follows:

		Year ended 5-31-16		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	7,056,515	$67,741,330	4,334,546	$42,050,899
Distributions reinvested	573,105	5,496,842	609,118	5,901,183
Repurchased	(6,796,817)	(65,082,548)	(4,929,109)	(47,746,903)
Net increase	832,803	$8,155,624	14,555	$205,179
Class B shares
Sold	36,145	$347,390	24,515	$237,433
Distributions reinvested	5,461	52,352	7,524	72,865
Repurchased	(154,903)	(1,484,457)	(172,137)	(1,666,909)
Net decrease	(113,297)	($1,084,715)	(140,098)	($1,356,611)
Class C shares
Sold	769,030	$7,377,377	412,168	$3,997,552
Distributions reinvested	22,691	217,663	23,753	230,150
Repurchased	(648,497)	(6,214,663)	(466,973)	(4,520,464)
Net increase (decrease)	143,224	$1,380,377	(31,052)	($292,762)
Total net increase (decrease)	862,730	$8,451,286	(156,595)	($1,444,194)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $78,408,020 and $86,580,805, respectively, for the year ended May 31, 2016. Purchases and sales of U.S. Treasury obligations aggregated $105,885,862 and $ $85,469,172, respectively, for the year ended May 31, 2016.

Note 8 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended May 31, 2016, the fund engaged in sales amounting to $7,204,613.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       29

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bond Trust and John Hancock Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Government Income Fund (the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2016

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       30

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	230
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	230
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	230
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	230
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	230
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       32

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	230
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	230
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	230
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	230
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       33

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	230
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	230
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	230
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	230
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       34

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       35

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF298048	56A 5/16 7/16

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2016 and 2015. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2016	May 31, 2015
John Hancock Global Conservative Absolute Return Fund	93,197	89,707
John Hancock Global Short Duration Credit Fund	70,177	69,268
John Hancock Government Income Fund	42,543	41,508
John Hancock Investment Grade Bond Fund	47,038	40,479
Total	$ 252,955	$ 240,962

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates were $103,474 and $103,940 for the fiscal years ended May 31, 2016 and 2015, respectively.

Fund	May 31, 2016	May 31, 2015
John Hancock Global Conservative Absolute Return Fund	525	519
John Hancock Global Short Duration Credit Fund	525	519
John Hancock Government Income Fund	525	519
John Hancock Investment Grade Bond Fund	525	519
Total	$ 2,100	$ 2,076

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2016 and 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2016	May 31, 2015
John Hancock Global Conservative Absolute Return Fund	3,500	3,450
John Hancock Global Short Duration Credit Fund	3,500	3,450
John Hancock Government Income Fund	3,500	3,450
John Hancock Investment Grade Bond Fund	3,500	3,450
Total	$ 14,000	$ 13,800

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2016 and 2015 amounted to the following:

Fund	May 31, 2016	May 31, 2015
John Hancock Global Conservative Absolute Return Fund	1,608	216
John Hancock Global Short Duration Credit Fund	24	120
John Hancock Government Income Fund	108	216
John Hancock Investment Grade Bond Fund	108	5,116
Total	$ 1,848	$ 5,668

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2016 and 2015 amounted to the following:

Trust	May 31, 2016	May 31, 2015
John Hancock Bond Trust	$ 5,663,779	$ 6,639,774

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 15, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	July 15, 2016